UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02444

The Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Steven I. Koszalka

The Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest with a stable,
long-term approach.

Special feature page 6

The Bond Fund of America® Annual report for the year ended December 31, 2016

The Bond Fund of America seeks as high a level of current income as is consistent with the preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.68%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.60%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Invest with a stable, long-term approach.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
20	Financial statements
43	Board of trustees and other officers

Fellow investors:

In a year marked by volatility and political upheaval, the U.S. bond market generated modest returns. Investment-grade bonds advanced for most of the year despite signs of higher inflation and a substantial rise in interest rates during the fourth quarter. For the 12-month period ended December 31, The Bond Fund of America (BFA) gained 2.74%.

By way of comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index — a measure of the investment-grade (BBB/Baa and above) bond market — returned 2.65%. The fund’s peer group, as measured by the Lipper Core Bond Funds Average, rose 3%. BFA has generally kept pace with these benchmarks over longer periods, as shown in the chart below.

During the 12-month period, the fund paid dividends totaling 22 cents a share. For investors, this amounted to an income return of 1.74% with dividends reinvested, or 1.72% if taken in cash.

Bond market overview

Bonds rallied during much of the year as economic and political turmoil around the world drove investor demand for perceived safe-haven assets, including U.S. Treasuries. China’s slowing economy, negative interest rates in Europe and Japan, and the United Kingdom’s June 23 vote to leave the European Union (EU) added to market uncertainty, driving global bond yields to record lows. The yield on the benchmark 10-year Treasury note fell to 1.37% in July, its lowest level in history, as bond prices soared. Meanwhile, 10-year German, Japanese and Swiss bonds traded at negative yields.

This powerful flight-to-safety trend was driven largely by investor worries about EU stability. The so-called “Brexit” vote in the U.K. raised recession fears in Europe and prompted longer term concerns that other EU members might also attempt to leave the 28-nation bloc. Central banks around the world reacted to the global turmoil with consistent messages that

Results at a glance

For periods ended December 31, 2016, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 5/28/74)
The Bond Fund of America (Class A shares)	2.74%	2.81%	2.44%	3.00%	7.66%
Bloomberg Barclays U.S. Aggregate Index[1]	2.65	3.03	2.23	4.34	7.63
Lipper Core Bond Funds Average[2]	3.00	2.70	2.41	3.94	7.44

[1]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Aggregate Index began on January 1, 1976. From May 28, 1974, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

The Bond Fund of America	1

long-standing easy monetary policies would continue. U.S. Federal Reserve officials, who had previously hinted at a summer interest rate hike, indicated that they would wait until later in the year to make that determination.

Market sentiment shifted in the fall, boosted by improving U.S. economic data and Donald Trump’s victory over Hillary Clinton in the U.S. presidential election. Bond yields moved sharply higher in November and December amid expectations for tax cuts, greater infrastructure spending and widespread regulatory reductions under a Trump administration. Inflation expectations also rose significantly as investors anticipated stronger economic growth. In December, U.S. consumer prices rose 2.1% on a year-over-year basis, the largest inflation bump since June 2014.

As the year came to a close, the Fed delivered a highly telegraphed interest rate hike in mid-December. For just the second time in a decade, the Fed raised the federal funds target rate by 25 basis points to a range of 0.50%–0.75%. Fed officials attributed the move to better U.S. economic growth, a tight labor market and signs of higher inflation. Longer term, market-driven rates also moved up. For the full year, the yield on the benchmark 10-year Treasury note increased 18 basis points to 2.45%, a modest move that masked the reality of a highly volatile period.

Inside the portfolio

The fund continued to favor high-quality, liquid securities, including substantial holdings of U.S. Treasury bonds. This positioning reflects the portfolio managers’ view that volatile markets and global uncertainty are on the rise, and therefore a defensive posture is appropriate. Among Treasuries, the fund has a relatively large exposure to Treasury Inflation Protected Securities, or TIPS, resulting from the managers’ belief that inflationary pressures are mounting in the U.S. economy. That conviction proved correct in 2016. As TIPS rallied on higher inflation data, some managers decided to collect profits and trim their holdings.

As a result, the fund’s investments in U.S. Treasury securities declined modestly from about 40% of the portfolio in December 2015 to approximately 36% in December 2016. Some of those assets were shifted into high-quality U.S. corporate bonds amid managers’ expectations of an improving U.S. economy. During the 12-month period, the fund’s exposure to corporate bonds rose from about 28% of the portfolio to roughly 30%. Within the corporate bond market, managers increased their holdings in the energy sector due to attractive valuations, particularly among oil pipeline companies.

Mortgage-backed securities (MBS) remained underweight in the portfolio, compared to the index. Managers reduced their exposure to the MBS market even further due to perceived high valuations. The fund’s mortgage-related holdings were reduced from approximately 21% of the portfolio at the end of 2015, to about 18% at the end of 2016. Elsewhere in the portfolio, investments in asset-backed securities (ABS) were increased slightly based on attractive valuations and the high-quality characteristics of ABS debt, which is backed by auto loans and credit card receivables.

The fund’s managers also found attractive opportunities in the new-issue market, as many U.S. corporations sought to issue bonds ahead of the Fed’s December rate increase. Amid historically low rates, U.S. corporate bond issuance surpassed $1.5 trillion in 2016. Among the largest deals of the year, Anheuser-Busch InBev sold $46

2	The Bond Fund of America

billion of high-grade bonds to help finance its acquisition of SABMiller; Dell Technologies Inc brought a $20 billion offering to market in connection with its takeover of EMC Corp; and Microsoft raised $19.75 billion to help fund its purchase of LinkedIn.

Looking ahead

We maintain a positive outlook for the U.S. economy, given remarkable strength in the labor market, steadily rising home prices, and modest growth in consumer spending. With the unemployment rate at a nearly nine-year low of 4.7%, the U.S. economy is essentially at full employment and wages are starting to rise at a respectable pace. That is quite a contrast from the depths of the 2008-2009 financial crisis, when the U.S. unemployment rate soared to 10% and the global economy teetered on the brink of collapse.

As we look ahead into 2017, the United States is likely to remain one of the few reliable engines driving global economic growth. Europe continues to struggle with weak economic growth and rising political risk. China’s once fast-growing economy is slowing down, dimming the prospects for some emerging markets that depend on China as a source of demand for various commodities. While U.S. GDP growth has averaged just 2% on an annualized basis over the past decade, there is reason to be optimistic that more robust growth of 3% to 3.5% may be on the horizon.

The outcome of the U.S. presidential election has raised market expectations for a pro-growth agenda in Washington. With Trump in the White House and Republicans controlling both houses of Congress, the stage is set for potentially transformative change across a number of areas, from health care to the banking industry to global trade. Many asset markets — including rates, commodities and equities — have started to price in this pro-growth agenda. However, it is important to note that policy details and their implications remain unclear at this early stage.

Moreover, it is unlikely that such dramatic change will happen without encountering a few bumps in the road ahead. Higher inflation and higher interest rates are two of those potential bumps. With the U.S. economy heating up, Fed officials have indicated that they would like to raise rates three times in 2017. While that may be a tad too aggressive, in our view, we do believe the U.S. economy is strong enough to handle higher rates and, indeed, a healthy economy requires rates to eventually move back toward more normalized levels.

Over the long term, higher rates are beneficial for fixed income investors who have been struggling with ultra-low bond yields for the better part of a decade. We believe it will take time, perhaps a long time, to return to historical norms, but it does appear that the process has finally begun. We remain confident in our ability to help our shareholders navigate this period, while seeking to provide reliable income and capital preservation, as we have for the last 43 years.

Thank you for your interest in the fund. We look forward to reporting to you again in six months.

Cordially,

John H. Smet

President

February 10, 2017

For current information about the fund, visit americanfunds.com.

The Bond Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to December 15, 1986, when it became 4.75% until January 9, 2000.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. From May 28, 1974, through December 31, 1975, Bloomberg Barclays U.S. Government/Credit Index was used because Bloomberg Barclays U.S. Aggregate Index did not yet exist. Since January 1, 1976, the Bloomberg Barclays U.S. Aggregate Index has been used. These indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Includes reinvested dividends of $213,938 and reinvested captital gain distributions of $4,573.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period May 28, 1974, commencement of operations, through December 31, 1974.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2016)*

	1 year	5 years	10 years
Class A shares	-1.10%	1.66%	2.60%

Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated March 1, 2017 (unaudited).

$200,000
100,000
60,000
40,000
20,000
10,000
8,000

Year ended December 31	1974[6]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
TOTAL VALUE (dollars in thousands)																
Dividends reinvested	$0.4	0.9	1.0	1.1	1.2	1.4	1.7	2.1	2.4	2.6	2.9	3.2	3.6	3.8	4.0	4.5
Value at year-end	$10.0	11.3	13.3	14.0	14.3	14.7	15.2	16.2	21.6	23.6	26.5	33.5	38.6	39.3	43.5	47.9
Total return	(0.1)%	12.7	18.1	5.1	2.0	3.1	3.5	6.6	32.9	9.5	11.9	26.6	15.2	2.0	10.7	10.1

4	The Bond Fund of America

How a $10,000 investment has grown

There always have been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Dividends, particularly when reinvested, have accounted for virtually all of the fund’s overall results. The table beneath the chart details the fund’s annual dividends and the cumulative value of the original investment.

The Bond Fund of America	5

Invest with a stable, long-term approach.

Bonds can help investors navigate volatile markets at a time of profound change around the world.

6	The Bond Fund of America

In many ways, 2016 provided a perfect platform for the rise of market volatility. The year started with the worst stock market decline in history, measured by market capitalization. Investor fears were stoked by China’s slowing economy, sharply falling oil prices and uncertainty over the health of the U.S. economy.

Next came Brexit and worries about the future of the European Union. As the year marched on, the rise of populism, protectionism and anti-establishment fervor reached a peak in the bitter and fractious U.S. presidential election. By December, however, stock markets were hitting a series of record highs fueled by optimism for the U.S. economy — quite a turnaround from the dark days of January.

For fixed income investors, the turbulent year served as a reminder that planning for market volatility remains a crucial element of a prudent, long-term investment strategy. High-grade bonds, in particular, can provide a cushion against wild swings in the equity markets and smooth out returns in a well-diversified portfolio.

That was indeed the case in 2016. Bonds served a valuable purpose during the China scare from January to mid-February, and also during the Brexit-related decline in June, after U.K. residents shocked the world by voting to leave the European Union. The chart on the next page shows how The Bond Fund of America (BFA) fared during several volatile time periods in recent years.

“High-quality bonds or bond funds are often a good counterweight to equities,” notes John Smet, portfolio manager with The Bond Fund of America. “While it’s not always the case, bonds will generally do better when stocks decline. That’s why, when it looks like the world is falling apart, the highest quality bonds will usually provide the best downside protection.”

Indeed, demand for U.S. Treasury bonds — widely regarded as the safest investment in the world — spiked in 2016 as investors fretted over China’s economic woes and Great Britain’s bold move to break away from its neighbors on the European continent. Reflecting this high level of demand, the yield on the benchmark 10-year Treasury note fell to 1.37% in July, its lowest level in history.

The Bond Fund of America	7

Why Own Bonds?

During recent stock market downturns, The Bond Fund of America has held up well.

Capital preservation and diversification are two of the most important reasons to own investment-grade bonds in a well-balanced portfolio.

Source: Capital Group, Standard & Poor’s

CUMULATIVE TOTAL RETURN

	Correction	Correction	Correction	Correction
	4/23/10 -	4/29/11 -	5/21/15 -	11/03/15 -
	7/02/10	10/03/11	8/25/15	02/11/16
The Bond Fund of America (Class A shares)	2.14%	3.30%	-0.06%	0.86%
S&P 500 Composite Index	-15.63%	-18.64%	-11.89%	-12.71%

Source: Capital Group, Standard & Poor’s

Global hunt for yield

Investor demand for Treasuries is often interpreted as a flight-to-safety trend. But there is another element to consider these days, and that is the global hunt for yield. Negative interest rates in Europe and Japan have made even historically low U.S. Treasury yields look attractive by comparison. In July, for instance, when the 10-year Treasury traded at 1.37%, government bonds with similar maturities in Germany and Japan carried negative yields, largely due to aggressive bond-buying programs employed by various central banks around the world.

These bond-buying programs, known as quantitative easing (or QE), are intended to encourage lending and provide a boost to struggling economies. At the same time, QE places enormous pressure on global bond yields, making it difficult for interest rates to rise much in other developed countries, including the United States.

This is one reason why BFA portfolio managers believe U.S. interest rates will stay relatively low, from a historical perspective, for many years to come. While they may rise somewhat as the U.S. economy improves, the global pressure on bond yields is likely to remain for the foreseeable future.

8	The Bond Fund of America

Interest rate anchor

“We continue to have strong conviction in the ‘lower for longer’ interest rate scenario,” says David Hoag, a portfolio manager with The Bond Fund of America. “The global economy and financial markets are highly integrated. As such, ultra-low rates in Europe and Japan tend to have an anchor effect, so to speak, keeping U.S. rates from rising too fast or too far.”

In fact, about 75% of the world’s developed-market sovereign debt yielded less than U.S. Treasuries, for the year ended December 31, 2016. Moreover, in the summer of 2016, about $8.8 trillion of bonds in the J.P. Morgan Global Government Bond Index carried negative yields.

“Simply put, the U.S. cannot decouple from the rest of the world,” Hoag adds. “The Fed may want to raise rates faster, but that will be difficult unless global economic growth picks up materially from the lackluster pace of 2016.”

Investing in the post-post-crisis period

The global forces keeping interest rates “lower for longer” have largely resulted from the financial crisis of 2008-09. While eight years have passed since the depths of the crisis, in many ways, the impact is still being felt today — in lackluster economic growth around the world, in negative interest rates, and in muted inflationary pressures.

Here’s some historical context. Over the past decade, there have been three distinct periods in financial markets: the global financial crisis (2008-2009), the post-crisis period (roughly 2010 to 2014) and the post-post-crisis period (late 2014 to present).

The crisis period was characterized by severe losses in financial markets, a sharp decline in lending, and heavy doses of monetary stimulus by central banks in an attempt to rescue the global economy. The Fed led the way by aggressively cutting interest rates essentially to zero, a policy known as the “zero bound.” U.S. rates have stayed low ever since.

A world awash in liquidity

In the post-crisis period that followed, central banks around the world pumped an incredible amount of money into their financial systems in an attempt to lift economic growth and boost inflation. The European Central Bank, Bank of Japan, Bank of England and Federal Reserve injected a combined $13 trillion into their respective economies. While asset prices

The Bond Fund of America	9

Global Pressure:

Negative-Yielding Bonds

Over the past 30 months, the amount of bonds carrying negative yields has soared as central banks in Europe, Japan and elsewhere have pursued negative interest rate policies. This enormous pressure on global interest rates places an effective cap on U.S. bond yields, keeping them from rising too fast or too far.

Source: J.P. Morgan. As of December 28, 2016.

Note: Data represents the value of negative yielding debt within the J.P. Morgan Global Government Bond Index, converted to U.S. dollars. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, expressed or implied, and shall have no liability to any prospective investor, in connection with this report.

responded favorably with significant price appreciation, global economic growth and inflation remain subdued.

The post-post-crisis period started in late 2014 when the Fed ended its bond-buying (QE) program amid the view that the U.S. economy was past the point of danger. This was the point where U.S. monetary policy diverged from the path of other major central banks, particularly in Europe and Japan, where QE continues in earnest.

As the Fed has moved toward normalization — hiking the federal funds rate in December 2015 and December 2016 — central banks in the other major developed countries have continued to buy bonds and other assets at an unprecedented rate. These ongoing efforts, however, have so far proven ineffective at boosting growth and inflation globally.

In fact, any benefits that may have been gained appear to be diminishing. Asset returns are generally lower than they were during the post-crisis period, and these diminished returns are being produced in the context of heightened global uncertainty and volatility.

How to navigate this period

Given the uncertainty related to macroeconomic policies and their potential impact on economies and markets, BFA managers hold the view that fixed income investors should proceed with caution.

The “hunt for yield” has caused distortions in the bond market, explains John Smet. Specifically, some investors have been paid, via hefty returns, to take equity-like risk in the fixed income portion of their portfolios. That includes buying lower quality bonds in order to boost fund yields. “This invest-

10	The Bond Fund of America

ment approach works, until it doesn’t,” John notes.

Not all bond funds are created equal in terms of the downside protection they provide against equity market volatility. Bracing for higher volatility seems necessary given the uncertain macroeconomic backdrop, and to do so, it’s important to know how the fixed income portion of a given portfolio correlates with equity market returns.

We believe, in this environment, a fixed income portfolio that provides a modest yield, capital preservation and broad diversification away from equity risk is a winning scenario. High portfolio yields require taking more equity-like risk, and if the tide turns on stocks, fixed income strategies that rely heavily on equity-correlated assets could face significant losses.

“A focus on capital preservation is as important as it has ever been in fixed income,” John says. “By relying on bond funds that behave like bond funds to anchor a portfolio, we think investors can better weather the next storm.”

U.S. bond market outlook:

•	Interest rates may rise modestly as the Fed seeks to normalize U.S. monetary policy, but the “lower for longer” rate scenario remains intact. We believe rate hikes will be slow, measured and increasingly influenced by global events.

•	While the U.S. economy is clearly improving, signs of slowing economic growth in Asia and Europe will likely combine to keep rates from climbing too far or too fast.

•

In particular, negative interest rate policies at the European Central Bank and the Bank of Japan should act as an anchor, effectively keeping a lid on global rates. The U.S. cannot decouple from the rest of the world.

The impact on investors:

•	Expect muted bond returns if rates move higher, but there also may be periods of global economic weakness, geopolitical conflict or other unexpected events when bond prices will rally.

•	We believe with fewer attractive investment opportunities, security selection and downside protection will be paramount. Opportunities may arise in lesser known areas of the bond market, such as asset-backed securities.

•	Inflation expectations moved higher in 2016 and that trend is likely to continue. Therefore, inflation-linked investments, such as Treasury Inflation Protected Securities (TIPS), remain attractive.

•	Rising interest rates should not dissuade investors from participating in the fixed income markets. Bonds are an important diversification tool that can help mitigate losses during stock market downturns and periods of economic uncertainty.

The Bond Fund of America	11

Summary investment portfolio December 31, 2016

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	35.94%
AAA/Aaa	22.68
AA/Aa	4.00
A/A	15.32
BBB/Baa	13.27
Below investment grade	2.05
Unrated	.65
Other	.06
Short-term securities & other assets less liabilities	6.03

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.91%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 35.48%
U.S. Treasury 29.16%
U.S. Treasury 0.75% 2018	$210,300	$209,053
U.S. Treasury 1.625% 2019	207,500	208,538
U.S. Treasury 1.625% 2019	157,950	159,060
U.S. Treasury 1.625% 2019	124,400	125,265
U.S. Treasury 1.25% 2020[1]	296,675	294,311
U.S. Treasury 1.625% 2020[1]	374,500	374,268
U.S. Treasury 1.75% 2020	206,610	206,563
U.S. Treasury 1.75% 2020	142,270	142,570
U.S. Treasury 2.00% 2020	137,810	139,247
U.S. Treasury 1.125% 2021[1]	179,375	174,555
U.S. Treasury 1.375% 2021[1]	417,550	410,944
U.S. Treasury 1.75% 2021	370,678	367,957
U.S. Treasury 2.00% 2021	238,000	239,468
U.S. Treasury 2.125% 2021	355,000	358,049
U.S. Treasury 2.125% 2021	288,490	291,060
U.S. Treasury 2.125% 2021	234,650	236,905
U.S. Treasury 2.25% 2021	309,300	314,954
U.S. Treasury 2.25% 2021	153,829	156,257
U.S. Treasury 1.75% 2022	192,847	189,208
U.S. Treasury 2.125% 2022	350,830	350,707
U.S. Treasury 1.50% 2023	457,870	440,485
U.S. Treasury 2.125% 2023	182,663	181,521
U.S. Treasury 2.125% 2025	165,750	162,551
U.S. Treasury 1.625% 2026	147,968	138,286
U.S. Treasury 2.00% 2026	571,709	550,269
U.S. Treasury 3.00% 2045	179,525	176,584

12	The Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury 2.25% 2046	$294,712	$247,087
U.S. Treasury 2.50% 2046	602,245	533,631
U.S. Treasury 0.88%–8.00% 2018–2046	1,927,291	1,941,148
		9,320,501

U.S. Treasury inflation-protected securities 6.29%
U.S. Treasury Inflation-Protected Security 0.125% 2017[2]	127,708	128,003
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	127,448	129,858
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	308,799	307,421
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	144,204	139,581
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	201,352	203,281
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	229,090	217,542
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	117,235	128,274
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	272,579	274,316
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2043[2]	480,348	480,805
		2,009,081

Federal agency bonds & notes 0.03%
Other securities		9,987

Total U.S. Treasury bonds & notes		11,339,569

Corporate bonds & notes 29.82%
Financials 6.21%
Other securities		1,985,313

Health care 5.33%
Other securities		1,703,567

Energy 4.69%
Other securities		1,500,868

Consumer discretionary 3.44%
Other securities		1,099,031

Utilities 2.59%
Other securities		828,641

Consumer staples 2.04%
Other securities		651,492

Real estate 1.80%
Other securities		573,966

Industrials 1.08%
Other securities		344,458

Telecommunication services 1.03%
Other securities		330,203

Information technology 0.87%
Other securities		279,340

Materials 0.74%
Other securities		235,219

Total corporate bonds & notes		9,532,098

The Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations 18.43%
Federal agency mortgage-backed obligations 15.91%
Fannie Mae 3.00% 2046[3]		$201,532	$200,354
Fannie Mae 3.50% 2046[3]		157,615	159,677
Fannie Mae 4.00% 2046[3]		114,696	120,661
Fannie Mae 4.00% 2047[3,4]		217,389	228,449
Fannie Mae 4.50% 2047[3,4]		148,575	159,591
Fannie Mae 4.50% 2047[3,4]		126,550	136,086
Fannie Mae 0%–11.00% 2017–2047[3,4,5]		1,947,721	2,026,366
Freddie Mac 3.50% 2046[3]		286,045	293,083
Freddie Mac 3.50% 2046[3]		130,455	133,659
Freddie Mac 0%–7.50% 2019–2047[3,4]		988,816	1,030,163
Government National Mortgage Assn. 4.50% 2045[3]		116,252	124,206
Government National Mortgage Assn. 1.29%–10.00% 2021–2065[3,5]		442,183	472,047
Other securities			2,745
			5,087,087

Commercial mortgage-backed securities 1.19%
Other securities			380,255

Collateralized mortgage-backed (privately originated) 0.83%
Freddie Mac 1.76%–4.16% 2023–2028[3,5]		51,542	52,292
Other securities			212,531
			264,823

Other mortgage-backed securities 0.50%
Freddie Mac 1.08%–3.53% 2020–2026[3,5]		112,901	114,455
Other securities			44,034
			158,489

Total mortgage-backed obligations			5,890,654

Asset-backed obligations 5.75%
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[3]		480,200	479,112
Other securities			1,357,937
			1,837,049

Bonds & notes of governments & government agencies outside the U.S. 3.17%
Japan 0.10% 2024–2026[2]		¥22,843,500	207,484
United Mexican States, Series M, 6.50% 2021	MXN	2,766,800	130,272
Other securities			677,370
			1,015,126

Municipals 0.80%
Other securities			254,635

Federal agency bonds & notes 0.46%
Fannie Mae 2.125% 2026		14,240	13,499
Federal Home Loan Bank 2.75% 2018		16,635	17,040
Freddie Mac 1.25% 2019		26,500	26,369
Other securities			89,677
			146,585

Total bonds, notes & other debt instruments (cost: $30,136,020,000)			30,015,716

Convertible stocks 0.01%	Shares
Industrials 0.01%
Other securities			4,050

Total convertible stocks (cost: $13,571,000)			4,050

14	The Bond Fund of America

Preferred securities 0.01%	Shares	Value (000)
Financials 0.01%
Other securities		$3,986

Total preferred securities (cost: $5,820,000)		3,986

Common stocks 0.04%
Other 0.04%
Other securities		11,443

Total common stocks (cost: $56,021,000)		11,443

Rights & warrants 0.00%
Energy 0.00%
Other securities		—

Total rights & warrants (cost: $671,000)		—

Short-term securities 6.51%	Principal amount (000)
Federal Home Loan Bank 0.45%–0.55% due 1/19/2017–5/17/2017	$608,900	608,306
Japanese Treasury Discount Bills 0.00% due 3/10/2017	90,000,000	770,452
Microsoft Corp. 0.76%–0.86% due 2/14/2017–3/14/2017[6]	188,900	188,736
Other securities		514,733

Total short-term securities (cost: $2,196,606,000)		2,082,227

Total investment securities 100.48% (cost: $32,408,709,000)		32,117,422
Other assets less liabilities (0.48)%		(153,334)

Net assets 100.00%		$31,964,088

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $194,795,000, which represented .61% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $28,970,000, which represented .09% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $7,094,000, an aggregate cost of $41,022,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $982,710,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Colombian pesos	1/27/2017	Citibank	COP42,592,900	$14,200	$(95)
Euros	1/11/2017	JPMorgan Chase	€10,139	$10,762	(80)
Euros	1/12/2017	Barclays Bank PLC	€9,605	$10,233	(114)
Euros	1/20/2017	Citibank	€11,000	$11,740	(147)
Euros	1/20/2017	JPMorgan Chase	€14,065	$15,154	(331)
Euros	1/23/2017	Citibank	€5,404	$5,637	59
Malaysian ringgits	1/13/2017	Citibank	MYR62,510	$14,119	(192)
					$(900)
Sales:
Brazilian reais	1/6/2017	Bank of America, N.A.	$4,795	BRL16,300	(203)
Brazilian reais	1/11/2017	Bank of America, N.A.	$2,405	BRL8,250	(121)
Brazilian reais	1/11/2017	Citibank	$17,758	BRL61,000	(916)
Brazilian reais	1/13/2017	JPMorgan Chase	$15,377	BRL53,000	(837)

The Bond Fund of America	15

Forward currency contracts (continued)

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
British pounds	1/24/2017	Bank of New York Mellon	$461	£370	$5
Canadian dollars	1/12/2017	Bank of America, N.A.	$17,334	C$23,100	126
Chilean pesos	1/20/2017	Citibank	$53,778	CLP35,813,750	394
Chilean pesos	1/27/2017	Citibank	$14,161	CLP9,573,000	(101)
Euros	1/13/2017	Citibank	$19,562	€18,750	(192)
Indian rupees	1/6/2017	Bank of America, N.A.	$2,908	INR200,000	(37)
Indian rupees	1/11/2017	Citibank	$949	INR65,350	(13)
Indian rupees	1/11/2017	UBS AG	$13,775	INR948,500	(184)
Indian rupees	1/11/2017	JPMorgan Chase	$17,991	INR1,238,700	(238)
Indian rupees	1/25/2017	JPMorgan Chase	$2,113	INR143,040	11
Japanese yen	3/10/2017	Bank of America, N.A.	$892,888	¥90,000,000	120,143
Japanese yen	3/17/2017	Barclays Bank PLC	$49,436	¥5,080,000	5,801
Japanese yen	3/17/2017	UBS AG	$13,137	¥1,350,000	1,541
Japanese yen	4/18/2017	JPMorgan Chase	$14,722	¥1,520,000	1,644
Japanese yen	5/12/2017	Citibank	$84,132	¥8,620,000	9,868
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	8/10/2017	JPMorgan Chase	$11,470	¥1,170,000	1,341
Mexican pesos	1/9/2017	Citibank	$2,876	MXN59,392	16
Mexican pesos	1/11/2017	Citibank	$676	MXN14,000	2
Mexican pesos	1/20/2017	JPMorgan Chase	$19,645	MXN403,550	242
Mexican pesos	1/25/2017	JPMorgan Chase	$9,344	MXN190,000	216
Singapore dollars	1/24/2017	JPMorgan Chase	$13,566	S$19,600	34
South Korean won	1/13/2017	UBS AG	$14,136	KRW16,600,000	391
Turkish lira	1/23/2017	UBS AG	$2,859	TRY10,125	3
Turkish lira	1/23/2017	JPMorgan Chase	$114	TRY405	— [7]
					$144,939
Forward currency contracts – net					$144,039

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $14,770,478,000.

							Unrealized
							(depreciation)
							appreciation
Pay/receive			Fixed	Expiration	Notional		at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)		(000)
Receive	LCH	Sonio Overnight Deposit Rates	0.207%	10/13/2018		£280,000	$(311)
Receive	LCH	Sonio Overnight Deposit Rates	0.227	10/14/2018		45,000	(30)
Receive	LCH	Sonio Overnight Deposit Rates	0.226	10/14/2018		275,000	(190)
Pay	LCH	3-month USD-LIBOR	0.821	7/8/2019		$95,000	1,789
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr	1,030,000	44
Receive	LCH	3-month USD-LIBOR	1.666	5/26/2020		$250,000	(715)
Receive	LCH	3-month USD-LIBOR	1.371	1/25/2021		270,000	(5,138)
Receive	LCH	3-month USD-LIBOR	1.3705	1/25/2021		280,000	(5,334)
Receive	LCH	3-month USD-LIBOR	1.3095	2/2/2021		188,000	(4,083)
Pay	LCH	3-month USD-LIBOR	1.305	4/25/2021		293,000	7,111
Receive	LCH	3-month USD-LIBOR	1.3575	6/3/2021		75,000	(1,738)
Pay	LCH	3-month USD-LIBOR	1.0695	6/17/2021		160,000	5,774
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021		74,000	2,628
Pay	LCH	3-month USD-LIBOR	2.1892	8/13/2021		50,000	(594)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021		67,000	2,206
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021		67,000	2,182
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021		727,900	23,722
Pay	LCH	3-month USD-LIBOR	1.25	9/23/2021		660,000	20,770
Pay	LCH	3-month USD-LIBOR	1.225	9/23/2021		527,100	17,189
Pay	LCH	3-month USD-LIBOR	1.26775	10/7/2021		87,000	2,703

16	The Bond Fund of America

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	1.2796%	10/11/2021	$434,000	$13,306
Receive	LCH	3-month USD-LIBOR	1.852	12/5/2021	15,000	(78)
Receive	LCH	3-month USD-LIBOR	1.813	12/6/2021	20,000	(141)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	58,100	(218)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	291,900	(1,106)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	785,000	4,090
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	392,000	1,682
Receive	LCH	3-month USD-LIBOR	1.733	10/9/2022	100,000	(1,765)
Receive	LCH	3-month USD-LIBOR	1.176	2/16/2023	240,000	(12,730)
Receive	LCH	3-month USD-LIBOR	1.615	8/18/2023	270,000	(4,941)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	27,000	(1,426)
Receive	LCH	3-month USD-LIBOR	2.2665	12/21/2023	20,000	146
Pay	LCH	3-month USD-LIBOR	2.82125	4/11/2024	42,000	(1,850)
Pay	LCH	3-month USD-LIBOR	2.7455	6/19/2024	45,000	(1,747)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	54,000	(1,860)
Pay	LCH	3-month USD-LIBOR	1.902	2/2/2025	3,000	75
Pay	LCH	6-month JPY-LIBOR	0.5327	3/4/2025	¥6,100,000	(1,617)
Pay	LCH	3-month USD-LIBOR	2.255	5/20/2025	$75,000	(41)
Pay	LCH	6-month JPY-LIBOR	0.46995	11/17/2025	¥6,250,000	(1,394)
Pay	LCH	3-month USD-LIBOR	2.1145	12/10/2025	$93,000	1,273
Pay	LCH	3-month USD-LIBOR	2.149	1/7/2026	10,000	113
Pay	LCH	3-month USD-LIBOR	2.0235	1/13/2026	38,000	831
Pay	LCH	3-month USD-LIBOR	1.9615	1/14/2026	110,000	2,977
Pay	LCH	6-month JPY-LIBOR	0.3822	1/15/2026	¥5,100,000	(789)
Pay	LCH	3-month USD-LIBOR	1.8855	1/25/2026	$150,000	5,043
Pay	LCH	6-month JPY-LIBOR	0.228	2/8/2026	¥8,500,000	(282)
Pay	LCH	6-month JPY-LIBOR	0.20125	2/18/2026	8,240,000	(96)
Receive	LCH	6-month JPY-LIBOR	0.1223	5/11/2026	2,000,000	(115)
Receive	LCH	6-month JPY-LIBOR	0.1173	5/13/2026	1,000,000	(62)
Receive	LCH	6-month JPY-LIBOR	0.10855	5/16/2026	2,000,000	(138)
Receive	LCH	6-month JPY-LIBOR	0.0188	6/16/2026	1,000,000	(145)
Receive	LCH	6-month JPY-LIBOR	(0.00395)	6/17/2026	2,000,000	(321)
Pay	LCH	3-month USD-LIBOR	1.3805	7/5/2026	$78,000	6,334
Pay	LCH	3-month USD-LIBOR	1.456	8/9/2026	15,000	1,134
Receive	LCH	6-month EURIBOR	0.398	10/27/2026	€6,100	(149)
Receive	LCH	6-month EURIBOR	0.408	10/27/2026	39,800	(931)
Receive	LCH	6-month EURIBOR	0.756	12/9/2026	28,000	317
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	$79,900	(1,497)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	160,300	(3,459)
Pay	LCH	3-month USD-LIBOR	1.87	8/18/2031	57,000	4,310
Receive	LCH	3-month USD-LIBOR	3.4275	4/11/2034	23,000	3,004
Receive	LCH	3-month USD-LIBOR	2.523	12/8/2035	5,000	(19)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(11,010)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	24,000	(3,124)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	25,000	(3,415)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	33,000	(852)
Pay	LCH	3-month USD-LIBOR	2.476	1/9/2045	15,000	332
Pay	LCH	3-month USD-LIBOR	2.3505	1/20/2045	3,000	145
Pay	LCH	3-month USD-LIBOR	2.717	5/26/2045	45,000	(1,296)
Pay	LCH	3-month USD-LIBOR	2.943	7/17/2045	40,000	(3,078)
Pay	LCH	3-month USD-LIBOR	2.6995	9/2/2045	40,000	(1,008)
Pay	LCH	3-month USD-LIBOR	2.7055	9/2/2045	50,000	(1,323)
Pay	LCH	3-month USD-LIBOR	2.6785	9/4/2045	60,000	(1,243)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	72,000	1,010
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	48,000	581
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	60,000	641
Pay	LCH	3-month USD-LIBOR	2.57082	11/6/2045	123,000	283
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	13,200	31
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(187)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	204
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	57,400	684
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	4,600	46
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	10,000	211

The Bond Fund of America	17

Interest rate swaps (continued)

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.59125%	12/16/2045	$67,250	$(137)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	49,000	1,819
Pay	LCH	3-month USD-LIBOR	2.396	1/19/2046	25,000	1,001
Pay	LCH	3-month USD-LIBOR	2.3375	1/25/2046	60,000	3,157
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	53,000	2,590
Pay	LCH	3-month USD-LIBOR	1.991	6/13/2046	8,000	1,028
Pay	LCH	3-month USD-LIBOR	1.9905	6/13/2046	4,000	514
Pay	LCH	3-month USD-LIBOR	1.9165	6/21/2046	8,500	1,231
Receive	LCH	3-month USD-LIBOR	1.803	7/14/2046	30,000	(5,091)
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	30,000	4,944
Pay	LCH	6-month EURIBOR	0.9152	10/27/2046	€15,100	1,289
Pay	LCH	6-month EURIBOR	0.9007	10/27/2046	2,000	179
Pay	LCH	3-month USD-LIBOR	2.403	11/21/2046	$31,000	1,217
Receive	LCH	3-month USD-LIBOR	2.542	12/6/2046	17,000	(149)
Receive	LCH	3-month USD-LIBOR	2.5445	12/6/2046	45,000	(369)
Pay	LCH	6-month EURIBOR	1.3092	12/9/2046	€11,000	(250)
Pay	LCH	3-month USD-LIBOR	2.7265	12/22/2046	$97,000	(3,083)
						$61,225

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $533,022,000.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 12/31/2016 (000)
CDX.NA.HY.25	CME	5.00%	12/20/2020	$198,000	$(13,657)	$(3,973)	$(9,684)
CDX.NA.HY.27	ICE	5.00	12/20/2021	304,600	(18,885)	(11,209)	(7,676)
							$(17,360)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $10,696,679,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	168	January 2017	$69,596	$42
10 Year Ultra U.S. Treasury Note Futures	CME	Short	5,682	March 2017	759,322	(2,421)
10 Year U.S. Treasury Note Futures	CME	Long	2,488	March 2017	309,316	(104)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	1,317	March 2017	208,323	2,726
20 Year U.S. Treasury Bond Futures	CME	Long	284	March 2017	43,264	(477)
5 Year U.S. Treasury Note Futures	CME	Long	84,019	April 2017	9,907,026	(21,009)
2 Year U.S. Treasury Note Futures	CME	Long	13,305	April 2017	2,885,056	(2,029)
90 Day Euro Dollar Futures	CME	Long	1,878	December 2017	464,168	(1,805)
90 Day Euro Dollar Futures	CME	Short	1,351	March 2018	333,593	1,382
						$(23,695)

18	The Bond Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $368,286,000, which represented 1.15% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,948,345,000, which represented 12.35% of the net assets of the fund.
[7]	Amount less than one thousand.

Key to abbreviations and symbols
BRL = Brazilian reais
£ = British pounds
C$ = Canadian dollars
CLP = Chilean pesos
CME = CME Group
COP = Colombian pesos
EURIBOR = Euro Interbank Offered Rate
€ = Euros
ICE = Intercontinental Exchange, Inc.
INR = Indian rupees
JPY/¥ = Japanese yen
KRW = South Korean won
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR = Norwegian Interbank Offered Rate
NOK/NKr = Norwegian kroner
S$ = Singapore dollars
TBA = To-be-announced
TRY = Turkish lira

See Notes to Financial Statements

The Bond Fund of America	19

Financial statements

Statement of assets and liabilities
at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $32,408,709)		$32,117,422
Cash		3,685
Cash denominated in currencies other than U.S. dollars (cost: $13,113)		13,067
Unrealized appreciation on open forward currency contracts		147,840
Receivables for:
Sales of investments	$1,064,011
Sales of fund’s shares	78,156
Closed forward currency contracts	16,969
Variation margin	81,393
Dividends and interest	177,620
Other	920	1,419,069
		33,701,083
Liabilities:
Unrealized depreciation on open forward currency contracts		3,801
Payables for:
Purchases of investments	1,585,868
Repurchases of fund’s shares	65,918
Dividends on fund’s shares	2,381
Closed forward currency contracts	636
Investment advisory services	5,012
Services provided by related parties	7,555
Trustees’ deferred compensation	745
Variation margin	64,210
Other	869	1,733,194
Net assets at December 31, 2016		$31,964,088

Net assets consist of:
Capital paid in on shares of beneficial interest		$33,452,425
Undistributed net investment income		2,550
Accumulated net realized loss		(1,363,273)
Net unrealized depreciation		(127,614)
Net assets at December 31, 2016		$31,964,088

See Notes to Financial Statements

20	The Bond Fund of America

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,512,215 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$19,436,620	1,527,620	$12.72
Class B	19,674	1,546	12.72
Class C	1,276,382	100,317	12.72
Class F-1	757,323	59,522	12.72
Class F-2	3,337,867	262,340	12.72
Class 529-A	916,888	72,063	12.72
Class 529-B	1,607	126	12.72
Class 529-C	321,589	25,275	12.72
Class 529-E	47,585	3,740	12.72
Class 529-F-1	77,249	6,071	12.72
Class R-1	42,273	3,322	12.72
Class R-2	514,367	40,427	12.72
Class R-2E	9,268	728	12.72
Class R-3	651,118	51,175	12.72
Class R-4	556,104	43,707	12.72
Class R-5E	10	1	12.72
Class R-5	148,883	11,701	12.72
Class R-6	3,849,281	302,534	12.72

See Notes to Financial Statements

The Bond Fund of America	21

Statement of operations
for the year ended December 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $364)	$738,982
Dividends	119	$739,101
Fees and expenses*:
Investment advisory services	57,403
Distribution services	79,216
Transfer agent services	41,510
Administrative services	7,480
Reports to shareholders	1,790
Registration statement and prospectus	1,487
Trustees’ compensation	256
Auditing and legal	209
Custodian	375
Other	1,355	191,081
Net investment income		548,020

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $345)	472,749
Forward currency contracts	(47,740)
Interest rate swaps	29,099
Credit default swaps	(37,597)
Futures contracts	(190,541)
Currency transactions	(9,651)	216,319
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $440)	(179,697)
Forward currency contracts	146,726
Interest rate swaps	56,289
Credit default swaps	(18,769)
Futures contracts	(23,695)
Currency translations	(143)	(19,289)
Net realized gain and unrealized depreciation		197,030
Net increase in net assets resulting from operations		$745,050

*  Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31
	2016	2015
Operations:
Net investment income	$548,020	$502,317
Net realized gain	216,319	241,515
Net unrealized depreciation	(19,289)	(683,564)
Net increase in net assets resulting from operations	745,050	60,268

Dividends paid or accrued to shareholders from net investment income	(514,154)	(547,669)

Net capital share transactions	3,471,685	780,496

Total increase in net assets	3,702,581	293,095

Net assets:
Beginning of year	28,261,507	27,968,412
End of year (including undistributed net investment income: $2,550 and $17,160, respectively)	$31,964,088	$28,261,507

See Notes to Financial Statements

22	The Bond Fund of America

Notes to financial statements

1. Organization

The Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with the preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

The Bond Fund of America	23

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

24	The Bond Fund of America

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$11,339,569	$—	$11,339,569
Corporate bonds & notes	—	9,517,643	14,455	9,532,098
Mortgage-backed obligations	—	5,890,654	—	5,890,654
Asset-backed obligations	—	1,804,759	32,290	1,837,049
Bonds & notes of governments & government agencies outside the U.S.	—	1,015,126	—	1,015,126
Municipals	—	254,635	—	254,635
Federal agency bonds & notes	—	146,585	—	146,585
Convertible stocks	—	4,050	—	4,050
Preferred securities	—	3,986	—	3,986
Common stocks	1,483	5,049	4,911	11,443
Short-term securities	—	2,082,227	—	2,082,227
Total	$1,483	$32,064,283	$51,656	$32,117,422

The Bond Fund of America	25

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$147,840	$—	$147,840
Unrealized appreciation on interest rate swaps	—	153,890	—	153,890
Unrealized appreciation on futures contracts	4,150	—	—	4,150
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,801)	—	(3,801)
Unrealized depreciation on interest rate swaps	—	(92,665)	—	(92,665)
Unrealized depreciation on credit default swaps	—	(17,360)	—	(17,360)
Unrealized depreciation on futures contracts	(27,845)	—	—	(27,845)
Total	$(23,695)	$187,904	$—	$164,209

*  Forward currency contracts, interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal

26	The Bond Fund of America

agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The Bond Fund of America	27

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in a transaction that involves unfunded commitments, which may obligate the fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure as of December 31, 2016, was $259,000. Should such commitments become due in full, these amounts would represent less than .01% of the net assets of the fund as of December 31, 2016.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying

28	The Bond Fund of America

issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

The Bond Fund of America	29

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts as of, or for the year ended, December 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$147,840	Unrealized depreciation on open forward currency contracts	$3,801
Forward currency	Currency	Receivables for closed forward currency contracts	16,969	Payables for closed forward currency contracts	636
Interest rate swaps	Interest	Net unrealized appreciation*	153,890	Net unrealized depreciation*	92,665
Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	17,360
Futures contracts	Interest	Net unrealized appreciation*	4,150	Net unrealized depreciation*	27,845
			$322,849		$142,307

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(47,740)	Net unrealized appreciation on forward currency contracts	$146,726
Interest rate swaps	Interest	Net realized gain on interest rate swaps	29,099	Net unrealized appreciation on interest rate swaps	56,289
Credit default swaps	Credit	Net realized loss on credit default swaps	(37,597)	Net unrealized depreciation on credit default swaps	(18,769)
Futures contracts	Interest	Net realized loss on futures contracts	(190,541)	Net unrealized depreciation on futures contracts	(23,695)
			$(246,779)		$160,551

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, credit default swaps, futures contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

30	The Bond Fund of America

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$125,597	$(664)	$(124,933)	$—	$—
Bank of New York Mellon	5	—	—	—	5
Barclays Bank PLC	7,348	(114)	(7,234)	—	—
Citibank	17,270	(1,655)	(15,615)	—	—
HSBC Bank	876	(257)	(619)	—	—
JPMorgan Chase	11,307	(1,563)	(9,744)	—	—
UBS AG	2,406	(184)	(2,191)	—	31
Total	$164,809	$(4,437)	$(160,336)	$—	$36
Liabilities:
Bank of America, N.A.	$664	$(644)	$—	$—	$—
Barclays Bank PLC	114	(114)	—	—	—
Citibank	1,655	(1,655)	—	—	—
HSBC Bank	257	(257)	—	—	—
JPMorgan Chase	1,563	(1,563)	—	—	—
UBS AG	184	(184)	—	—	—
Total	$4,437	$(4,437)	$—	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S.

The Bond Fund of America	31

taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2016, the fund reclassified $48,468,000 from undistributed net investment income to accumulated net realized loss and $8,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$132,930
Capital loss carryforward expiring 2017*	(1,282,818)
Gross unrealized appreciation on investment securities	332,400
Gross unrealized depreciation on investment securities	(672,148)
Net unrealized depreciation on investment securities	(339,748)
Cost of investment securities	32,457,170

*	Reflects the utilization of capital loss carryforward of $295,779,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2016		2015
Class A	$331,377		$369,608
Class B	436		1,428
Class C	12,115		16,772
Class F-1	12,250		13,147
Class F-2	42,281		31,899
Class 529-A	14,899		17,368
Class 529-B	33		115
Class 529-C	2,833		3,951
Class 529-E	681		824
Class 529-F-1	1,403		1,475
Class R-1	419		631
Class R-2	5,073		7,139
Class R-2E	77		6
Class R-3	9,355		11,673
Class R-4	9,284		10,136
Class R-5E*	—	†	—	†
Class R-5	3,606		4,690
Class R-6	68,032		56,807
Total	$514,154		$547,669

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.110% on such assets in excess of $36 billion. The agreement also provides for monthly fees, accrued daily,

32	The Bond Fund of America

based on a series of decreasing rates beginning with 2.25% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. For the year ended December 31, 2016, the investment advisory services fee was $57,403,000, which was equivalent to an annualized rate of 0.186% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. From January 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Bond Fund of America	33

For the year ended December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$48,192	$30,179		$1,973		Not applicable
Class B	484	88		Not applicable		Not applicable
Class C	13,650	2,105		685		Not applicable
Class F-1	1,833	1,068		372		Not applicable
Class F-2	Not applicable	2,383		1,081		Not applicable
Class 529-A	2,148	1,226		467		$736
Class 529-B	43	8		2		4
Class 529-C	3,350	470		170		269
Class 529-E	243	36		24		39
Class 529-F-1	—	100		38		60
Class R-1	456	53		23		Not applicable
Class R-2	4,028	1,963		272		Not applicable
Class R-2E	36	12		3		Not applicable
Class R-3	3,384	1,130		341		Not applicable
Class R-4	1,369	567		275		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	99		92		Not applicable
Class R-6	Not applicable	23		1,662		Not applicable
Total class-specific expenses	$79,216	$41,510		$7,480		$1,108

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $256,000 in the fund’s statement of operations reflects $217,000 in current fees (either paid in cash or deferred) and a net increase of $39,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

34	The Bond Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class A	$3,951,151	305,755	$322,470	24,958		$(3,596,110)	(278,510)	$677,511	52,203
Class B	2,346	182	426	33		(67,889)	(5,259)	(65,117)	(5,044)
Class C	299,015	23,154	11,733	909		(410,436)	(31,798)	(99,688)	(7,735)
Class F-1	265,974	20,611	11,850	917		(199,852)	(15,485)	77,972	6,043
Class F-2	2,487,608	191,937	41,181	3,190		(692,695)	(53,585)	1,836,094	141,542
Class 529-A	156,763	12,132	14,850	1,150		(161,563)	(12,512)	10,050	770
Class 529-B	441	34	33	2		(6,302)	(488)	(5,828)	(452)
Class 529-C	58,197	4,506	2,819	218		(79,881)	(6,190)	(18,865)	(1,466)
Class 529-E	7,869	608	678	53		(9,195)	(712)	(648)	(51)
Class 529-F-1	21,542	1,671	1,394	108		(17,920)	(1,391)	5,016	388
Class R-1	9,616	746	416	32		(15,151)	(1,173)	(5,119)	(395)
Class R-2	141,658	10,987	5,019	389		(183,298)	(14,209)	(36,621)	(2,833)
Class R-2E	9,530	736	77	6		(1,607)	(125)	8,000	617
Class R-3	200,062	15,507	9,283	719		(227,210)	(17,608)	(17,865)	(1,382)
Class R-4	160,132	12,401	9,254	716		(129,996)	(10,073)	39,390	3,044
Class R-5E	—	—	—	—		—	—	—	—
Class R-5	62,293	4,830	3,478	269		(126,576)	(9,737)	(60,805)	(4,638)
Class R-6	1,232,208	95,329	68,034	5,264		(172,034)	(13,261)	1,128,208	87,332
Total net increase (decrease)	$9,066,405	701,126	$502,995	38,933		$(6,097,715)	(472,116)	$3,471,685	267,943

Year ended December 31, 2015

Class A	$2,835,690	221,702	$358,397	28,022		$(2,985,792)	(233,593)	$208,295	16,131
Class B	3,718	290	1,390	109		(86,526)	(6,766)	(81,418)	(6,367)
Class C	247,243	19,325	16,131	1,262		(380,924)	(29,798)	(117,550)	(9,211)
Class F-1	209,390	16,372	12,686	992		(190,480)	(14,882)	31,596	2,482
Class F-2	597,049	46,646	31,107	2,433		(383,033)	(29,979)	245,123	19,100
Class 529-A	119,755	9,362	17,305	1,353		(162,892)	(12,759)	(25,832)	(2,044)
Class 529-B	747	58	113	9		(8,326)	(651)	(7,466)	(584)
Class 529-C	50,233	3,926	3,931	307		(82,732)	(6,479)	(28,568)	(2,246)
Class 529-E	6,410	501	821	64		(9,257)	(725)	(2,026)	(160)
Class 529-F-1	19,884	1,557	1,468	115		(14,851)	(1,164)	6,501	508
Class R-1	11,206	876	626	49		(19,650)	(1,539)	(7,818)	(614)
Class R-2	133,437	10,427	7,064	552		(192,583)	(15,067)	(52,082)	(4,088)
Class R-2E	1,391	110	5	—	[2]	(154)	(12)	1,242	98
Class R-3	170,152	13,295	11,578	905		(238,779)	(18,681)	(57,049)	(4,481)
Class R-4	169,535	13,224	10,103	790		(138,127)	(10,796)	41,511	3,218
Class R-5E3	10	1	—	—		—	—	10	1
Class R-5	67,235	5,245	4,715	368		(70,460)	(5,468)	1,490	145
Class R-6	864,399	67,542	56,704	4,436		(296,566)	(23,197)	624,537	48,781
Total net increase (decrease)	$5,507,484	430,459	$534,144	41,766		$(5,261,132)	(411,556)	$780,496	60,669

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $76,349,658,000 and $74,592,995,000, respectively, during the year ended December 31, 2016.

The Bond Fund of America	35

Financial highlights

		Income (loss) from
		investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset			Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	to average	to average
	of period	income	unrealized)	operations	income)	of period	return[2]	(in millions)	net assets	net assets
Class A:
Year ended 12/31/2016	$12.59	$.23	$.12	$.35	$(.22)	$12.72	2.74%	$19,437	.61%	1.79%
Year ended 12/31/2015	12.81	.23	(.20)	.03	(.25)	12.59	.23	18,580	.60	1.81
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.53	18,691	.62	2.11
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	18,895	.61	2.10
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.90	24,142	.60	2.33
Class B:
Year ended 12/31/2016	12.59	.13	.12	.25	(.12)	12.72	1.97	20	1.37	1.01
Year ended 12/31/2015	12.81	.13	(.19)	(.06)	(.16)	12.59	(.51)	83	1.34	1.05
Year ended 12/31/2014	12.40	.18	.41	.59	(.18)	12.81	4.75	166	1.36	1.40
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	257	1.36	1.33
Year ended 12/31/2012	12.55	.21	.43	.64	(.24)	12.95	5.10	441	1.35	1.60
Class C:
Year ended 12/31/2016	12.59	.12	.12	.24	(.11)	12.72	1.94	1,276	1.40	1.00
Year ended 12/31/2015	12.81	.13	(.20)	(.07)	(.15)	12.59	(.56)	1,361	1.40	1.01
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.71	1,502	1.41	1.33
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.76)	1,680	1.41	1.29
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.05	2,400	1.39	1.54
Class F-1:
Year ended 12/31/2016	12.59	.22	.12	.34	(.21)	12.72	2.71	757	.64	1.76
Year ended 12/31/2015	12.81	.23	(.20)	.03	(.25)	12.59	.21	673	.63	1.78
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.53	653	.62	2.15
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(2.03)	961	.64	2.06
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.88	1,452	.61	2.32
Class F-2:
Year ended 12/31/2016	12.59	.26	.12	.38	(.25)	12.72	3.00	3,338	.36	2.03
Year ended 12/31/2015	12.81	.26	(.20)	.06	(.28)	12.59	.47	1,521	.37	2.05
Year ended 12/31/2014	12.40	.29	.43	.72	(.31)	12.81	5.82	1,303	.35	2.27
Year ended 12/31/2013	12.95	.29	(.52)	(.23)	(.32)	12.40	(1.75)	467	.37	2.36
Year ended 12/31/2012	12.55	.33	.43	.76	(.36)	12.95	6.16	483	.35	2.56
Class 529-A:
Year ended 12/31/2016	12.59	.22	.12	.34	(.21)	12.72	2.66	917	.69	1.71
Year ended 12/31/2015	12.81	.22	(.20)	.02	(.24)	12.59	.13	898	.70	1.71
Year ended 12/31/2014	12.40	.26	.41	.67	(.26)	12.81	5.44	939	.71	2.02
Year ended 12/31/2013	12.95	.25	(.52)	(.27)	(.28)	12.40	(2.08)	947	.70	2.01
Year ended 12/31/2012	12.55	.29	.43	.72	(.32)	12.95	5.80	1,101	.68	2.24
Class 529-B:
Year ended 12/31/2016	12.59	.11	.12	.23	(.10)	12.72	1.85	2	1.50	.89
Year ended 12/31/2015	12.81	.12	(.20)	(.08)	(.14)	12.59	(.64)	7	1.47	.92
Year ended 12/31/2014	12.40	.16	.41	.57	(.16)	12.81	4.62	15	1.49	1.27
Year ended 12/31/2013	12.95	.15	(.52)	(.37)	(.18)	12.40	(2.84)	23	1.49	1.21
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.96	39	1.48	1.47

36	The Bond Fund of America

		Income (loss) from
		investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset				Ratio of		Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,		expenses		net income
	beginning	investment	realized and	investment	investment	end	Total	end of period		to average		to average
	of period	income	unrealized)	operations	income)	of period	return[2]	(in millions)		net assets		net assets
Class 529-C:
Year ended 12/31/2016	$12.59	$.12	$.12	$.24	$(.11)	$12.72	1.88%	$322		1.45%		.95%
Year ended 12/31/2015	12.81	.12	(.20)	(.08)	(.14)	12.59	(.63)	337		1.46		.95
Year ended 12/31/2014	12.40	.16	.41	.57	(.16)	12.81	4.64	371		1.47		1.26
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.83)	388		1.48		1.24
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.97	477		1.46		1.46
Class 529-E:
Year ended 12/31/2016	12.59	.19	.12	.31	(.18)	12.72	2.45	48		.90		1.50
Year ended 12/31/2015	12.81	.19	(.20)	(.01)	(.21)	12.59	(.08)	48		.91		1.50
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	51		.93		1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	52		.93		1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	61		.93		1.99
Class 529-F-1:
Year ended 12/31/2016	12.59	.25	.12	.37	(.24)	12.72	2.89	77		.46		1.94
Year ended 12/31/2015	12.81	.25	(.20)	.05	(.27)	12.59	.36	71		.47		1.94
Year ended 12/31/2014	12.40	.28	.42	.70	(.29)	12.81	5.68	66		.48		2.24
Year ended 12/31/2013	12.95	.28	(.52)	(.24)	(.31)	12.40	(1.86)	62		.48		2.24
Year ended 12/31/2012	12.55	.32	.43	.75	(.35)	12.95	6.04	73		.46		2.45
Class R-1:
Year ended 12/31/2016	12.59	.13	.12	.25	(.12)	12.72	1.97	42		1.37		1.03
Year ended 12/31/2015	12.81	.13	(.20)	(.07)	(.15)	12.59	(.53)	47		1.36		1.05
Year ended 12/31/2014	12.40	.17	.42	.59	(.18)	12.81	4.75	55		1.36		1.37
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	58		1.37		1.34
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.08	81		1.36		1.57
Class R-2:
Year ended 12/31/2016	12.59	.13	.12	.25	(.12)	12.72	1.98	514		1.35		1.05
Year ended 12/31/2015	12.81	.14	(.20)	(.06)	(.16)	12.59	(.51)	545		1.34		1.07
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.73	606		1.39		1.34
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.70)	636		1.35		1.37
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.09	807		1.36		1.57
Class R-2E:
Year ended 12/31/2016	12.59	.17	.12	.29	(.16)	12.72	2.31	9		1.05		1.36
Year ended 12/31/2015	12.81	.18	(.19)	(.01)	(.21)	12.59	(.07)	1		.96		1.41
Period from 8/29/2014 to 12/31/2014[3,4]	12.82	.07	.01	.08	(.09)	12.81	.63 [5,6]	—	[7]	.25	[5,6]	.52	[5,6]
Class R-3:
Year ended 12/31/2016	12.59	.19	.12	.31	(.18)	12.72	2.43	651		.91		1.49
Year ended 12/31/2015	12.81	.19	(.20)	(.01)	(.21)	12.59	(.08)	662		.91		1.50
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	731		.93		1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	748		.92		1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	955		.92		2.00

See page 38 for footnotes.

The Bond Fund of America	37

Financial highlights (continued)

		Income (loss) from
		investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset				Ratio of		Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,		expenses		net income
	beginning	investment	realized and	investment	investment	end	Total	end of period		to average		to average
	of period	income	unrealized)	operations	income)	of period	return[2]	(in millions)		net assets		net assets
Class R-4:
Year ended 12/31/2016	$12.59	$.23	$.12	$.35	$(.22)	$12.72	2.75%	$556		.60%		1.80%
Year ended 12/31/2015	12.81	.23	(.20)	.03	(.25)	12.59	.24	512		.59		1.82
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.55	480		.61		2.12
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	484		.60		2.11
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.89	602		.60		2.33
Class R-5E:
Year ended 12/31/2016	12.59	.25	.12	.37	(.24)	12.72	2.89	—	[7]	.47		1.91
Period from 11/20/2015 to 12/31/2015[3,8]	12.66	.03	(.06)	(.03)	(.04)	12.59	(.24)[5]	—	[7]	.05	[5]	.22	[5]
Class R-5:
Year ended 12/31/2016	12.59	.27	.12	.39	(.26)	12.72	3.05	149		.31		2.13
Year ended 12/31/2015	12.81	.27	(.20)	.07	(.29)	12.59	.54	206		.30		2.11
Year ended 12/31/2014	12.40	.31	.41	.72	(.31)	12.81	5.86	207		.31		2.43
Year ended 12/31/2013	12.95	.30	(.52)	(.22)	(.33)	12.40	(1.70)	226		.31		2.41
Year ended 12/31/2012	12.55	.34	.43	.77	(.37)	12.95	6.20	311		.31		2.63
Class R-6:
Year ended 12/31/2016	12.59	.27	.12	.39	(.26)	12.72	3.11	3,849		.25		2.15
Year ended 12/31/2015	12.81	.28	(.20)	.08	(.30)	12.59	.58	2,710		.25		2.16
Year ended 12/31/2014	12.40	.31	.42	.73	(.32)	12.81	5.92	2,132		.26		2.42
Year ended 12/31/2013	12.95	.31	(.52)	(.21)	(.34)	12.40	(1.65)	1,128		.26		2.51
Year ended 12/31/2012	12.55	.35	.43	.78	(.38)	12.95	6.26	559		.25		2.61

	Year ended December 31
Portfolio turnover rate for all share classes[9]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	363%	401%	348%	419%	264%
Excluding mortgage dollar roll transactions	168%	151%	136%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Not annualized.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

38	The Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary investment portfolio, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2017

The Bond Fund of America	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	The Bond Fund of America

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$978.02	$2.99	.60%
Class A - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B - actual return	1,000.00	974.29	6.77	1.36
Class B - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C - actual return	1,000.00	974.16	6.92	1.39
Class C - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 - actual return	1,000.00	977.86	3.19	.64
Class F-1 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 - actual return	1,000.00	979.22	1.80	.36
Class F-2 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 529-A - actual return	1,000.00	977.65	3.39	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	973.74	7.36	1.48
Class 529-B - assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C - actual return	1,000.00	973.93	7.11	1.43
Class 529-C - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E - actual return	1,000.00	976.65	4.38	.88
Class 529-E - assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-F-1 - actual return	1,000.00	978.79	2.19	.44
Class 529-F-1 - assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 - actual return	1,000.00	974.25	6.82	1.37
Class R-1 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 - actual return	1,000.00	974.21	6.82	1.37
Class R-2 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E - actual return	1,000.00	975.81	5.23	1.05
Class R-2E - assumed 5% return	1,000.00	1,019.91	5.35	1.05
Class R-3 - actual return	1,000.00	976.48	4.58	.92
Class R-3 - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 - actual return	1,000.00	978.03	2.99	.60
Class R-4 - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-5E - actual return	1,000.00	978.77	2.34	.47
Class R-5E - assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-5 - actual return	1,000.00	979.45	1.55	.31
Class R-5 - assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 - actual return	1,000.00	979.77	1.25	.25
Class R-6 - assumed 5% return	1,000.00	1,023.95	1.28	.25

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Bond Fund of America	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Qualified dividend income	$2,878,000
Corporate dividends received deduction	$1,755,000
U.S. government income that may be exempt from state taxation	$221,250,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

42	The Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2009	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President Emeritus and University Professor, The University of Tulsa	80	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board and President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

The Bond Fund of America	43

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew F. Barth, 1961 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Director, Capital Group International, Inc.;[6] Chairman of the Board, Capital Guardian Trust Company;[6]
Partner — Capital Fixed Income Investors, Capital Guardian Trust Company;[6]
		Partner — Capital Fixed Income Investors, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Fergus N. MacDonald, 1969 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Pramod Atluri, 1976 Vice President	2017	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

44	The Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius, LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of The Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$195,000
2016	$177,000

b) Audit-Related Fees:
2015	$9,000
2016	$9,000

c) Tax Fees:
2015	$8,000
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,475,000 for fiscal year 2015 and $1,262,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Bond Fund of America®
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 93.91% U.S. Treasury bonds & notes 35.48% U.S. Treasury 29.16%	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 2018	$210,300	$209,053
U.S. Treasury 0.875% 2018	8,975	8,956
U.S. Treasury 1.00% 2018	46,500	46,353
U.S. Treasury 1.50% 2018	53,000	53,338
U.S. Treasury 1.50% 2019	50,725	51,007
U.S. Treasury 1.625% 2019	207,500	208,538
U.S. Treasury 1.625% 2019	157,950	159,060
U.S. Treasury 1.625% 2019	124,400	125,265
U.S. Treasury 1.125% 2020	53,700	53,010
U.S. Treasury 1.25% 2020[1]	296,675	294,311
U.S. Treasury 1.25% 2020	109,700	108,895
U.S. Treasury 1.375% 2020	34,759	34,333
U.S. Treasury 1.375% 2020	32,250	32,048
U.S. Treasury 1.50% 2020	59,650	59,470
U.S. Treasury 1.625% 2020[1]	374,500	374,268
U.S. Treasury 1.75% 2020	206,610	206,563
U.S. Treasury 1.75% 2020	142,270	142,570
U.S. Treasury 2.00% 2020	137,810	139,247
U.S. Treasury 3.625% 2020	20,000	21,284
U.S. Treasury 1.125% 2021[1]	179,375	174,555
U.S. Treasury 1.125% 2021	82,120	79,352
U.S. Treasury 1.25% 2021	64,200	62,259
U.S. Treasury 1.25% 2021	11,250	10,991
U.S. Treasury 1.375% 2021[1]	417,550	410,944
U.S. Treasury 1.375% 2021	37,369	36,661
U.S. Treasury 1.375% 2021	28,228	27,672
U.S. Treasury 1.75% 2021	370,678	367,957
U.S. Treasury 2.00% 2021	238,000	239,468
U.S. Treasury 2.00% 2021	115,570	115,498
U.S. Treasury 2.00% 2021	102,120	102,535
U.S. Treasury 2.00% 2021	44,250	44,380
U.S. Treasury 2.125% 2021	355,000	358,049
U.S. Treasury 2.125% 2021	288,490	291,060
U.S. Treasury 2.125% 2021	234,650	236,905
U.S. Treasury 2.25% 2021	309,300	314,954
U.S. Treasury 2.25% 2021	153,829	156,257
U.S. Treasury 3.625% 2021	10,900	11,702
U.S. Treasury 8.00% 2021	250	320
U.S. Treasury 1.625% 2022	25,768	25,087
U.S. Treasury 1.75% 2022	192,847	189,208
U.S. Treasury 2.00% 2022	73,300	72,830
U.S. Treasury 2.125% 2022	350,830	350,707
U.S. Treasury 2.125% 2022	85,340	85,646
U.S. Treasury 1.375% 2023	117,500	111,308
U.S. Treasury 1.50% 2023	457,870	440,485
U.S. Treasury 1.75% 2023	41,975	40,895
The Bond Fund of America — Page 1 of 43

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.125% 2023	$182,663	$181,521
U.S. Treasury 2.25% 2023	8,120	8,128
U.S. Treasury 2.00% 2025	79,160	77,069
U.S. Treasury 2.00% 2025	57,850	56,056
U.S. Treasury 2.125% 2025	165,750	162,551
U.S. Treasury 6.875% 2025	70,145	94,838
U.S. Treasury 1.625% 2026	147,968	138,286
U.S. Treasury 1.625% 2026	2,950	2,751
U.S. Treasury 2.00% 2026	571,709	550,269
U.S. Treasury 4.50% 2036	84,207	106,424
U.S. Treasury 2.875% 2043	3,750	3,616
U.S. Treasury 2.875% 2045	121,150	116,250
U.S. Treasury 3.00% 2045	179,525	176,584
U.S. Treasury 3.00% 2045	36,010	35,433
U.S. Treasury 2.25% 2046	294,712	247,087
U.S. Treasury 2.50% 2046	602,245	533,631
U.S. Treasury 2.50% 2046	52,800	46,784
U.S. Treasury 2.875% 2046	101,750	97,969
		9,320,501
U.S. Treasury inflation-protected securities 6.29%
U.S. Treasury Inflation-Protected Security 0.125% 2017[2]	127,708	128,003
U.S. Treasury Inflation-Protected Security 2.375% 2017[2]	23,972	23,976
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	67,312	67,747
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	18,100	18,164
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	34,705	34,502
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	13,762	13,907
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	101,240	99,605
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	127,448	129,858
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	87,817	86,465
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	308,799	307,421
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	144,204	139,581
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	201,352	203,281
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	55,718	62,804
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]	4,846	5,415
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	3,775	4,711
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	229,090	217,542
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	69,101	63,509
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	117,235	128,274
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	272,579	274,316
		2,009,081
Federal agency bonds & notes 0.03%
Japan Finance Organization for Municipalities 2.125% 2019[3]	10,000	9,987
Total U.S. Treasury bonds & notes		11,339,569
Corporate bonds & notes 29.82% Financials 6.21%
ACE INA Holdings Inc. 2.30% 2020	15,615	15,608
ACE INA Holdings Inc. 2.875% 2022	3,270	3,296
ACE INA Holdings Inc. 3.35% 2026	1,485	1,504
ACE INA Holdings Inc. 4.35% 2045	1,715	1,812
Allstate Corp. 3.28% 2026	5,095	5,115
Allstate Corp. 4.20% 2046	1,925	1,969
The Bond Fund of America — Page 2 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
American Express Co. 6.15% 2017	$150	$154
American Express Co. 1.55% 2018	3,000	2,995
Assicurazioni Generali SPA 7.75% 2042	€3,500	4,398
Assicurazioni Generali SPA 10.125% 2042	4,200	5,765
Australia & New Zealand Banking Group Ltd. 2.55% 2021	$31,600	31,337
AXA SA 8.60% 2030	6,715	9,250
Banco Nacional de Comercio Exterior SNC 3.80% 2026[3]	1,850	1,737
Banco Santander, SA 2.70% 2019	7,500	7,496
Bank of America Corp. 2.625% 2020	43,625	43,656
Bank of America Corp. 5.625% 2020	10,500	11,547
Bank of America Corp. 2.625% 2021	12,000	11,919
Bank of America Corp. 2.503% 2022	16,000	15,477
Bank of America Corp. 3.248% 2027	41,746	39,879
Bank of America Corp., Series L, 2.25% 2020	13,500	13,423
Bank of New York Mellon Corp. 2.20% 2023	7,500	7,154
Barclays Bank PLC 3.25% 2021	11,105	11,147
Barclays Bank PLC 3.65% 2025	13,500	13,101
BB&T Corp. 2.45% 2020	13,500	13,603
BBVA Bancomer SA 6.50% 2021[3]	1,000	1,082
Berkshire Hathaway Finance Corp. 1.15% 2018	3,250	3,234
Berkshire Hathaway Inc. 2.00% 2018	5,210	5,247
Berkshire Hathaway Inc. 2.20% 2021	1,115	1,112
BPCE SA group 2.75% 2021	39,325	38,937
BPCE SA group 5.70% 2023[3]	23,630	24,902
BPCE SA group 5.15% 2024[3]	17,845	18,149
BPCE SA group 4.50% 2025[3]	8,845	8,621
BPCE SA group 4.875% 2026[3]	9,000	8,998
Capital One Financial Corp. 1.85% 2019	6,000	5,933
Charles Schwab Corp. 2.20% 2018	1,390	1,401
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	22,500	21,254
Citigroup Inc. 1.70% 2018	15,000	14,970
Citigroup Inc. 2.15% 2018	7,250	7,276
Citigroup Inc. 2.05% 2019	13,500	13,451
Citigroup Inc. 2.55% 2019	15,080	15,205
Citigroup Inc. 8.50% 2019	5,695	6,498
Citigroup Inc. 2.021% 2021[4]	2,905	2,918
Citigroup Inc. 2.35% 2021	24,475	23,945
Citigroup Inc. 2.70% 2021	13,500	13,471
Citigroup Inc. 2.90% 2021	77,400	77,204
Citigroup Inc. 3.20% 2026	31,340	29,985
CNA Financial Corp. 3.95% 2024	6,705	6,804
Credit Agricole SA 4.375% 2025[3]	13,745	13,525
Credit Suisse Group AG 3.45% 2021	11,250	11,323
Credit Suisse Group AG 3.80% 2022	15,903	16,047
Credit Suisse Group AG 3.80% 2023	22,900	22,882
Credit Suisse Group AG 3.75% 2025	7,600	7,488
Credit Suisse Group AG 4.55% 2026	20,250	21,042
Danske Bank AS 1.65% 2019[3]	22,000	21,676
Danske Bank AS 2.00% 2021[3]	31,955	31,062
Deutsche Bank AG 2.50% 2019	10,000	9,921
Deutsche Bank AG 2.85% 2019	25,500	25,396
Discover Financial Services 2.00% 2018	5,200	5,200
Discover Financial Services 10.25% 2019	3,150	3,617
DNB ASA 2.375% 2021[3]	27,000	26,721
The Bond Fund of America — Page 3 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 2.00% 2019	$5,325	$5,305
Goldman Sachs Group, Inc. 2.30% 2019	42,890	42,880
Goldman Sachs Group, Inc. 2.55% 2019	20,200	20,352
Goldman Sachs Group, Inc. 2.60% 2020	11,060	11,073
Goldman Sachs Group, Inc. 2.241% 2021[4]	11,850	11,921
Goldman Sachs Group, Inc. 2.35% 2021	22,815	22,170
Goldman Sachs Group, Inc. 2.625% 2021	12,500	12,411
Goldman Sachs Group, Inc. 2.875% 2021	22,151	22,256
Goldman Sachs Group, Inc. 3.75% 2025	7,654	7,677
Goldman Sachs Group, Inc. 3.50% 2026	25,525	25,053
HSBC Bank PLC 1.50% 2018[3]	12,650	12,580
HSBC Holdings PLC 4.125% 2020[3]	9,453	9,919
HSBC Holdings PLC 2.65% 2022	27,500	26,901
HSBC Holdings PLC 4.375% 2026	6,675	6,728
HSBK (Europe) BV 7.25% 2021[3]	3,710	3,989
Icahn Enterprises Finance Corp. 3.50% 2017	2,100	2,105
Intercontinentalexchange, Inc. 2.50% 2018	1,735	1,759
Intesa Sanpaolo SpA 3.875% 2019	7,000	7,126
Intesa Sanpaolo SpA 5.017% 2024[3]	29,060	26,868
Intesa Sanpaolo SpA 5.71% 2026[3]	9,000	8,592
iStar Financial Inc. 4.00% 2017	775	781
iStar Financial Inc., Series B, 9.00% 2017	3,175	3,274
JPMorgan Chase & Co. 2.25% 2020	21,945	21,889
JPMorgan Chase & Co. 2.55% 2020	30,730	30,700
JPMorgan Chase & Co. 2.295% 2021	3,100	3,042
JPMorgan Chase & Co. 2.40% 2021	17,500	17,335
JPMorgan Chase & Co. 2.55% 2021	26,400	26,307
JPMorgan Chase & Co. 2.70% 2023	20,975	20,517
Keybank National Association 2.50% 2019	13,500	13,639
Leucadia National Corp. 5.50% 2023	4,695	4,974
Lloyds Banking Group PLC 3.10% 2021	4,470	4,526
Lloyds Banking Group PLC 4.50% 2024	17,200	17,468
Lloyds Banking Group PLC 4.582% 2025	13,143	13,213
MetLife Global Funding I 2.30% 2019[3]	8,770	8,831
MetLife Global Funding I 2.00% 2020[3]	12,825	12,679
MetLife Global Funding I 2.50% 2020[3]	7,500	7,501
MetLife Global Funding I 1.95% 2021[3]	8,000	7,775
Metlife, Inc. 3.60% 2024	6,190	6,353
MetLife, Inc. 5.25% 2049	7,755	7,871
Metropolitan Life Global Funding I, 1.75% 2018[3]	7,640	7,643
Metropolitan Life Global Funding I, 3.45% 2026[3]	26,325	26,560
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	16,500	16,041
Mizuho Financial Group, Inc. 2.632% 2021[3]	3,100	3,067
Morgan Stanley 2.125% 2018	3,370	3,384
Morgan Stanley 2.80% 2020	8,000	8,066
Morgan Stanley 2.50% 2021	51,900	51,343
Morgan Stanley 2.625% 2021	69,500	68,675
Morgan Stanley 3.125% 2026	14,510	13,870
Navient Corp. 4.875% 2019	1,325	1,375
Navient Corp. 5.50% 2023	155	151
New York Life Global Funding 1.50% 2019[3]	2,445	2,412
New York Life Global Funding 2.10% 2019[3]	17,000	17,072
New York Life Global Funding 1.95% 2020[3]	2,190	2,174
New York Life Global Funding 1.70% 2021[3]	50,000	48,203
The Bond Fund of America — Page 4 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
NN Group NV, 4.50% 2049	€9,850	$10,388
Nordea Bank AB 2.50% 2020[3]	$2,745	2,746
Northern Trust Corp. 5.85% 2017[3]	1,050	1,088
PNC Bank 2.40% 2019	22,433	22,638
PNC Bank 2.30% 2020	12,500	12,492
PNC Bank 2.60% 2020	1,775	1,790
PNC Financial Services Group, Inc. 2.854% 2022	9,189	9,117
PNC Funding Corp. 3.30% 2022	8,000	8,222
PNC Preferred Funding Trust I, junior subordinated 2.613% (undated)[3,4]	6,000	5,790
Prudential Financial, Inc. 3.50% 2024	4,900	5,004
QBE Insurance Group Ltd. 2.40% 2018[3]	18,590	18,623
Rabobank Nederland 2.25% 2019	13,000	13,069
Rabobank Nederland 2.50% 2021	8,500	8,497
Rabobank Nederland 4.625% 2023	11,935	12,562
Rabobank Nederland 4.375% 2025	11,600	11,909
Royal Bank of Scotland PLC 4.80% 2026	5,250	5,259
Skandinaviska Enskilda Banken AB 1.875% 2021	13,500	13,052
Skandinaviska Enskilda Banken AB 2.625% 2021	39,275	39,305
Sovereign Bancorp, Inc. 8.75% 2018	1,880	2,024
Standard Chartered PLC 2.10% 2019[3]	1,500	1,483
Svenska Handelsbanken AB 1.875% 2021	8,920	8,649
Toronto-Dominion Bank 1.45% 2018	10,000	9,954
UBS Group AG 2.95% 2020[3]	13,500	13,508
UBS Group AG 2.65% 2022[3]	3,100	3,013
UBS Group AG 4.125% 2025[3]	8,200	8,332
Unum Group 5.625% 2020	345	376
Unum Group 3.00% 2021	2,085	2,079
Unum Group 3.875% 2025	3,190	3,119
VEB Finance Ltd. 6.902% 2020[3]	9,100	9,858
VEB Finance Ltd. 6.80% 2025[3]	500	535
Wells Fargo & Co. 2.55% 2020	23,655	23,676
Wells Fargo & Co. 2.10% 2021	40,600	39,495
Wells Fargo & Co. 2.50% 2021	13,500	13,397
Wells Fargo & Co. 3.00% 2026	18,960	18,049
		1,985,313
Health care 5.33%
Abbott Laboratories 2.35% 2019	16,700	16,723
Abbott Laboratories 2.90% 2021	64,235	64,155
Abbott Laboratories 3.40% 2023	23,710	23,629
Abbott Laboratories 3.75% 2026	87,330	86,857
Abbott Laboratories 4.75% 2036	18,430	18,766
Abbott Laboratories 4.90% 2046	49,570	50,976
AbbVie Inc. 1.80% 2018	6,400	6,406
AbbVie Inc. 2.50% 2020	12,585	12,591
AbbVie Inc. 2.30% 2021	23,935	23,455
AbbVie Inc. 2.90% 2022	12,310	12,161
AbbVie Inc. 3.20% 2022	2,140	2,142
AbbVie Inc. 2.85% 2023	8,170	7,928
AbbVie Inc. 3.60% 2025	17,825	17,664
AbbVie Inc. 3.20% 2026	40,525	38,577
AbbVie Inc. 4.50% 2035	12,465	12,266
AbbVie Inc. 4.45% 2046	24,375	23,387
Aetna Inc. 1.70% 2018	27,770	27,750
The Bond Fund of America — Page 5 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Aetna Inc. 1.90% 2019	$31,775	$31,713
Aetna Inc. 2.40% 2021	39,705	39,531
Aetna Inc. 2.80% 2023	5,770	5,685
Aetna Inc. 3.20% 2026	44,220	43,769
Aetna Inc. 4.25% 2036	11,635	11,685
Aetna Inc. 4.375% 2046	7,100	7,144
Allergan PLC 2.35% 2018	14,250	14,335
Allergan PLC 3.00% 2020	30,830	31,265
Allergan PLC 3.45% 2022	12,040	12,223
Allergan PLC 3.80% 2025	44,145	44,218
Allergan PLC 4.55% 2035	14,550	14,424
Allergan PLC 4.75% 2045	42,735	42,035
Amgen Inc. 1.85% 2021	13,235	12,753
Amgen Inc. 4.40% 2045	5,355	5,149
AstraZeneca PLC 3.375% 2025	6,100	6,056
Bayer AG 2.375% 2019[3]	5,150	5,159
Bayer AG 3.375% 2024[3]	4,670	4,646
Becton, Dickinson and Co. 1.80% 2017	3,729	3,738
Becton, Dickinson and Co. 2.675% 2019	5,005	5,079
Becton, Dickinson and Co. 4.685% 2044	2,015	2,096
Biogen Inc. 3.625% 2022	6,860	7,043
Biogen Inc. 5.20% 2045	6,950	7,477
Boston Scientific Corp. 2.85% 2020	10,015	10,167
Boston Scientific Corp. 3.375% 2022	5,000	5,083
Boston Scientific Corp. 3.85% 2025	9,500	9,523
Cardinal Health, Inc. 1.90% 2017	5,650	5,666
Cardinal Health, Inc. 1.70% 2018	2,210	2,208
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,250	1,256
Celgene Corp. 3.625% 2024	15,400	15,482
Celgene Corp. 3.875% 2025	6,725	6,824
Celgene Corp. 5.00% 2045	6,400	6,667
Centene Corp. 5.625% 2021	700	738
Centene Corp. 4.75% 2022	6,890	6,993
Centene Corp. 4.75% 2025	3,200	3,132
Community Health Systems Inc. 5.125% 2021	635	591
Concordia Healthcare Corp. 9.00% 2022[3]	2,025	1,724
Concordia Healthcare Corp. 9.50% 2022[3]	6,165	2,219
Concordia Healthcare Corp. 7.00% 2023[3]	2,080	666
DaVita HealthCare Partners Inc. 5.00% 2025	1,015	1,001
Dignity Health 3.125% 2022	4,100	4,020
DJO Finance LLC 10.75% 2020	3,175	2,683
DJO Finco Inc. 8.125% 2021[3]	2,515	2,194
EMD Finance LLC 2.40% 2020[3]	37,585	37,367
EMD Finance LLC 2.95% 2022[3]	21,145	21,059
EMD Finance LLC 3.25% 2025[3]	43,085	42,138
Gilead Sciences, Inc. 1.95% 2022	5,860	5,668
Gilead Sciences, Inc. 2.95% 2027	16,350	15,643
Gilead Sciences, Inc. 4.15% 2047	7,620	7,241
HCA Inc. 5.875% 2022	7,000	7,560
HCA Inc. 5.00% 2024	2,250	2,320
HCA Inc. 5.25% 2025	500	523
HCA Inc. 5.25% 2026	2,100	2,176
HCA Inc. 4.50% 2027	10,625	10,466
Healthsouth Corp. 5.75% 2025	1,490	1,490
The Bond Fund of America — Page 6 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Humana Inc. 3.85% 2024	$10,950	$11,214
Humana Inc. 4.95% 2044	6,285	6,619
Immucor, Inc. 11.125% 2019	170	161
inVentiv Health, Inc. 9.00% 2018[3]	4,140	4,148
inVentiv Health, Inc. 7.50% 2024[3]	5,125	5,394
Johnson & Johnson 2.45% 2026	1,865	1,783
Kinetic Concepts, Inc. 9.625% 2021[3]	11,500	12,219
Kinetic Concepts, Inc. 12.50% 2021[3]	8,990	9,462
Laboratory Corporation of America Holdings 3.60% 2025	4,800	4,781
Laboratory Corporation of America Holdings 4.70% 2045	9,480	9,382
Mallinckrodt PLC 4.875% 2020[3]	1,630	1,644
Molina Healthcare, Inc. 5.375% 2022	6,065	6,186
Mylan Laboratories Inc. 2.50% 2019[3]	10,500	10,447
Mylan Laboratories Inc. 3.15% 2021[3]	9,500	9,325
Pfizer Inc. 7.20% 2039	1,829	2,643
Quintiles Transnational Corp. 4.875% 2023[3]	380	388
Roche Holdings, Inc. 2.875% 2021[3]	6,500	6,610
Roche Holdings, Inc. 1.75% 2022[3]	19,580	18,811
Roche Holdings, Inc. 2.375% 2027[3]	10,115	9,464
Rotech Healthcare Inc., Term Loan, 13.00% 2020[4,5,6,7,8]	7,264	7,028
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,6,7]	3,483	3,459
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,6,7]	2,715	2,701
Shire PLC 1.90% 2019	34,520	34,089
Shire PLC 2.40% 2021	74,487	71,965
Shire PLC 2.875% 2023	35,065	33,339
Shire PLC 3.20% 2026	53,015	49,574
St. Jude Medical, Inc. 2.80% 2020	9,405	9,459
Tenet Healthcare Corp. 4.375% 2021	600	594
Tenet Healthcare Corp., First Lien, 6.00% 2020	4,505	4,708
Teva Pharmaceutical Finance Company BV 1.40% 2018	23,725	23,537
Teva Pharmaceutical Finance Company BV 1.70% 2019	24,205	23,786
Teva Pharmaceutical Finance Company BV 2.20% 2021	35,915	34,365
Teva Pharmaceutical Finance Company BV 2.80% 2023	16,240	15,378
Teva Pharmaceutical Finance Company BV 3.15% 2026	40,060	36,953
Teva Pharmaceutical Finance Company BV 4.10% 2046	16,090	13,815
Thermo Fisher Scientific Inc. 2.40% 2019	4,261	4,294
Thermo Fisher Scientific Inc. 4.15% 2024	4,005	4,172
Thermo Fisher Scientific Inc. 5.30% 2044	180	202
UnitedHealth Group Inc. 6.00% 2017	17,920	18,290
UnitedHealth Group Inc. 1.90% 2018	7,750	7,785
UnitedHealth Group Inc. 2.70% 2020	6,855	6,957
UnitedHealth Group Inc. 3.35% 2022	5,210	5,366
UnitedHealth Group Inc. 3.75% 2025	12,055	12,477
UnitedHealth Group Inc. 3.45% 2027	20,895	21,230
UnitedHealth Group Inc. 4.625% 2035	1,475	1,608
UnitedHealth Group Inc. 4.75% 2045	2,455	2,706
VPI Escrow Corp. 6.375% 2020[3]	5,655	4,886
VPI Escrow Corp. 7.50% 2021[3]	3,000	2,554
VRX Escrow Corp. 6.125% 2025[3]	5,000	3,775
WellPoint, Inc. 2.30% 2018	6,680	6,725
WellPoint, Inc. 2.25% 2019	18,500	18,466
Zimmer Holdings, Inc. 2.00% 2018	4,010	4,016
Zimmer Holdings, Inc. 2.70% 2020	11,340	11,343
The Bond Fund of America — Page 7 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Zimmer Holdings, Inc. 3.15% 2022	$13,976	$13,940
Zimmer Holdings, Inc. 3.55% 2025	12,520	12,200
		1,703,567
Energy 4.69%
American Energy (Marcellus), Term Loan A, 8.50% 2021[4,6,7]	2,448	306
American Energy (Marcellus), Term Loan B, 5.25% 2020[4,6,7]	3,450	1,915
American Energy (Permian Basin) 7.125% 2020[3]	2,820	2,425
Anadarko Petroleum Corp. 4.85% 2021	29,065	31,169
Anadarko Petroleum Corp. 5.55% 2026	24,440	27,368
Anadarko Petroleum Corp. 6.45% 2036	685	816
Anadarko Petroleum Corp. 6.20% 2040	635	728
Anadarko Petroleum Corp. 6.60% 2046	12,290	15,185
APT Pipelines Ltd. 4.20% 2025[3]	2,975	2,967
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	5,030	5,055
Boardwalk Pipeline Partners, LP 3.375% 2023	2,155	2,052
Boardwalk Pipeline Partners, LP 4.95% 2024	5,555	5,706
Canadian Natural Resources Ltd. 3.45% 2021	6,185	6,323
Canadian Natural Resources Ltd. 3.80% 2024	1,780	1,775
Cenovus Energy Inc. 3.00% 2022	19,115	18,483
Cenovus Energy Inc. 3.80% 2023	8,285	8,090
Cheniere Energy, Inc. 7.00% 2024[3]	2,785	3,029
Cheniere Energy, Inc. 5.875% 2025[3]	3,175	3,251
Chesapeake Energy Corp. 4.13% 2019[4]	1,675	1,692
Chesapeake Energy Corp. 4.875% 2022	1,875	1,706
Chesapeake Energy Corp. 8.00% 2025[3]	2,225	2,278
Chevron Corp. 2.10% 2021	14,750	14,620
Chevron Corp. 2.954% 2026	16,075	15,808
Columbia Pipeline Partners LP 2.45% 2018	7,500	7,538
Columbia Pipeline Partners LP 3.30% 2020	1,090	1,111
Columbia Pipeline Partners LP 4.50% 2025	1,360	1,429
Columbia Pipeline Partners LP 5.80% 2045	2,135	2,460
Concho Resources Inc. 4.375% 2025	2,650	2,658
ConocoPhillips 4.20% 2021	2,300	2,443
ConocoPhillips 4.95% 2026	30,605	33,805
ConocoPhillips 5.95% 2046	2,745	3,403
CONSOL Energy Inc. 5.875% 2022	4,325	4,260
DCP Midstream Operating LP 4.95% 2022	1,495	1,540
Devon Energy Corp. 3.25% 2022	7,355	7,310
Devon Energy Corp. 5.85% 2025	12,085	13,737
Devon Energy Corp. 5.00% 2045	3,925	3,863
Diamond Offshore Drilling, Inc. 4.875% 2043	31,800	22,747
Ecopetrol SA 5.875% 2023	8,600	9,125
Ecopetrol SA 5.375% 2026	6,095	6,080
Ecopetrol SA 5.875% 2045	2,545	2,212
Enbridge Energy Partners, LP 9.875% 2019	15,755	17,907
Enbridge Energy Partners, LP 4.375% 2020	18,415	19,227
Enbridge Energy Partners, LP 5.20% 2020	1,500	1,598
Enbridge Energy Partners, LP 4.20% 2021	6,100	6,349
Enbridge Energy Partners, LP 5.875% 2025	35,865	40,005
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,481
Enbridge Energy Partners, LP 7.375% 2045	45,040	55,959
Enbridge Energy Partners, LP, Series B, 6.50% 2018	20,820	21,912
Enbridge Inc. 5.60% 2017	17,750	17,933
The Bond Fund of America — Page 8 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Enbridge Inc. 4.00% 2023	$26,745	$27,162
Enbridge Inc. 3.50% 2024	9,715	9,466
Enbridge Inc. 4.25% 2026	9,515	9,747
Enbridge Inc. 5.50% 2046	19,080	20,546
Energy Transfer Partners, LP 4.15% 2020	3,000	3,107
Energy Transfer Partners, LP 5.875% 2024	1,375	1,427
Energy Transfer Partners, LP 4.75% 2026	12,100	12,516
Energy Transfer Partners, LP 5.50% 2027	1,315	1,289
Energy Transfer Partners, LP 6.125% 2045	22,270	23,735
EnLink Midstream Partners, LP 2.70% 2019	9,060	9,069
EnLink Midstream Partners, LP 4.40% 2024	5,870	5,835
EnLink Midstream Partners, LP 4.15% 2025	17,190	16,694
EnLink Midstream Partners, LP 4.85% 2026	2,710	2,735
EnLink Midstream Partners, LP 5.05% 2045	2,535	2,302
Ensco PLC 5.20% 2025	1,860	1,616
Ensco PLC 5.75% 2044	2,380	1,737
Enterprise Products Operating LLC 3.95% 2027	3,000	3,075
Enterprise Products Operating LLC 4.85% 2044	1,775	1,795
Enterprise Products Operating LLC 4.90% 2046	3,000	3,086
Exxon Mobil Corp. 1.708% 2019	7,900	7,918
Exxon Mobil Corp. 2.222% 2021	17,800	17,806
Exxon Mobil Corp. 3.043% 2026	5,450	5,441
Exxon Mobil Corp. 4.114% 2046	885	907
Gazprom OJSC 6.51% 2022[3]	8,350	9,244
Genesis Energy, LP 6.75% 2022	1,225	1,279
Halliburton Co. 3.80% 2025	17,045	17,324
Halliburton Co. 5.00% 2045	16,465	17,892
Jupiter Resources Inc. 8.50% 2022[3]	1,000	867
Kinder Morgan Energy Partners, LP 5.30% 2020	1,250	1,343
Kinder Morgan Energy Partners, LP 6.85% 2020	12,840	14,315
Kinder Morgan Energy Partners, LP 3.50% 2021	955	970
Kinder Morgan Energy Partners, LP 4.15% 2022	5,000	5,131
Kinder Morgan Energy Partners, LP 4.15% 2024	2,790	2,840
Kinder Morgan Energy Partners, LP 4.25% 2024	9,700	9,930
Kinder Morgan Energy Partners, LP 6.95% 2038	2,350	2,730
Kinder Morgan Energy Partners, LP 6.55% 2040	2,000	2,203
Kinder Morgan Energy Partners, LP 5.40% 2044	4,500	4,493
Kinder Morgan Energy Partners, LP 5.50% 2044	1,100	1,123
Kinder Morgan Finance Co. 5.05% 2046	14,272	14,155
Kinder Morgan, Inc. 3.05% 2019	6,810	6,909
Kinder Morgan, Inc. 4.30% 2025	28,090	28,934
Kinder Morgan, Inc. 5.30% 2034	5,825	5,920
Kinder Morgan, Inc. 5.55% 2045	19,900	20,968
NGL Energy Partners LP 6.875% 2021	2,455	2,523
NGPL PipeCo LLC 9.625% 2019[3]	2,015	2,121
Noble Corp. PLC 5.25% 2018	400	400
Noble Corp. PLC 7.20% 2025	2,425	2,286
Noble Corp. PLC 8.20% 2045	4,155	3,480
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,7]	4,186	1,915
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[3,7]	8,934	2,457
Petrobras Global Finance Co. 3.25% 2019	€3,470	3,742
Petrobras Global Finance Co. 8.375% 2021	$4,750	5,130
Petrobras Global Finance Co. 4.375% 2023	3,670	3,216
Petrobras Global Finance Co. 6.25% 2024	410	394
The Bond Fund of America — Page 9 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petrobras Global Finance Co. 6.85% 2115	$1,910	$1,557
Petrobras International Finance Co. 5.75% 2020	825	837
Petróleos Mexicanos 5.50% 2021	9,850	10,145
Petróleos Mexicanos 6.375% 2021[3]	3,800	4,056
Petróleos Mexicanos 5.375% 2022[3]	9,830	10,078
Petróleos Mexicanos 3.50% 2023	5,000	4,602
Petróleos Mexicanos 4.625% 2023[3]	14,100	13,752
Petróleos Mexicanos 4.50% 2026	6,725	6,143
Petróleos Mexicanos 6.875% 2026[3]	9,460	10,004
Petróleos Mexicanos 6.875% 2026	5,000	5,287
Petróleos Mexicanos 7.47% 2026	MXN200,000	7,963
Petróleos Mexicanos 6.50% 2027[3]	$18,515	19,121
Petróleos Mexicanos 5.50% 2044	8,054	6,743
Petróleos Mexicanos 5.625% 2046	6,675	5,565
Petróleos Mexicanos 6.75% 2047[3]	35,102	33,252
Phillips 66 Partners LP 3.605% 2025	2,570	2,518
Phillips 66 Partners LP 3.55% 2026	16,130	15,619
Phillips 66 Partners LP 4.68% 2045	205	191
Phillips 66 Partners LP 4.90% 2046	2,765	2,660
Pioneer Natural Resources Co. 3.45% 2021	1,860	1,901
Pioneer Natural Resources Co. 4.45% 2026	1,555	1,651
Plains All American Pipeline, LP 4.50% 2026	4,750	4,821
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,7]	4,247	4,077
QGOG Constellation SA 6.25% 2019[3]	2,775	1,845
Range Resources Corp. 4.875% 2025	3,000	2,921
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,7]	2,350	2,479
Ras Laffan Liquefied Natural Gas III 6.332% 2027[7]	1,000	1,152
Royal Dutch Shell PLC 1.375% 2019	27,000	26,619
Royal Dutch Shell PLC 1.75% 2021	36,850	35,800
Royal Dutch Shell PLC 2.50% 2026	3,190	2,992
Royal Dutch Shell PLC 3.75% 2046	14,475	13,325
Sabine Pass Liquefaction, LLC 5.625% 2021	925	994
Sabine Pass Liquefaction, LLC 5.75% 2024	1,100	1,185
Sabine Pass Liquefaction, LLC 5.625% 2025	5,015	5,385
Sabine Pass Liquefaction, LLC 5.00% 2027[3]	13,900	14,074
Schlumberger BV 3.00% 2020[3]	8,720	8,902
Schlumberger BV 3.625% 2022[3]	11,425	11,838
Schlumberger BV 4.00% 2025[3]	19,380	20,305
Seven Generations Energy Ltd. 6.75% 2023[3]	1,000	1,070
Shell International Finance BV 1.875% 2021	35,750	34,944
Shell International Finance BV 2.875% 2026	10,000	9,665
Shell International Finance BV 4.00% 2046	7,850	7,510
SM Energy Co. 5.625% 2025	475	461
Southwestern Energy Co. 4.10% 2022	3,125	2,968
Southwestern Energy Co. 6.70% 2025	15,330	15,752
Spectra Energy Partners, LP 3.375% 2026	3,980	3,809
Spectra Energy Partners, LP 4.50% 2045	640	610
Sunoco LP 6.25% 2021	1,515	1,547
Tallgrass Energy Partners, LP 5.50% 2024[3]	2,800	2,793
Targa Resources Corp. 4.125% 2019	2,775	2,824
Targa Resources Corp. 5.125% 2025[3]	1,675	1,669
Targa Resources Partners LP 6.75% 2024	500	539
Targa Resources Partners LP 5.375% 2027[3]	1,675	1,667
TC PipeLines, LP 4.375% 2025	9,030	9,107
The Bond Fund of America — Page 10 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Teekay Corp. 8.50% 2020	$11,920	$11,384
Tesoro Corp. 4.75% 2023[3]	2,150	2,165
Tesoro Corp. 5.125% 2026[3]	7,850	7,954
Tesoro Logistics LP 5.50% 2019	1,115	1,185
Tesoro Logistics LP 6.125% 2021	700	737
Tesoro Logistics LP 6.375% 2024	990	1,064
Tesoro Logistics LP 5.25% 2025	4,350	4,459
TransCanada PipeLines Ltd. 6.50% 2018	7,500	8,027
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	5,470	5,538
Transocean Inc. 8.125% 2021	1,865	1,874
Transocean Inc. 5.55% 2022	5,135	4,532
Transocean Inc. 9.00% 2023[3]	5,575	5,742
Transportadora de Gas Peru SA 4.25% 2028[3,7]	2,535	2,510
Valero Energy Partners LP 4.375% 2026	7,945	8,054
Weatherford International PLC 4.50% 2022	2,165	1,889
Weatherford International PLC 8.25% 2023	1,275	1,300
Weatherford International PLC 9.875% 2024[3]	475	507
Weatherford International PLC 6.50% 2036	800	646
Weatherford International PLC 6.75% 2040	2,735	2,202
Western Gas Partners LP 2.60% 2018	515	516
Western Gas Partners LP 4.00% 2022	2,460	2,501
Western Gas Partners LP 3.95% 2025	4,415	4,355
Western Gas Partners LP 4.65% 2026	3,655	3,786
Western Gas Partners LP 5.45% 2044	4,200	4,334
Williams Companies, Inc. 3.70% 2023	1,680	1,630
Williams Partners LP 5.25% 2020	4,125	4,408
Williams Partners LP 3.60% 2022	20,250	20,361
Williams Partners LP 4.50% 2023	3,975	4,085
Williams Partners LP 4.30% 2024	22,380	22,609
Williams Partners LP 3.90% 2025	4,530	4,445
Williams Partners LP 4.00% 2025	21,435	21,205
Williams Partners LP 5.40% 2044	8,000	7,767
Williams Partners LP 4.90% 2045	1,585	1,468
Williams Partners LP 5.10% 2045	15,923	15,162
Woodside Finance Ltd. 4.60% 2021[3]	9,565	10,058
Woodside Petroleum Ltd. 3.65% 2025[3]	4,700	4,594
YPF SA 8.50% 2025[3]	7,700	7,827
YPF SA 8.50% 2025	600	610
		1,500,868
Consumer discretionary 3.44%
21st Century Fox America, Inc. 4.95% 2045	415	427
21st Century Fox America, Inc. 4.75% 2046[3]	4,600	4,623
Amazon.com, Inc. 3.80% 2024	8,775	9,225
Amazon.com, Inc. 4.95% 2044	4,750	5,428
American Honda Finance Corp. 1.20% 2019	13,500	13,259
American Honda Finance Corp. 2.25% 2019	13,500	13,630
American Honda Finance Corp. 1.65% 2021	10,625	10,230
American Honda Finance Corp. 1.70% 2021	24,500	23,637
American Honda Finance Corp. 2.30% 2026	415	387
Bayerische Motoren Werke AG 1.45% 2019[3]	14,700	14,526
Bayerische Motoren Werke AG 1.85% 2021[3]	25,100	24,230
Bayerische Motoren Werke AG 2.00% 2021[3]	24,500	24,038
Bayerische Motoren Werke AG 2.25% 2023[3]	18,900	18,109
The Bond Fund of America — Page 11 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Cablevision Systems Corp. 6.75% 2021	$2,000	$2,155
CBS Corp. 1.95% 2017	2,000	2,007
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,125	6,250
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	22,290	23,298
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	17,490	18,442
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	1,975	2,049
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035	7,875	9,005
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	11,600	13,434
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	4,250	4,263
Comcast Corp. 2.35% 2027	11,635	10,751
Cumulus Media Holdings Inc. 7.75% 2019	2,445	1,013
Cumulus Media Inc., Term Loan B, 4.25% 2020[4,6,7]	3,000	1,975
Daimler Finance NA LLC 2.70% 2020[3]	3,500	3,520
DaimlerChrysler North America Holding Corp. 1.375% 2017[3]	13,080	13,081
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	13,450	13,469
DaimlerChrysler North America Holding Corp. 2.375% 2018[3]	7,700	7,758
DaimlerChrysler North America Holding Corp. 1.50% 2019[3]	26,000	25,579
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	2,315	2,304
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	21,050	20,434
DaimlerChrysler North America Holding Corp. 2.20% 2021[3]	20,275	19,807
DaimlerChrysler North America Holding Corp. 2.875% 2021[3]	26,250	26,405
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	2,000	1,980
DaimlerChrysler North America Holding Corp. 8.50% 2031	3,000	4,517
DISH DBS Corp. 4.25% 2018	1,200	1,233
Dollar General Corp. 4.125% 2017	938	952
Dollar General Corp. 1.875% 2018	1,817	1,820
Ford Motor Co. 4.346% 2026	24,855	25,129
Ford Motor Co. 4.75% 2043	2,500	2,378
Ford Motor Co. 5.291% 2046	12,500	12,686
Ford Motor Credit Co. 2.145% 2018	11,615	11,633
Ford Motor Credit Co. 2.375% 2018	7,440	7,474
Ford Motor Credit Co. 2.375% 2019	22,325	22,315
Ford Motor Credit Co. 2.597% 2019	21,820	21,792
Ford Motor Credit Co. 2.459% 2020	8,040	7,938
Ford Motor Credit Co. 3.157% 2020	31,000	31,234
Ford Motor Credit Co. 3.20% 2021	5,600	5,609
Ford Motor Credit Co. 3.336% 2021	4,500	4,532
Ford Motor Credit Co. 3.096% 2023	2,000	1,932
Ford Motor Credit Co. 4.389% 2026	13,000	13,182
General Motors Co. 5.00% 2035	2,000	1,953
General Motors Co. 6.60% 2036	490	561
General Motors Co. 6.75% 2046	1,210	1,421
General Motors Financial Co. 2.40% 2019	21,800	21,746
General Motors Financial Co. 3.10% 2019	6,000	6,065
General Motors Financial Co. 3.50% 2019	3,715	3,783
General Motors Financial Co. 3.20% 2021	28,400	28,167
General Motors Financial Co. 4.20% 2021	4,500	4,631
General Motors Financial Co. 4.375% 2021	9,100	9,441
General Motors Financial Co. 3.45% 2022	18,855	18,650
General Motors Financial Co. 3.70% 2023	11,250	11,073
General Motors Financial Co. 4.30% 2025	7,085	7,032
General Motors Financial Co. 4.00% 2026	13,765	13,251
Grupo Televisa, SAB 6.625% 2040	5,200	5,474
Grupo Televisa, SAB 7.25% 2043	MXN25,290	912
The Bond Fund of America — Page 12 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Hilton Worldwide Holdings Inc. 4.25% 2024[3]	$4,275	$4,168
Home Depot, Inc. 2.125% 2026	4,815	4,440
Home Depot, Inc. 4.25% 2046	1,200	1,260
Hyundai Capital America 2.00% 2019[3]	7,605	7,547
Hyundai Capital America 3.00% 2020[3]	2,000	2,000
Hyundai Capital America 2.45% 2021[3]	18,000	17,592
Hyundai Capital Services Inc. 1.625% 2019[3]	6,150	6,053
Limited Brands, Inc. 6.875% 2035	1,150	1,179
Lowe’s Companies, Inc. 2.50% 2026	6,000	5,696
McClatchy Co. 9.00% 2022	1,000	1,070
McDonald’s Corp. 3.70% 2026	10,850	11,052
McDonald’s Corp. 4.70% 2035	3,750	3,973
McDonald’s Corp. 4.875% 2045	12,000	12,878
NBC Universal Enterprise, Inc. 1.565% 2018[3,4]	10,425	10,491
NBC Universal Enterprise, Inc. 5.25% 2049[3]	17,895	18,834
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	675	505
Newell Rubbermaid Inc. 2.60% 2019	6,450	6,523
Newell Rubbermaid Inc. 3.15% 2021	27,255	27,741
Newell Rubbermaid Inc. 3.85% 2023	16,875	17,510
Newell Rubbermaid Inc. 4.20% 2026	24,595	25,666
Newell Rubbermaid Inc. 5.50% 2046	20,470	23,509
Nissan Motor Co., Ltd. 1.55% 2019[3]	12,420	12,232
RCI Banque 3.50% 2018[3]	13,500	13,744
Schaeffler Verwaltungs 4.75% 2026[3,8]	5,215	5,046
Seminole Tribe of Florida 7.804% 2020[3,7]	3,192	3,192
Sotheby’s Holdings, Inc. 5.25% 2022[3]	775	765
Starbucks Corp. 2.10% 2021	725	723
Starbucks Corp. 2.70% 2022	1,500	1,507
Starbucks Corp. 4.30% 2045	1,750	1,839
Thomson Reuters Corp. 1.30% 2017	1,890	1,890
Thomson Reuters Corp. 1.65% 2017	16,600	16,621
Thomson Reuters Corp. 6.50% 2018	21,175	22,621
Thomson Reuters Corp. 4.30% 2023	8,805	9,215
Thomson Reuters Corp. 3.35% 2026	6,000	5,832
Thomson Reuters Corp. 5.65% 2043	1,905	2,102
TI Automotive Ltd. 8.75% 2023[3]	855	898
Time Warner Cable Inc. 6.75% 2018	11,650	12,440
Time Warner Cable Inc. 4.50% 2042	2,000	1,815
Time Warner Inc. 3.80% 2027	4,535	4,505
Time Warner Inc. 6.20% 2040	6,450	7,458
Toyota Motor Credit Corp. 2.15% 2020	14,500	14,471
Toyota Motor Credit Corp. 2.25% 2023	16,615	16,013
Under Armour, Inc. 3.25% 2026	4,780	4,517
Volkswagen Group of America Finance, LLC 1.65% 2018[3]	10,500	10,445
Volkswagen Group of America Finance, LLC 2.40% 2020[3]	5,000	4,949
Volkswagen International Finance NV 2.125% 2018[3]	1,500	1,500
Walt Disney Co. 1.85% 2026	5,300	4,775
WPP Finance 2010 3.75% 2024	3,000	3,021
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[3]	1,075	1,028
Wynn Macau, Ltd. 5.25% 2021[3]	2,900	2,936
		1,099,031
The Bond Fund of America — Page 13 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 2.59%	Principal amount (000)	Value (000)
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[3]	$1,055	$1,170
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	5,610	5,596
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036	1,500	1,840
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	1,000	1,226
AES Corp. 5.50% 2025	1,275	1,281
American Electric Power Co., Inc. 1.65% 2017	7,180	7,183
American Electric Power Co., Inc. 2.75% 2026	7,183	6,782
Berkshire Hathaway Energy Co. 2.40% 2020	6,964	6,984
CenterPoint Energy, Inc. 2.25% 2022	3,132	3,062
CenterPoint Energy, Inc. 2.40% 2026	3,220	3,021
Cleveland Electric Illuminating Co. 8.875% 2018	12,864	14,460
CMS Energy Corp. 8.75% 2019	4,352	5,026
CMS Energy Corp. 5.05% 2022	21,169	23,194
CMS Energy Corp. 3.875% 2024	1,205	1,254
CMS Energy Corp. 3.00% 2026	12,250	11,796
CMS Energy Corp. 2.95% 2027	6,100	5,793
Colbun SA 6.00% 2020[3]	2,400	2,595
Colbun SA 4.50% 2024[3]	2,450	2,477
Comision Federal de Electricidad 4.875% 2024[3]	2,500	2,497
Comision Federal de Electricidad 4.75% 2027[3]	5,230	5,034
Commonwealth Edison Company 2.55% 2026	2,825	2,691
Consolidated Edison Company of New York, Inc. 3.85% 2046	1,200	1,145
Consumers Energy Co. 5.65% 2020	2,029	2,234
Dominion Resources, Inc. 1.875% 2018[3]	14,700	14,679
Dominion Resources, Inc. 1.60% 2019	3,210	3,162
Dominion Resources, Inc. 2.962% 2019	2,550	2,582
Dominion Resources, Inc. 4.104% 2021	23,809	24,805
Duke Energy Carolinas, Inc. 2.50% 2023	8,900	8,819
Duke Energy Corp. 1.80% 2021	12,776	12,309
Duke Energy Corp. 2.65% 2026	19,363	18,082
Duke Energy Corp. 3.75% 2046	8,970	8,092
E.ON International Finance BV 5.80% 2018[3]	15,000	15,735
EDP Finance BV 4.125% 2020[3]	28,600	29,304
EDP Finance BV 5.25% 2021[3]	7,000	7,411
Electricité de France SA 4.95% 2045[3]	9,600	9,717
Electricité de France SA 4.875% 2044[3]	1,000	1,002
Electricité de France SA 5.25% 2049[3]	4,750	4,483
Electricité de France SA 6.00% 2114	£300	514
Emera Inc. 6.75% 2076	$14,811	15,922
Emera US Finance LP 2.15% 2019[3]	7,180	7,169
Emera US Finance LP 2.70% 2021[3]	5,950	5,890
Emera US Finance LP 3.55% 2026[3]	10,045	9,880
Emera US Finance LP 4.75% 2046[3]	4,000	4,042
Empresa Nacional de Electricidad SA 4.25% 2024	1,500	1,503
Enel Finance International SA 6.00% 2039[3]	2,210	2,473
Enel Società per Azioni 8.75% 2073[3]	9,500	10,783
Entergy Corp. 5.59% 2024	611	709
Entergy Corp. 2.40% 2026	6,195	5,779
Entergy Corp. 2.95% 2026	12,315	11,526
Entergy Corp. 4.44% 2026	3	3
Entergy Louisiana, LLC 3.30% 2022	2	2
Eversource Energy 2.50% 2021	10,002	9,932
Eversource Energy 2.375% 2022	1,282	1,259
Exelon Corp. 2.45% 2021	4,080	4,032
The Bond Fund of America — Page 14 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Exelon Corp. 3.95% 2025	$5,000	$5,143
Exelon Corp. 3.40% 2026	1,000	982
Exelon Corp. 4.45% 2046	6,950	6,817
FirstEnergy Corp. 7.375% 2031	13,036	16,813
FirstEnergy Corp., Series B, 4.25% 2023	17,403	17,997
Fortis Inc 3.055% 2026[3]	7,550	7,065
Iberdrola Finance Ireland 5.00% 2019[3]	4,000	4,270
Israel Electric Corp. Ltd. 8.10% 2096[3]	6,250	7,281
MidAmerican Energy Holdings Co. 5.75% 2018	15,700	16,495
MidAmerican Energy Holdings Co. 3.75% 2023	5,350	5,597
Mississippi Power Co. 4.25% 2042	7,618	6,602
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	17,685	20,396
National Rural Utilities Cooperative Finance Corp. 2.70% 2023	2,800	2,781
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,594	6,219
New York State Electric & Gas Corp. 3.25% 2026[3]	7,200	7,167
NextEra Energy, Inc. 1.649% 2018	6,360	6,341
Niagara Mohawk Power Corp. 3.508% 2024[3]	8,470	8,626
Niagara Mohawk Power Corp. 4.278% 2034[3]	3,000	3,054
Northern States Power Co., First Mortgage Bonds, 2.15% 2022	1,252	1,224
NRG Energy, Inc. 6.25% 2022	2,255	2,272
NRG Energy, Inc. 7.25% 2026[3]	2,850	2,850
NRG Energy, Inc. 6.625% 2027[3]	5,300	5,035
NV Energy, Inc 6.25% 2020	11,400	12,930
Ohio Power Co., Series G, 6.60% 2033	2,090	2,573
Ohio Power Co., Series D, 6.60% 2033	353	432
Pacific Gas and Electric Co. 3.25% 2021	2,158	2,219
Pacific Gas and Electric Co. 3.25% 2023	14,072	14,361
Pacific Gas and Electric Co. 3.85% 2023	92	97
Pacific Gas and Electric Co. 3.40% 2024	2,000	2,045
Pacific Gas and Electric Co. 3.75% 2024	301	314
Pacific Gas and Electric Co. 3.75% 2042	559	526
Pacific Gas and Electric Co. 4.00% 2046	5,000	4,942
Pacific Gas and Electric Co. 4.25% 2046	3,938	4,010
PacifiCorp. 3.35% 2025	5,900	5,986
PacifiCorp., First Mortgage Bonds, 2.95% 2023	1,300	1,307
PG&E Corp. 2.40% 2019	4,945	4,965
Progress Energy, Inc. 7.05% 2019	3,100	3,427
Progress Energy, Inc. 7.00% 2031	4,000	5,189
Progress Energy, Inc. 7.75% 2031	4,000	5,507
Public Service Co. of Colorado 5.80% 2018	9,606	10,212
Public Service Co. of Colorado 2.25% 2022	870	856
Public Service Electric and Gas Co., 1.90% 2021	2,035	1,998
Public Service Enterprise Group Inc. 1.60% 2019	9,650	9,517
Public Service Enterprise Group Inc. 2.00% 2021	13,009	12,598
Puget Energy, Inc. 6.50% 2020	12,086	13,627
Puget Energy, Inc. 6.00% 2021	8,500	9,521
Puget Energy, Inc. 5.625% 2022	20,391	22,583
Puget Energy, Inc. 3.65% 2025	884	872
Sierra Pacific Power Co. 2.60% 2026	6,448	6,168
Southern California Edison Co. 1.845% 2022[7]	9,173	9,022
Southern Co. 2.15% 2019	9,325	9,328
Southern Co. 2.35% 2021	14,650	14,400
Southern Co. 4.40% 2046	6,000	5,947
Southern Co. 5.50% 2057	5,915	5,981
The Bond Fund of America — Page 15 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Talen Energy Corp. 4.625% 2019[3]	$1,400	$1,334
Tampa Electric Co. 2.60% 2022	901	887
Teco Finance, Inc. 1.476% 2018[4]	680	679
Teco Finance, Inc. 5.15% 2020	10,153	10,783
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[4,6,7]	1,038	1,048
TEX Operations Co. LLC, Term Loan C, 5.00% 2023[4,6,7]	237	239
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,7]	522	534
Virginia Electric and Power Co. 1.20% 2018	5,000	4,980
Virginia Electric and Power Co. 2.95% 2022	5,482	5,558
Virginia Electric and Power Co. 2.95% 2026	9,645	9,381
Virginia Electric and Power Co. 3.15% 2026	2,000	1,987
Virginia Electric and Power Co., Series B, 5.95% 2017	8,000	8,244
Xcel Energy Inc. 4.70% 2020	15,451	16,434
Xcel Energy Inc. 2.40% 2021	14,867	14,786
Xcel Energy Inc. 2.60% 2022	3,645	3,631
Xcel Energy Inc. 3.30% 2025	3,099	3,101
Xcel Energy Inc. 3.35% 2026	4,305	4,311
Xcel Energy Inc. 6.50% 2036	5,000	6,296
		828,641
Consumer staples 2.04%
Altria Group, Inc. 2.625% 2020	15,195	15,371
Altria Group, Inc. 2.95% 2023	6,500	6,498
Altria Group, Inc. 4.00% 2024	3,600	3,805
Altria Group, Inc. 2.625% 2026	4,420	4,188
Altria Group, Inc. 4.50% 2043	3,500	3,564
Altria Group, Inc. 5.375% 2044	3,105	3,594
Altria Group, Inc. 3.875% 2046	20,845	19,279
Anheuser-Busch InBev NV 2.65% 2021	9,350	9,402
Anheuser-Busch InBev NV 3.30% 2023	7,725	7,864
Anheuser-Busch InBev NV 3.65% 2026	38,820	39,423
Anheuser-Busch InBev NV 4.90% 2046	3,750	4,042
British American Tobacco International Finance PLC 2.75% 2020[3]	6,200	6,232
British American Tobacco International Finance PLC 3.50% 2022[3]	4,495	4,606
British American Tobacco International Finance PLC 3.95% 2025[3]	6,200	6,419
Coca-Cola Co. 1.55% 2021	22,500	21,857
Coca-Cola Co. 2.25% 2026	13,400	12,616
CVS Health Corp. 1.90% 2018	5,150	5,171
CVS Health Corp. 2.80% 2020	5,150	5,229
CVS Health Corp. 2.125% 2021	13,745	13,519
CVS Health Corp. 3.50% 2022	5,150	5,293
Danone SA 2.947% 2026[3]	6,450	6,147
Imperial Tobacco Finance PLC 2.05% 2018[3]	3,050	3,053
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,673	2,696
Kraft Heinz Co. 3.00% 2026	16,000	15,030
Kraft Heinz Co. 6.50% 2040	2,000	2,441
Kraft Heinz Co. 4.375% 2046	16,815	15,855
Kroger Co. 2.00% 2019	4,430	4,441
Kroger Co. 2.60% 2021	10,500	10,480
Kroger Co. 3.50% 2026	2,235	2,246
Molson Coors Brewing Co. 1.45% 2019	4,980	4,907
Molson Coors Brewing Co. 2.10% 2021	6,705	6,531
Molson Coors Brewing Co. 3.00% 2026	20,210	19,115
Molson Coors Brewing Co. 4.20% 2046	710	663
The Bond Fund of America — Page 16 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Mondelez International, Inc. 1.625% 2019[3]	$27,300	$26,767
PepsiCo, Inc. 1.35% 2019	10,500	10,419
PepsiCo, Inc. 1.70% 2021	2,630	2,557
PepsiCo, Inc. 2.375% 2026	18,300	17,316
PepsiCo, Inc. 3.45% 2046	12,810	11,675
Pernod Ricard SA 2.95% 2017[3]	13,500	13,507
Pernod Ricard SA 4.45% 2022[3]	25,050	26,582
Philip Morris International Inc. 2.75% 2026	14,100	13,551
Philip Morris International Inc. 4.25% 2044	25,195	24,888
Procter & Gamble Co. 1.70% 2021	8,250	8,106
Procter & Gamble Co. 2.45% 2026	6,700	6,419
Reynolds American Inc. 2.30% 2018	4,365	4,394
Reynolds American Inc. 3.25% 2020	12,135	12,437
Reynolds American Inc. 3.25% 2022	19,360	19,303
Reynolds American Inc. 4.00% 2022	4,140	4,331
Reynolds American Inc. 4.85% 2023	3,750	4,074
Reynolds American Inc. 4.45% 2025	20,470	21,622
Reynolds American Inc. 5.70% 2035	750	863
Reynolds American Inc. 4.75% 2042	2,500	2,460
Reynolds American Inc. 6.15% 2043	5,700	6,890
Reynolds American Inc. 5.85% 2045	17,170	20,370
Unilever Capital Corp. 1.375% 2021	16,500	15,843
Walgreens Boots Alliance, Inc. 1.75% 2018	13,300	13,316
Walgreens Boots Alliance, Inc. 2.60% 2021	24,495	24,345
Walgreens Boots Alliance, Inc. 3.10% 2023	4,495	4,467
Walgreens Boots Alliance, Inc. 3.45% 2026	1,615	1,586
Walgreens Boots Alliance, Inc. 4.65% 2046	1,045	1,063
WM. Wrigley Jr. Co 2.90% 2019[3]	2,800	2,849
WM. Wrigley Jr. Co 3.375% 2020[3]	36,879	37,915
		651,492
Real estate 1.80%
Alexandria Real Estate Equities, Inc. 2.75% 2020	4,815	4,804
Alexandria Real Estate Equities, Inc. 3.90% 2023	7,250	7,363
Alexandria Real Estate Equities, Inc. 4.30% 2026	775	797
Alexandria Real Estate Equities, Inc. 4.50% 2029	755	756
American Campus Communities, Inc. 3.35% 2020	19,670	19,998
American Campus Communities, Inc. 3.75% 2023	17,860	18,026
American Campus Communities, Inc. 4.125% 2024	11,095	11,380
American Tower Corp. 3.40% 2019	18,075	18,474
AvalonBay Communities, Inc. 4.20% 2023	5,000	5,285
Boston Properties, Inc. 3.65% 2026	6,025	5,953
Brandywine Operating Partnership, LP 5.70% 2017	25	25
Brandywine Operating Partnership, LP 3.95% 2023	100	100
Communications Sales & Leasing, Inc. 6.00% 2023[3]	1,675	1,734
Corporate Office Properties LP 3.60% 2023	2,834	2,728
Corporate Office Properties LP 5.25% 2024	936	975
Corporate Office Properties LP 5.00% 2025	9,320	9,524
Crown Castle International Corp. 2.25% 2021	7,000	6,773
DCT Industrial Trust Inc. 4.50% 2023	10,030	10,185
DDR Corp. 4.25% 2026	6,285	6,323
Developers Diversified Realty Corp. 7.50% 2017	32,727	33,180
Developers Diversified Realty Corp. 4.75% 2018	1,225	1,260
Developers Diversified Realty Corp. 7.875% 2020	19,859	23,129
The Bond Fund of America — Page 17 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
EPR Properties 4.50% 2025	$8,650	$8,549
EPR Properties 4.75% 2026	13,620	13,494
ERP Operating LP 2.85% 2026	4,900	4,622
Essex Portfolio L.P. 3.625% 2022	4,370	4,472
Essex Portfolio L.P. 3.25% 2023	4,935	4,918
Essex Portfolio L.P. 3.875% 2024	5,500	5,602
Essex Portfolio L.P. 3.50% 2025	4,800	4,730
Essex Portfolio L.P. 3.375% 2026	3,845	3,720
Highwoods Properties, Inc. 3.625% 2023	3,000	2,968
Hospitality Properties Trust 6.70% 2018	28,005	28,716
Hospitality Properties Trust 4.25% 2021	19,750	20,435
Hospitality Properties Trust 5.00% 2022	10,800	11,403
Hospitality Properties Trust 4.50% 2023	15,765	15,724
Hospitality Properties Trust 4.50% 2025	1,825	1,780
Hospitality Properties Trust 5.25% 2026	8,250	8,354
Host Hotels & Resorts LP 3.75% 2023	6,000	5,893
Host Hotels & Resorts LP 4.50% 2026	2,150	2,179
Kimco Realty Corp. 4.30% 2018	10,500	10,713
Kimco Realty Corp. 6.875% 2019	4,000	4,482
Kimco Realty Corp. 3.40% 2022	2,290	2,324
Kimco Realty Corp. 2.70% 2024	13,865	13,272
Omega Healthcare Investors, Inc. 4.375% 2023	2,100	2,080
Omega Healthcare Investors, Inc. 5.25% 2026	3,800	3,906
Piedmont Operating Partnership LP 3.40% 2023	2,800	2,647
Piedmont Operating Partnership LP 4.45% 2024	3,000	2,989
Prologis, Inc. 3.35% 2021	15,250	15,695
Prologis, Inc. 4.25% 2023	6,390	6,786
Prologis, Inc. 3.75% 2025	5,995	6,146
Scentre Group 2.375% 2019[3]	810	809
Scentre Group 2.375% 2021[3]	11,410	11,222
Scentre Group 3.25% 2025[3]	10,655	10,291
Scentre Group 3.50% 2025[3]	13,070	12,903
Select Income REIT 4.15% 2022	8,710	8,626
Simon Property Group, LP 2.35% 2022	4,485	4,423
Simon Property Group, LP 3.25% 2026	29,395	28,839
Tanger Factory Outlet Centers, Inc. 3.125% 2026	2,500	2,350
UDR, Inc. 3.70% 2020	1,430	1,475
Ventas, Inc. 3.125% 2023	3,000	2,946
Ventas, Inc. 3.25% 2026	3,000	2,848
WEA Finance LLC 2.70% 2019[3]	15,525	15,706
WEA Finance LLC 3.25% 2020[3]	34,845	35,453
WEA Finance LLC 3.75% 2024[3]	20,710	20,942
Weingarten Realty Investors 3.85% 2025	3,000	2,994
Weingarten Realty Investors 3.25% 2026	1,755	1,657
Welltower Inc. 4.25% 2026	3,000	3,111
		573,966
Industrials 1.08%
3M Co. 1.625% 2021	2,200	2,143
3M Co. 2.25% 2026	12,500	11,730
3M Co. 3.125% 2046	1,500	1,337
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,010
AerCap Holdings NV 3.75% 2019	1,850	1,889
AerCap Holdings NV 3.95% 2022	15,700	15,877
The Bond Fund of America — Page 18 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Air Lease Corp. 2.125% 2020	$6,500	$6,404
Air Lease Corp. 3.00% 2023	4,000	3,823
European Aeronautic Defence and Space Company 2.70% 2023[3]	885	871
Allison Transmission Holdings, Inc. 5.00% 2024[3]	300	304
Builders FirstSource, Inc. 5.625% 2024[3]	650	656
Canadian National Railway Co. 3.20% 2046	2,105	1,851
Caterpillar Inc. 1.70% 2021	6,750	6,482
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[4,6,7]	555	454
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[4,6,7]	98	80
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[4,6,7]	569	465
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[4,6,7]	785	642
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[7]	514	519
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	2,314	2,348
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	3,115	3,144
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[7]	40	42
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[7]	5,338	5,586
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[7]	429	438
Continental Airlines, Inc., Series 1999-2, Class A1, 7.256% 2021[7]	141	150
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[7]	2,535	2,712
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[7]	6,018	6,496
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[7]	5,355	5,927
Corporate Risk Holdings LLC 9.50% 2019[3]	3,315	3,423
Corporate Risk Holdings LLC 13.50% 2020[3,5,8]	1,141	1,267
DAE Aviation Holdings, Inc. 10.00% 2023[3]	830	878
Delta Air Lines, Inc., Series 2002-1, Class G1, MBIA insured, 6.718% 2024[7]	1,130	1,286
ENA Norte Trust 4.95% 2028[3,7]	2,834	2,947
ERAC USA Finance Co. 2.60% 2021[3]	7,500	7,382
ERAC USA Finance Co. 2.70% 2023[3]	4,725	4,541
ERAC USA Finance Co. 4.20% 2046[3]	4,560	4,176
Euramax International, Inc. 12.00% 2020[3]	2,075	2,251
FedEx Corp. 3.25% 2026	16,100	15,998
FedEx Corp. 4.75% 2045	1,080	1,121
Fortive Corp. 2.35% 2021[3]	3,550	3,503
General Electric Capital Corp. 2.342% 2020	16,841	16,812
General Electric Capital Corp., Series A, 6.00% 2019	3,007	3,322
General Electric Corp. 5.25% 2017	4,377	4,535
Hardwoods Acquisition Inc 7.50% 2021[3]	1,400	1,190
HDTFS Inc. 5.875% 2020	1,475	1,449
HDTFS Inc. 5.50% 2024[3]	1,125	989
Honeywell International Inc. 1.85% 2021	20,575	20,101
Honeywell International Inc. 2.50% 2026	14,395	13,650
Lima Metro Line Finance Ltd. 5.875% 2034[3,7]	3,167	3,357
Lockheed Martin Corp. 1.85% 2018	1,100	1,105
Lockheed Martin Corp. 2.50% 2020	6,245	6,299
Lockheed Martin Corp. 3.10% 2023	1,345	1,360
Lockheed Martin Corp. 3.55% 2026	7,350	7,513
Lockheed Martin Corp. 4.50% 2036	715	761
Lockheed Martin Corp. 4.70% 2046	3,935	4,289
LSC Communications, Inc. 8.75% 2023[3]	675	680
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[3]	2,000	1,710
Navios Maritime Holdings Inc. 7.375% 2022[3]	2,000	1,210
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	1,000	762
Norfolk Southern Corp. 3.25% 2021	4,745	4,874
PACCAR Inc. 1.65% 2021	5,050	4,850
The Bond Fund of America — Page 19 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Ply Gem Industries, Inc. 6.50% 2022	$1,350	$1,406
R.R. Donnelley & Sons Co. 7.875% 2021	1,475	1,527
R.R. Donnelley & Sons Co. 7.00% 2022	19	19
R.R. Donnelley & Sons Co. 6.50% 2023	850	832
Red de Carreteras de Occidente 9.00% 2028[7]	MXN61,570	2,751
Republic Services, Inc. 3.55% 2022	$500	519
Roper Technologies, Inc. 2.80% 2021	6,585	6,583
Roper Technologies, Inc. 3.80% 2026	11,240	11,333
Siemens AG 1.30% 2019[3]	14,750	14,470
Siemens AG 2.15% 2020[3]	5,000	4,969
Siemens AG 1.70% 2021[3]	13,500	12,966
Siemens AG 2.90% 2022[3]	5,000	5,036
Siemens AG 2.35% 2026[3]	11,500	10,641
Siemens AG 4.40% 2045[3]	2,000	2,108
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	2,000	1,675
Union Pacific Corp. 5.75% 2017	12,250	12,721
United Rentals, Inc. 5.50% 2025	550	563
United Technologies Corp. 1.95% 2021	12,010	11,769
United Technologies Corp. 2.65% 2026	5,040	4,838
United Technologies Corp. 3.75% 2046	5,000	4,761
		344,458
Telecommunication services 1.03%
América Móvil, SAB de CV 8.46% 2036	MXN27,000	1,146
AT&T Inc. 3.00% 2022	$14,600	14,334
AT&T Inc. 3.40% 2025	12,400	11,957
AT&T Inc. 4.125% 2026	13,200	13,372
AT&T Inc. 8.25% 2031	2,534	3,525
AT&T Inc. 4.50% 2035	8,175	7,911
AT&T Inc. 4.35% 2045	6,932	6,189
AT&T Inc. 4.75% 2046	6,818	6,472
AT&T Inc. 4.50% 2048	4,100	3,711
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	2,950	3,046
Deutsche Telekom International Finance BV 1.50% 2019[3]	18,900	18,599
Deutsche Telekom International Finance BV 1.95% 2021[3]	38,200	36,815
Deutsche Telekom International Finance BV 9.25% 2032	4,994	7,713
Digicel Group Ltd. 6.00% 2021[3]	4,465	4,060
Digicel Group Ltd. 7.125% 2022[3]	1,975	1,542
France Télécom 9.00% 2031	5,053	7,602
Frontier Communications Corp. 11.00% 2025	3,575	3,705
Inmarsat PLC 4.875% 2022[3]	1,575	1,539
Inmarsat PLC 6.50% 2024[3]	975	992
Intelsat Jackson Holding Co. 7.25% 2019	2,450	2,070
Intelsat Jackson Holding Co. 7.25% 2020	2,750	2,145
Ligado Networks, Term Loan, 9.75% 2020[4,6,7,8]	7,680	7,136
MetroPCS Wireless, Inc. 6.25% 2021	2,900	3,023
Orange SA 2.75% 2019	3,230	3,273
SoftBank Corp. 4.50% 2020[3]	3,250	3,339
SoftBank Group Corp. 3.36% 2023[3,7]	44,800	44,893
Telefónica Emisiones, SAU 3.192% 2018	10,500	10,653
TELUS Corp. 2.80% 2027	9,730	9,117
Trilogy International Partners, LLC 13.375% 2019[3]	3,725	3,837
Verizon Communications Inc. 1.75% 2021	6,225	5,973
Verizon Communications Inc. 2.625% 2026	24,300	22,382
The Bond Fund of America — Page 20 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.272% 2036	$13,016	$12,478
Verizon Communications Inc. 3.85% 2042	7,485	6,499
Verizon Communications Inc. 4.125% 2046	20,682	18,756
Verizon Communications Inc. 4.522% 2048	8,538	8,204
Wind Acquisition SA 7.375% 2021[3]	6,150	6,411
Windstream Holdings, Inc. 7.75% 2021	4,275	4,416
Ziggo Bond Finance BV 5.50% 2027[3]	1,400	1,368
		330,203
Information technology 0.87%
Alphabet Inc. 1.998% 2026	8,290	7,607
Analog Devices, Inc. 2.50% 2021	3,635	3,602
Analog Devices, Inc. 3.125% 2023	8,750	8,749
Analog Devices, Inc. 3.50% 2026	6,350	6,281
Apple Inc. 1.55% 2021	16,675	16,117
Apple Inc. 2.25% 2021	13,250	13,249
Apple Inc. 2.45% 2026	5,950	5,583
Apple Inc. 3.85% 2046	5,950	5,704
BMC Software, Inc. 8.125% 2021[3]	7,675	7,210
Camelot Finance SA 7.875% 2024[3]	5,975	6,199
Cisco Systems, Inc. 1.85% 2021	40,175	39,209
Dell Inc. 4.42% 2021[3]	6,410	6,634
Dell Inc. 8.35% 2046[3]	875	1,079
EchoStar Corp. 6.625% 2026[3]	1,500	1,511
First Data Corp. 5.375% 2023[3]	1,350	1,404
Gogo Inc. 12.50% 2022[3]	4,500	4,894
Harris Corp. 1.999% 2018	6,800	6,805
Harris Corp. 2.70% 2020	3,010	3,007
Harris Corp. 3.832% 2025	1,890	1,921
Harris Corp. 4.854% 2035	2,765	2,909
International Business Machines Corp. 3.45% 2026	3,400	3,478
JDA Software Group, Inc. 7.375% 2024[3]	1,400	1,454
Kronos Inc., Term Loan B, 9.25% 2024[4,6,7]	1,475	1,522
Microsoft Corp. 1.55% 2021	25,245	24,479
Microsoft Corp. 2.40% 2026	13,200	12,474
Microsoft Corp. 3.70% 2046	16,225	15,282
Oracle Corp. 1.90% 2021	25,675	25,082
Oracle Corp. 2.80% 2021	5,600	5,706
Oracle Corp. 2.65% 2026	17,000	16,132
Oracle Corp. 4.00% 2046	4,525	4,330
Qorvo, Inc. 7.00% 2025	1,300	1,446
Seagate Technology LLC 4.75% 2023	1,475	1,463
Visa Inc. 3.15% 2025	13,200	13,255
Western Digital Corp. 7.375% 2023[3]	925	1,020
Xerox Corp. 2.95% 2017	2,535	2,543
		279,340
Materials 0.74%
Agrium Inc. 4.125% 2035	4,945	4,541
Air Liquide SA 1.75% 2021[3]	12,560	12,090
Air Liquide SA 2.50% 2026[3]	14,900	14,017
Anglo American Capital PLC 4.125% 2021[3]	725	741
ArcelorMittal 7.75% 2041	4,095	4,382
Ball Corp. 4.375% 2020	550	577
The Bond Fund of America — Page 21 of 43

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
BHP Billiton Finance (USA) Ltd. 3.85% 2023	$3,400	$3,598
BHP Billiton Finance Ltd. 6.25% 2075[3]	7,995	8,688
BHP Billiton Finance Ltd. 6.75% 2075[3]	6,445	7,251
CF Industries, Inc. 4.50% 2026[3]	695	683
CF Industries, Inc. 4.95% 2043	1,520	1,250
Chemours Co. 6.625% 2023	2,360	2,348
Chemours Co. 7.00% 2025	3,055	3,024
Cliffs Natural Resources Inc. 8.00% 2020[3]	100	105
Cliffs Natural Resources Inc. 8.25% 2020[3]	2,650	2,915
Corporación Nacional del Cobre de Chile 3.00% 2022	13,580	13,176
Corporación Nacional del Cobre de Chile 4.50% 2025	3,750	3,816
CRH America, Inc. 3.875% 2025[3]	6,100	6,214
CRH America, Inc. 5.125% 2045[3]	2,000	2,087
Eastman Chemical Co. 3.80% 2025	4,005	4,041
Ecolab Inc. 3.25% 2023	2,260	2,302
Ecolab Inc. 2.70% 2026	5,570	5,306
Ecolab Inc. 3.70% 2046	3,570	3,253
First Quantum Minerals Ltd. 6.75% 2020[3]	1,899	1,904
First Quantum Minerals Ltd. 7.00% 2021[3]	4,549	4,547
First Quantum Minerals Ltd. 7.25% 2022[3]	6,775	6,707
Georgia Gulf Corp. 4.625% 2021	625	642
Georgia-Pacific Corp. 5.40% 2020[3]	2,000	2,199
Glencore Funding LLC 4.00% 2025[3]	5,570	5,468
Glencore Xstrata LLC 4.625% 2024[3]	1,220	1,252
Holcim Ltd. 5.15% 2023[3]	3,315	3,596
Huntsman International LLC 4.875% 2020	1,225	1,276
International Paper Co. 3.65% 2024	8,900	9,003
Monsanto Co. 3.375% 2024	7,400	7,371
Novelis Corp. 5.875% 2026[3]	700	709
Packaging Corp. of America 4.50% 2023	1,585	1,680
Potash Corp. of Saskatchewan Inc. 4.00% 2026	10,000	10,069
Praxair, Inc. 2.25% 2020	8,339	8,318
Rayonier Advanced Materials Inc. 5.50% 2024[3]	700	658
Rio Tinto Finance PLC 3.75% 2025	12,000	12,364
Rio Tinto PLC 4.125% 2042	1,500	1,476
Ryerson Inc. 11.00% 2022[3]	2,905	3,203
Vale Overseas Ltd. 5.875% 2021	15,200	15,960
Vale Overseas Ltd. 4.375% 2022	1,050	1,034
Vale Overseas Ltd. 6.25% 2026	15,258	15,906
Vale Overseas Ltd. 6.875% 2039	4,500	4,399
Xstrata Canada Financial Corp. 4.95% 2021[3]	6,200	6,641
Yara International ASA 7.875% 2019[3]	2,175	2,432
		235,219
Total corporate bonds & notes		9,532,098
Mortgage-backed obligations 18.43% Federal agency mortgage-backed obligations 15.91%
Fannie Mae 3.189% 2017[7]	1,908	1,922
Fannie Mae 10.999% 2020[7]	13	14
Fannie Mae 5.00% 2023[7]	1,006	1,075
Fannie Mae 5.50% 2023[7]	5,422	5,809
Fannie Mae 6.00% 2023[7]	155	167
Fannie Mae 4.50% 2024[7]	3,446	3,657
The Bond Fund of America — Page 22 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2025[7]	$3,887	$4,104
Fannie Mae 4.50% 2025[7]	2,515	2,663
Fannie Mae 4.50% 2025[7]	1,899	2,002
Fannie Mae 6.00% 2026[7]	2,832	3,201
Fannie Mae 2.50% 2027[7]	16,668	16,716
Fannie Mae 2.50% 2027[7]	5,110	5,125
Fannie Mae 2.50% 2027[7]	3,218	3,228
Fannie Mae 2.50% 2027[7]	1,427	1,431
Fannie Mae 2.50% 2027[7]	1,084	1,087
Fannie Mae 2.50% 2027[7]	1,054	1,057
Fannie Mae 2.50% 2027[7]	831	833
Fannie Mae 2.50% 2027[7]	605	607
Fannie Mae 2.50% 2027[7]	530	532
Fannie Mae 2.50% 2027[7]	486	488
Fannie Mae 5.50% 2027[7]	1,300	1,444
Fannie Mae 2.50% 2028[7]	17,545	17,596
Fannie Mae 2.50% 2028[7]	4,960	4,975
Fannie Mae 6.00% 2028[7]	398	450
Fannie Mae 2.50% 2031[7]	29,499	29,567
Fannie Mae 2.50% 2031[7]	10,925	10,950
Fannie Mae 2.50% 2031[7]	1,165	1,168
Fannie Mae 2.50% 2032[7]	80,000	80,184
Fannie Mae 2.50% 2032[7]	21,750	21,801
Fannie Mae 2.50% 2032[7,9]	4,000	4,005
Fannie Mae 6.50% 2032[7]	109	115
Fannie Mae 3.00% 2035[7]	26,457	26,805
Fannie Mae 3.50% 2035[7]	3,364	3,489
Fannie Mae 4.00% 2036[7]	20,368	21,652
Fannie Mae 4.00% 2036[7]	9,336	9,926
Fannie Mae 4.00% 2036[7]	6,974	7,422
Fannie Mae 4.00% 2036[7]	5,852	6,222
Fannie Mae 4.00% 2036[7]	3,745	3,987
Fannie Mae 4.00% 2036[7]	3,700	3,939
Fannie Mae 4.00% 2036[7]	1,738	1,847
Fannie Mae 4.00% 2036[7]	733	780
Fannie Mae 7.00% 2036[7]	137	151
Fannie Mae 7.00% 2036[7]	84	88
Fannie Mae 7.50% 2036[7]	352	392
Fannie Mae 8.00% 2036[7]	192	215
Fannie Mae 6.00% 2037[7]	751	817
Fannie Mae 6.00% 2037[7]	343	373
Fannie Mae 6.50% 2037[7]	1,296	1,486
Fannie Mae 6.50% 2037[7]	820	903
Fannie Mae 6.50% 2037[7]	785	857
Fannie Mae 7.00% 2037[7]	466	512
Fannie Mae 7.00% 2037[7]	448	492
Fannie Mae 7.00% 2037[7]	168	180
Fannie Mae 7.00% 2037[7]	115	128
Fannie Mae 7.00% 2037[7]	97	107
Fannie Mae 7.00% 2037[7]	65	71
Fannie Mae 7.50% 2037[7]	256	285
Fannie Mae 7.50% 2037[7]	123	133
Fannie Mae 7.50% 2037[7]	112	123
Fannie Mae 7.50% 2037[7]	96	106
The Bond Fund of America — Page 23 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 7.50% 2037[7]	$79	$92
Fannie Mae 7.50% 2037[7]	61	68
Fannie Mae 7.50% 2037[7]	63	66
Fannie Mae 7.50% 2037[7]	26	28
Fannie Mae 5.50% 2038[7]	22	24
Fannie Mae 6.00% 2038[7]	578	654
Fannie Mae 6.50% 2038[7]	32,399	37,138
Fannie Mae 4.50% 2039[7]	10,989	11,848
Fannie Mae 5.00% 2039[7]	9,623	10,636
Fannie Mae 5.50% 2039[7]	8,460	9,453
Fannie Mae 4.00% 2040[7]	7,803	8,232
Fannie Mae 4.00% 2040[7]	7,657	8,057
Fannie Mae 4.00% 2040[7]	5,245	5,522
Fannie Mae 4.00% 2040[7]	1,394	1,467
Fannie Mae 4.00% 2040[7]	1,356	1,436
Fannie Mae 4.00% 2040[7]	433	457
Fannie Mae 4.50% 2040[7]	2,350	2,533
Fannie Mae 5.00% 2040[7]	919	1,004
Fannie Mae 5.50% 2040[7]	4,164	4,635
Fannie Mae 4.00% 2041[7]	4,027	4,253
Fannie Mae 4.00% 2041[7]	2,662	2,809
Fannie Mae 4.00% 2041[7]	2,112	2,237
Fannie Mae 4.00% 2041[7]	1,950	2,052
Fannie Mae 4.00% 2041[7]	1,280	1,353
Fannie Mae 4.00% 2041[7]	1,019	1,079
Fannie Mae 4.00% 2041[7]	683	724
Fannie Mae 4.50% 2041[7]	2,644	2,854
Fannie Mae 5.00% 2041[7]	8,081	8,847
Fannie Mae 5.00% 2041[7]	4,020	4,462
Fannie Mae 5.00% 2041[7]	2,881	3,200
Fannie Mae 5.00% 2041[7]	2,195	2,447
Fannie Mae 5.00% 2041[7]	1,423	1,587
Fannie Mae 4.00% 2042[7]	12,191	12,907
Fannie Mae 4.00% 2042[7]	11,787	12,451
Fannie Mae 4.00% 2042[7]	10,330	10,945
Fannie Mae 4.00% 2042[7]	5,887	6,191
Fannie Mae 4.00% 2042[7]	3,497	3,705
Fannie Mae 4.00% 2042[7]	953	1,003
Fannie Mae 4.00% 2043[7]	30,862	32,587
Fannie Mae 4.00% 2043[7]	9,314	9,861
Fannie Mae 4.00% 2043[7]	7,551	7,948
Fannie Mae 3.50% 2044[7]	49,426	50,944
Fannie Mae 3.50% 2045[7]	9,233	9,492
Fannie Mae 4.00% 2045[7]	81,968	86,227
Fannie Mae 4.00% 2045[7]	68,151	72,136
Fannie Mae 4.00% 2045[7]	54,947	57,784
Fannie Mae 4.00% 2045[7]	42,389	44,582
Fannie Mae 4.00% 2045[7]	28,431	29,904
Fannie Mae 4.00% 2045[7]	19,015	20,089
Fannie Mae 4.00% 2045[7]	16,912	17,785
Fannie Mae 4.00% 2045[7]	12,656	13,394
Fannie Mae 4.00% 2045[7]	11,126	11,777
Fannie Mae 4.00% 2045[7]	10,978	11,622
Fannie Mae 3.00% 2046[7]	201,532	200,354
The Bond Fund of America — Page 24 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.00% 2046[7]	$119,533	$118,833
Fannie Mae 3.00% 2046[7]	104,556	103,996
Fannie Mae 3.50% 2046[7]	157,615	159,677
Fannie Mae 3.50% 2046[7]	116,005	117,522
Fannie Mae 3.50% 2046[7]	50,550	51,907
Fannie Mae 3.50% 2046[7]	33,185	34,076
Fannie Mae 3.50% 2046[7]	23,698	24,334
Fannie Mae 3.50% 2046[7]	18,361	18,646
Fannie Mae 3.50% 2046[7]	15,978	16,431
Fannie Mae 3.50% 2046[7]	9,094	9,338
Fannie Mae 3.50% 2046[7]	2,885	2,966
Fannie Mae 3.50% 2046[7]	1,389	1,428
Fannie Mae 3.50% 2046[7]	1,295	1,329
Fannie Mae 3.50% 2046[7]	707	727
Fannie Mae 4.00% 2046[7]	114,696	120,661
Fannie Mae 4.00% 2046[7]	77,361	81,420
Fannie Mae 4.00% 2046[7]	59,752	63,171
Fannie Mae 4.00% 2046[7]	53,644	56,437
Fannie Mae 4.00% 2046[7]	44,270	46,552
Fannie Mae 4.00% 2046[7]	43,380	45,639
Fannie Mae 4.00% 2046[7]	17,856	18,523
Fannie Mae 4.00% 2046[7]	13,570	14,277
Fannie Mae 4.00% 2046[7]	10,218	10,600
Fannie Mae 4.00% 2046[7]	6,252	6,486
Fannie Mae 4.00% 2046[7]	6,230	6,458
Fannie Mae 4.00% 2046[7]	5,810	6,027
Fannie Mae 4.00% 2046[7]	3,735	3,870
Fannie Mae 4.50% 2046[7]	47,758	51,470
Fannie Mae 4.50% 2046[7]	37,144	40,118
Fannie Mae 4.50% 2046[7]	37,074	39,962
Fannie Mae 4.50% 2046[7]	5,493	5,930
Fannie Mae 4.50% 2046[7]	3,192	3,441
Fannie Mae 4.50% 2046[7]	2,641	2,787
Fannie Mae 4.50% 2046[7]	1,915	1,991
Fannie Mae 4.50% 2046[7]	1,391	1,499
Fannie Mae 4.50% 2046[7]	1,368	1,479
Fannie Mae 4.50% 2046[7]	1,221	1,318
Fannie Mae 4.50% 2046[7]	1,043	1,129
Fannie Mae 3.50% 2047[7,9]	16,000	16,390
Fannie Mae 4.00% 2047[7,9]	217,389	228,449
Fannie Mae 4.50% 2047[7,9]	148,575	159,591
Fannie Mae 4.50% 2047[7,9]	126,550	136,086
Fannie Mae 7.00% 2047[7]	50	57
Fannie Mae 7.00% 2047[7]	14	16
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[7]	2	2
Fannie Mae, Series 2001-4, Class GA, 9.349% 2025[4,7]	37	41
Fannie Mae, Series 2001-4, Class NA, 9.653% 2025[4,7]	30	32
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028[7]	778	772
Fannie Mae, Series 2002-W7, Class A5, 7.50% 2029[7]	195	224
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[7]	1,452	1,605
Fannie Mae, Series 2001-20, Class E, 9.586% 2031[4,7]	7	8
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[7]	1,468	1,304
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[7]	1,344	1,171
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[7]	439	391
The Bond Fund of America — Page 25 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[7]	$2,169	$2,468
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	475	536
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[7]	1,213	1,398
Fannie Mae, Series 2002-W1, Class 2A, 6.181% 2042[4,7]	1,572	1,785
Freddie Mac 5.00% 2023[7]	946	1,007
Freddie Mac 5.00% 2023[7]	34	36
Freddie Mac 5.00% 2023[7]	5	5
Freddie Mac 5.00% 2024[7]	2,119	2,268
Freddie Mac 4.50% 2030[7]	1,133	1,217
Freddie Mac 2.50% 2032[7]	33,500	33,587
Freddie Mac 3.50% 2034[7]	14,088	14,539
Freddie Mac 3.00% 2035[7]	2,754	2,791
Freddie Mac 3.00% 2035[7]	2,262	2,299
Freddie Mac 3.50% 2035[7]	44,081	45,615
Freddie Mac 3.50% 2035[7]	28,224	29,207
Freddie Mac 3.50% 2035[7]	28,220	29,151
Freddie Mac 3.50% 2035[7]	23,054	23,813
Freddie Mac 3.50% 2035[7]	21,272	21,975
Freddie Mac 3.50% 2035[7]	7,360	7,603
Freddie Mac 3.50% 2035[7]	6,047	6,258
Freddie Mac 3.50% 2035[7]	3,737	3,860
Freddie Mac 3.50% 2036[7]	40,480	41,943
Freddie Mac 4.00% 2036[7]	46,728	49,622
Freddie Mac 4.00% 2036[7]	9,519	10,116
Freddie Mac 4.00% 2036[7]	3,667	3,897
Freddie Mac 4.00% 2036[7]	3,172	3,371
Freddie Mac 4.50% 2037[7]	4,955	5,340
Freddie Mac 5.50% 2037[7]	1,810	2,030
Freddie Mac 5.50% 2037[7]	45	51
Freddie Mac 5.50% 2037[7]	10	11
Freddie Mac 7.00% 2037[7]	154	166
Freddie Mac 7.50% 2037[7]	319	356
Freddie Mac 5.50% 2038[7]	1,367	1,522
Freddie Mac 5.50% 2038[7]	554	618
Freddie Mac 5.50% 2038[7]	233	260
Freddie Mac 5.50% 2038[7]	147	164
Freddie Mac 4.50% 2039[7]	1,222	1,314
Freddie Mac 5.00% 2039[7]	9,356	10,184
Freddie Mac 5.50% 2039[7]	10,460	11,616
Freddie Mac 5.50% 2039[7]	3,275	3,650
Freddie Mac 4.50% 2040[7]	22,283	23,979
Freddie Mac 5.50% 2040[7]	6	7
Freddie Mac 4.50% 2041[7]	9,032	9,726
Freddie Mac 4.50% 2041[7]	2,283	2,460
Freddie Mac 4.50% 2041[7]	1,292	1,397
Freddie Mac 4.50% 2041[7]	455	490
Freddie Mac 5.00% 2041[7]	7,556	8,300
Freddie Mac 5.00% 2041[7]	2,994	3,278
Freddie Mac 5.50% 2041[7]	4,780	5,328
Freddie Mac 4.00% 2042[7]	8,913	9,419
Freddie Mac 4.00% 2043[7]	17,162	18,137
Freddie Mac 4.00% 2045[7]	41,121	43,484
Freddie Mac 3.50% 2046[7]	286,045	293,083
Freddie Mac 3.50% 2046[7]	130,455	133,659
The Bond Fund of America — Page 26 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2046[7]	$82,907	$84,945
Freddie Mac 3.50% 2046[7]	50,418	51,150
Freddie Mac 3.50% 2046[7]	47,345	48,038
Freddie Mac 3.50% 2046[7]	36,897	37,895
Freddie Mac 3.50% 2046[7]	35,000	35,905
Freddie Mac 3.50% 2046[7]	10,955	11,114
Freddie Mac 3.50% 2046[7]	9,454	9,710
Freddie Mac 3.50% 2046[7]	6,801	6,988
Freddie Mac 3.50% 2046[7]	3,955	4,057
Freddie Mac 3.50% 2046[7]	3,834	3,938
Freddie Mac 3.50% 2046[7]	3,377	3,464
Freddie Mac 3.50% 2046[7]	2,835	2,908
Freddie Mac 3.50% 2046[7]	2,000	2,052
Freddie Mac 3.50% 2046[7]	1,882	1,933
Freddie Mac 3.50% 2046[7]	1,678	1,721
Freddie Mac 3.50% 2046[7]	1,084	1,116
Freddie Mac 3.50% 2046[7]	1,027	1,058
Freddie Mac 3.50% 2046[7]	1,009	1,037
Freddie Mac 4.00% 2046[7]	48,302	50,760
Freddie Mac 4.00% 2046[7]	42,081	44,224
Freddie Mac 4.00% 2046[7]	29,747	31,252
Freddie Mac 4.00% 2046[7]	16,380	17,004
Freddie Mac 4.00% 2046[7]	2,094	2,174
Freddie Mac 4.00% 2046[7]	1,065	1,127
Freddie Mac 4.00% 2046[7]	1,002	1,062
Freddie Mac 4.00% 2046[7]	572	594
Freddie Mac 4.50% 2046[7]	3,692	3,972
Freddie Mac 4.50% 2046[7]	2,216	2,390
Freddie Mac 4.50% 2046[7]	1,139	1,240
Freddie Mac 4.50% 2046[7]	1,078	1,170
Freddie Mac 4.50% 2046[7]	999	1,084
Freddie Mac 4.50% 2046[7]	996	1,081
Freddie Mac 4.00% 2047[7,9]	35,700	37,481
Freddie Mac 6.50% 2047[7]	200	223
Freddie Mac, Series 2890, Class KT, 4.50% 2019[7]	619	634
Freddie Mac, Series 2626, Class NG, 3.50% 2023[7]	20	20
Freddie Mac, Series 2122, Class QM, 6.25% 2029[7]	888	982
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[7]	975	891
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[7]	876	772
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[7]	818	760
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[7]	719	657
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]	16	14
Freddie Mac, Series 3257, Class PA, 5.50% 2036[7]	9,116	10,202
Freddie Mac, Series 3286, Class JN, 5.50% 2037[7]	6,963	7,626
Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	3,899	4,271
Government National Mortgage Assn. 10.00% 2021[7]	32	34
Government National Mortgage Assn. 2.50% 2028[7]	3,041	3,080
Government National Mortgage Assn. 5.00% 2035[7]	871	942
Government National Mortgage Assn. 6.00% 2038[7]	6,845	7,721
Government National Mortgage Assn. 6.50% 2038[7]	217	248
Government National Mortgage Assn. 5.00% 2039[7]	1,152	1,241
Government National Mortgage Assn. 4.50% 2040[7]	2,250	2,425
Government National Mortgage Assn. 5.50% 2040[7]	6,199	6,951
Government National Mortgage Assn. 3.50% 2041[7]	28	30
The Bond Fund of America — Page 27 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 2041[7]	$252	$269
Government National Mortgage Assn. 4.50% 2041[7]	13,215	14,147
Government National Mortgage Assn. 4.50% 2041[7]	1,219	1,302
Government National Mortgage Assn. 4.50% 2041[7]	1,061	1,138
Government National Mortgage Assn. 4.50% 2041[7]	826	884
Government National Mortgage Assn. 5.00% 2041[7]	6,871	7,397
Government National Mortgage Assn. 3.50% 2042[7]	997	1,024
Government National Mortgage Assn. 3.50% 2043[7]	2,993	3,114
Government National Mortgage Assn. 4.50% 2043[7]	686	733
Government National Mortgage Assn. 4.50% 2043[7]	368	393
Government National Mortgage Assn. 4.00% 2045[7]	470	499
Government National Mortgage Assn. 4.00% 2045[7]	0	—
Government National Mortgage Assn. 4.50% 2045[7]	116,252	124,206
Government National Mortgage Assn. 4.50% 2045[7]	88,208	94,243
Government National Mortgage Assn. 4.50% 2045[7]	69,698	74,467
Government National Mortgage Assn. 4.50% 2045[7]	63,535	67,883
Government National Mortgage Assn. 4.50% 2045[7]	53,348	56,993
Government National Mortgage Assn. 4.50% 2045[7]	37,341	39,895
Government National Mortgage Assn. 4.50% 2045[7]	29,758	31,794
Government National Mortgage Assn. 4.50% 2045[7]	19,049	20,352
Government National Mortgage Assn. 4.00% 2046[7]	7,525	7,833
Government National Mortgage Assn. 4.50% 2046[7]	3,000	3,207
Government National Mortgage Assn. 5.621% 2059[7]	43	44
Government National Mortgage Assn. 4.690% 2061[7]	755	784
Government National Mortgage Assn. 4.70% 2061[7]	4,671	4,832
Government National Mortgage Assn. 4.70% 2061[7]	689	712
Government National Mortgage Assn. 4.72% 2061[7]	313	324
Government National Mortgage Assn. 4.785% 2061[7]	333	344
Government National Mortgage Assn. 4.799% 2061[7]	339	352
Government National Mortgage Assn. 4.822% 2061[7]	1,713	1,766
Government National Mortgage Assn. 4.878% 2061[7]	1,019	1,050
Government National Mortgage Assn. 5.081% 2061[7]	1,564	1,650
Government National Mortgage Assn. 5.083% 2061[7]	1,229	1,284
Government National Mortgage Assn. 4.669% 2063[7]	763	792
Government National Mortgage Assn. 1.286% 2064[4,7]	489	492
Government National Mortgage Assn. 4.766% 2064[7]	1,261	1,303
Government National Mortgage Assn. 5.176% 2064[7]	850	891
Government National Mortgage Assn. 5.20% 2064[7]	88	91
Government National Mortgage Assn. 6.506% 2064[7]	522	549
Government National Mortgage Assn. 6.64% 2064[7]	40	42
Government National Mortgage Assn. 4.984% 2065[7]	874	912
Government National Mortgage Assn., Series 2012-H20, Class PT, 1.466% 2062[4,7]	3,573	3,594
National Credit Union Administration, Series 2010-R2, Class 1A, 1.022% 2017[4,7]	759	760
National Credit Union Administration, Series 2011-R3, Class 1A, 1.064% 2020[4,7]	878	878
National Credit Union Administration, Series 2011-R1, Class 1A, 1.102% 2020[4,7]	1,106	1,107
		5,087,087
Commercial mortgage-backed securities 1.19%
Aventura Mall Trust, Series A, 3.743% 2032[3,4,7]	8,000	8,412
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[4,7]	144	144
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[4,7]	1,540	1,549
Banc of America Commercial Mortgage Inc., Series 2007-2, Class AM, 5.648% 2049[4,7]	4,083	4,095
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[4,7]	4,645	4,731
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[4,7]	4,179	4,287
The Bond Fund of America — Page 28 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A1A, 5.71% 2042[4,7]	$2,556	$2,618
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A, 5.65% 2050[4,7]	1,199	1,221
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[4,7]	5,730	5,911
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.136% 2049[4,7]	7,468	7,682
Commercial Mortgage Trust, Series 2005-LP5, Class E, 4.688% 2043[3,4,7]	979	978
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 5.812% 2049[4,7]	2,266	2,296
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,7]	28,025	28,611
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A1A1, 5.687% 2039[4,7]	2,868	2,877
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[4,7]	2,640	2,678
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[4,7]	12,708	12,815
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1, 4.537% 2044[3,7]	10,000	10,776
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[3,4,7]	7,543	7,549
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[7]	8,086	8,197
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[4,7]	13,585	13,885
GS Mortgage Securities Corp. II, Series 2010-C2, Class A2, 5.162% 2043[3,4,7]	4,000	4,372
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.793% 2045[4,7]	868	877
Hilton USA Trust, Series 2013-HLF, Class DFX, 4.407% 2030[3,7]	52	52
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[4,7]	459	459
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[7]	435	436
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.713% 2049[4,7]	28,297	28,492
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[4,7]	21,977	22,111
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[7]	11,659	11,922
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[4,7]	2,268	2,294
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,7]	13,727	14,560
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[4,7]	5,956	6,022
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A, 5.387% 2040[7]	11,551	11,585
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[4,7]	4,275	4,311
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[4,7]	29,467	30,245
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866% 2045[4,7]	5,315	5,447
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[4,7]	8,680	8,963
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[4,7]	6,558	6,614
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70% 2049[7]	668	681
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[4,7]	6,833	6,916
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.733% 2050[4,7]	3,355	3,377
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[3,7]	6,885	7,116
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A1A, 5.643% 2042[4,7]	4,495	4,547
Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661% 2044[3,7]	4,950	5,375
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[7]	13,600	13,591
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4, 5.033% 2047[3,4,7]	1,485	1,620
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[4,7]	14,626	14,859
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[4,7]	17,020	17,129
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[4,7]	14,878	14,970
		380,255
Collateralized mortgage-backed (privately originated) 0.83%
Bellemeade Re Ltd., Series 2015-1A, Class M1, 3.256% 2025[3,4,7]	909	913
Connecticut Avenue Securities, Series 2013-C01, Class M1, 2.756% 2023[3,4,7]	1,014	1,022
Connecticut Avenue Securities, Series 2014-C01, Class M1, 2.356% 2024[3,4,7]	837	843
Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 2.106% 2029[4,7]	2,789	2,797
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[7]	137	150
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[7]	18	20
The Bond Fund of America — Page 29 of 43

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal amount (000)	Value (000)
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[7]	$1,065	$1,148
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 2033[7]	17	18
Freddie Mac, Series 2013-DN2, Class M1, 2.206% 2023[4,7]	2,166	2,176
Freddie Mac, Series 2013-DN1, Class M1, 4.156% 2023[4,7]	2,532	2,576
Freddie Mac, Series 2014-DN1, Class M1, 1.756% 2024[4,7]	193	193
Freddie Mac, Series 2014-HQ2, Class M1, 2.206% 2024[4,7]	3,200	3,216
Freddie Mac, Series 2014-DN2, Class M2, 2.406% 2024[4,7]	2,625	2,647
Freddie Mac, Series 2014-HQ2, Class M2, 2.956% 2024[4,7]	17,865	18,272
Freddie Mac, Series 2014-DN4, Class M2, 3.156% 2024[4,7]	1,307	1,312
Freddie Mac, Series 2014-HQ1, Class M2, 3.256% 2024[4,7]	7,195	7,302
Freddie Mac, Series 2015-HQ2, Class M1, 1.856% 2025[4,7]	788	790
Freddie Mac, Series 2015-HQ2, Class M2, 2.706% 2025[4,7]	7,950	8,073
Freddie Mac, Series 2016-DNA3, Class M1, 1.856% 2028[4,7]	5,521	5,534
Freddie Mac, Series 2015-HQA2, Class M1, 1.906% 2028[4,7]	200	201
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[3,4,5,7]	89,400	89,434
Mortgage Repurchase Agreement Financing Trust, Series 2016-5, Class A1, 1.17% 2019[3,4,5,7]	10,000	9,998
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 2026[3,7]	13,110	13,155
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[3,5,7]	2,305	2,313
Station Place Securitization Trust, Series 2016-1, Class A, 1.756% 2048[4,5,7]	9,000	9,000
Station Place Securitization Trust, Series 2016-3, Class A, 1.856% 2048[3,4,5,7]	13,500	13,500
TBW Mortgage-backed Trust, Series 2007-2, Class A4B, 1.176% 2037[4,7]	11,828	10,311
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 2055[3,4,7]	15,994	15,899
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 2056[3,4,7]	36,447	36,147
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[3,4,7]	5,789	5,863
		264,823
Other mortgage-backed securities 0.50%
Bank of Nova Scotia 1.75% 2017[3,7]	14,150	14,167
Caisse Centrale Desjardins 1.60% 2017[3,7]	3,375	3,378
Commonwealth Bank of Australia 2.25% 2017[3,7]	4,150	4,159
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[3,7]	4,400	4,393
Freddie Mac, Series KF02, Class A2, multifamily 1.084% 2020[4,7]	7,761	7,793
Freddie Mac, Series KF02, Class A3, multifamily 1.164% 2020[4,7]	3,642	3,659
Freddie Mac, Series K722, Class A1, multifamily 2.183% 2022[7]	24,110	24,074
Freddie Mac, Series K723, Class A2, multifamily 2.454% 2023[7]	2,000	1,987
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[7]	3,435	3,448
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[4,7]	24,490	25,838
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[7]	23,500	23,996
Freddie Mac, Series K052, Class A1, multifamily 2.598% 2025[7]	8,603	8,679
Freddie Mac, Series K056, Class A2, multifamily 2.525% 2026[7]	7,360	7,132
Freddie Mac, Series K055, Class A2, multifamily 2.673% 2026[7]	8,000	7,849
National Australia Bank 2.00% 2017[3,7]	3,500	3,512
Toronto-Dominion Bank 1.50% 2017[3,7]	10,000	10,008
Westpac Banking Corp. 1.25% 2017[3,7]	4,425	4,417
		158,489
Total mortgage-backed obligations		5,890,654
Asset-backed obligations 5.75%
Aesop Funding LLC, Series 2011-5A, Class A, 3.27% 2018[3,7]	3,467	3,473
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[3,7]	1,000	1,001
Aesop Funding LLC, Series 2014-1A, Class A, 2.46% 2020[3,7]	500	499
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,7]	18,075	18,009
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,7]	15,095	14,980
The Bond Fund of America — Page 30 of 43

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 2021[3,7]	$16,845	$16,641
Ally Master Owner Trust, Series 2014-1, Class A1, 1.174% 2019[4,7]	8,015	8,016
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[7]	8,700	8,700
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[7]	30,600	30,652
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A1, 0.78% 2017[7]	32,931	32,931
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[7]	65	65
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A3, 1.15% 2019[7]	1,775	1,774
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 2019[7]	5,550	5,544
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[7]	2,119	2,119
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2A, 1.37% 2019[7]	24,000	24,015
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87% 2021[7]	645	649
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24% 2022[7]	5,000	4,950
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[7]	4,240	4,294
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A1, 2.01% 2024[7]	4,967	4,931
Ares CLO Ltd., Series 2012-3A, Class AR, CLO, 1.768% 2024[3,4,7]	56,500	56,501
ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81% 2022[3,7]	177	177
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[3,7]	5,557	5,554
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[3,7]	4,603	4,620
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[3,7]	4,219	4,228
Avant Loans Funding Trust, Series 2016-C, Class B, 4.92% 2020[3,7]	8,365	8,362
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[3,7]	7,982	8,010
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.146% 2023[3,4,7]	5,176	5,183
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 2019[3,7]	1,971	1,971
Black Diamond CLO Ltd., Series 2006-1A, Class AD, CLO, 1.137% 2019[3,4,7]	1,563	1,563
BMW Vehicle Lease Trust, Series 2016-2, Class A1, 0.72% 2017[7]	9,109	9,109
BMW Vehicle Owner Trust 2016-A, Series 2016-A, Class A2A, 0.99% 2019[7]	15,000	14,982
Cabela’s Master Credit Card Trust, Series 2012-2A, Class A1, 1.45% 2020[3,7]	3,235	3,239
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[7]	10,580	10,552
Capital Auto Receivables Asset Trust, Series 2016-2, Class A1, 0.75% 2017[7]	1,812	1,812
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[7]	12,000	12,024
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A5, 1.60% 2021[7]	14,485	14,527
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[3,4,5,7]	28,350	21,968
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.78% 2021[3,4,5,7]	12,985	10,322
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[7]	7,256	7,256
Chase Issuance Trust, Series 2016-A7, Class A, 1.06% 2019[7]	29,000	28,976
Chase Issuance Trust, Series 2014-A7, Class A, 1.38% 2019[7]	5,835	5,841
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[7]	480,200	479,112
Chase Issuance Trust, Series 2013-A7, Class A, 1.134% 2020[4,7]	11,955	11,995
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[7]	63,355	63,542
Chesapeake Funding LLC, Series 2014-1A, Class A, 1.072% 2026[3,4,7]	7,639	7,613
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[3,7]	2,910	2,910
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class A4, 1.31% 2019[3,7]	3,001	3,002
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[3,7]	6,904	6,899
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[3,7]	9,184	9,175
Citi Held For Issuance, Series 2016-PM1, Class A, 4.65% 2025[3,7]	6,560	6,641
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1.905% 2020[4,7]	13,590	13,732
CLI Funding V LLC, Series 2013-1A, Class Note, 2.83% 2028[3,7]	4,360	4,201
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 2028[3,7]	1,207	1,168
CLI Funding V LLC, Series 2013-1A, Class A, 3.67% 2028[3,7]	1,589	1,532
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[3,7]	6,589	6,357
CLI Funding V LLC, Series 2014-2A, Class A, 3.38% 2029[3,7]	7,809	7,510
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M1, 2.454% 2033[4,7]	557	561
Conseco Finance Securitizations Corp., Series 2002-2, Class A2, 6.03% 2033[7]	74	75
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[3,7]	165	166
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[3,7]	778	778
The Bond Fund of America — Page 31 of 43

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[3,7]	$1,643	$1,645
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[3,7]	2,307	2,311
CPS Auto Receivables Trust, Series 2016-D, Class A, 1.50% 2020[3,7]	15,025	14,994
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[3,7]	2,000	2,029
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,7]	3,125	3,156
CPS Auto Receivables Trust, Series 2016-A, Class C, 3.80% 2021[3,7]	3,500	3,534
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[3,7]	2,395	2,414
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C, Class 2A, FSA insured, 0.884% 2035[4,7]	3,957	3,587
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, 0.844% 2037[4,7]	5,844	5,435
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.854% 2037[4,7]	8,882	7,928
Dell Equipment Finance Trust, Series 2016-1, Class A1, 0.85% 2017[3,7]	6,701	6,701
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054% 2020[4,7]	9,970	9,987
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39% 2020[7]	10,600	10,610
DRB Prime Student Loan Trust, Series 2015-D, Class A3, 2.50% 2036[3,7]	3,001	2,988
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.41% 2019[3,7]	25,935	25,937
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[3,7]	1,420	1,422
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[3,7]	15,145	15,239
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[3,7]	6,680	6,739
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,7]	6,700	6,767
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,7]	11,925	12,098
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[3,7]	18,000	18,265
Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19% 2022[3,7]	2,890	2,913
Drivetime Auto Owner Trust, Series 2015-3A, Class A, 1.66% 2019[3,7]	1,408	1,408
Drivetime Auto Owner Trust, Series 2016-2A, Class A, 1.73% 2019[3,7]	1,509	1,510
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[3,7]	1,365	1,375
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[3,7]	8,860	8,869
Drivetime Auto Owner Trust, Series 2016-2A, Class C, 3.67% 2022[3,7]	3,735	3,772
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 2.13% 2023[3,4,7]	8,788	8,789
Enterprise Fleet Financing LLC, Series 2016-2, Class A1, 0.85% 2017[3,7]	8,044	8,042
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,7]	507	507
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[7]	3,053	3,051
Finn Square CLO Ltd., Series 2012-1A, Class A1R, CLO, 2.207% 2023[3,4,7]	31,800	31,802
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[3,7]	3,680	3,712
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[3,7]	24,110	24,143
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[3,7]	9,165	9,241
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[3,7]	23,810	23,420
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[3,7]	20,400	20,363
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,7]	23,070	23,275
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.75% 2021[7]	4,621	4,572
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1, 1.95% 2021[7]	18,000	18,004
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A1, 1.98% 2022[7]	10,890	10,917
Henderson Receivables LLC, Series 2006-3-A, Class A1, 0.642% 2041[3,4,7]	1,731	1,634
Henderson Receivables LLC, Series 2006-4-A, Class A1, 0.904% 2041[3,4,7]	2,173	2,142
Hertz Fleet Lease Funding LP, Series 2014-1A, 1.064% 2028[3,4,7]	3,567	3,567
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2011-1A, Class A2, 3.29% 2018[3,7]	345	346
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[3,7]	36,500	36,217
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[3,7]	20,595	20,616
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,7]	31,883	31,684
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[3,7]	1,939	1,924
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-2A, Class A, 2.95% 2022[3,7]	5,000	4,943
Home Equity Asset Trust, Series 2004-7, Class M1, 1.686% 2035[4,7]	4,712	4,570
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88% 2018[7]	4,604	4,601
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A1, FSA insured, 0.916% 2037[4,7]	4,570	4,168
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class A, 0.988% 2033[4,7]	708	701
The Bond Fund of America — Page 32 of 43

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3, 4.35% 2040[7]	$359	$366
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4, 5.27% 2040[7]	184	189
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5, 5.873% 2040[7]	604	626
Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[3,4,7]	35,000	34,987
MarketPlace Loan Trust, Series 2015-AV1, Class A, 4.00% 2021[3,5,7]	9,751	9,795
Navient Student Loan Trust, Series 2015-A, Class A1, 1.204% 2021[3,4,7]	712	712
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 2.151% 2023[3,4,7]	7,311	7,312
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 2.168% 2025[3,4,7]	14,850	14,844
Prestige Auto Receivables Trust, Series 2015-1, Class B, 2.04% 2021[3,7]	2,500	2,495
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[3,7]	7,000	6,985
Prestige Auto Receivables Trust, Series 2015-1, Class D, 3.05% 2021[3,7]	5,000	4,962
RAMP Trust, Series 2004-RS10, Class AI6, 4.55% 2034[7]	180	183
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA3, Class A, FSA insured, 0.886% 2036[4,7]	658	587
Santander Drive Auto Receivables Trust, Series 2016-3, Class A1, 0.80% 2017[7]	39,844	39,827
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[7]	1,572	1,575
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[7]	3,975	3,992
Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.46% 2020[7]	12,410	12,508
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[7]	715	720
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[7]	14,110	14,219
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[7]	1,150	1,160
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[7]	8,195	8,220
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[7]	14,335	14,452
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[7]	5,820	5,880
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[7]	14,215	14,356
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[7]	3,675	3,725
SLM Private Credit Student Loan Trust, Series 2008-1, Class A3, 1.382% 2017[4,7]	271	271
SLM Private Credit Student Loan Trust, Series 2014-A, Class A1, 1.304% 2022[3,4,7]	950	950
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, 1.156% 2025[4,7]	4,601	4,484
SLM Private Credit Student Loan Trust, Series 2012-3, Class A, 1.406% 2025[4,7]	1,688	1,645
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[3,7]	4,511	4,507
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[3,7]	3,090	2,940
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[3,7]	4,292	4,167
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[3,7]	2,213	2,113
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[3,7]	6,945	6,695
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[7]	6,735	6,970
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[3,7]	11,140	11,074
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 2019[7]	9,385	9,364
Westlake Automobile Receivables Trust, Series 2016-3, Class A2, 1.42% 2019[3,7]	20,800	20,775
Westlake Automobile Receivables Trust, Series 2015-1-A, Class C, 2.29% 2020[3,7]	2,750	2,757
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[3,7]	4,500	4,547
Westlake Automobile Receivables Trust, Series 2015-1-A, Class D, 2.96% 2022[3,7]	3,875	3,904
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[3,7]	1,200	1,198
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 1.184% 2022[4,7]	1,600	1,604
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[7]	4,838	4,834
		1,837,049
Bonds & notes of governments & government agencies outside the U.S. 3.17%
Abu Dhabi (Emirate of) 3.125% 2026[3]	5,000	4,916
Argentine Republic 6.875% 2021[3]	3,075	3,283
Argentine Republic 18.20% 2021	ARS23,600	1,524
Argentine Republic 7.50% 2026[3]	$4,925	5,184
Argentine Republic 15.50% 2026	ARS14,700	898
Argentine Republic 8.28% 2033[7,8]	$4,984	5,346
Argentine Republic 0% 2035	25,700	2,397
Argentine Republic 7.625% 2046[3]	4,250	4,261
The Bond Fund of America — Page 33 of 43

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Armenia (Republic of) 7.15% 2025[3]	$4,810	$5,073
Bermuda 4.138% 2023[3]	1,700	1,751
Bermuda 4.854% 2024[3]	10,650	11,120
Bermuda 3.717% 2027[3]	7,445	7,073
Brazil (Federative Republic of) 0% 2020	BRL262,000	58,736
Brazil (Federative Republic of) 10.00% 2025	14,000	3,999
Brazil (Federative Republic of) 5.625% 2047	$6,590	5,799
Buenos Aires (City of) 8.95% 2021[7]	1,000	1,120
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[3]	10,470	10,470
Chile (Banco Central de) 4.50% 2021	CLP35,025,000	53,728
Colombia (Republic of) 4.50% 2026	$1,700	1,757
Cote d’Ivoire (Republic of) 6.375% 2028[3,7]	7,275	7,111
Dominican Republic 7.50% 2021[7]	950	1,034
Dominican Republic 5.875% 2024[7]	1,640	1,648
Dominican Republic 5.50% 2025[3]	10,380	10,061
Dominican Republic 6.875% 2026[3]	4,300	4,485
Export-Import Bank of India 3.375% 2026[3]	4,500	4,212
FMS Wertmanagement 1.00% 2017	4,400	4,391
FMS Wertmanagement 1.625% 2018	6,400	6,421
Honduras (Republic of) 8.75% 2020	4,175	4,669
Honduras (Republic of) 7.50% 2024[7]	3,330	3,574
Hungary 4.00% 2019	3,000	3,110
Hungary 5.375% 2023	5,950	6,471
Hungary 7.625% 2041	14,850	20,831
India (Republic of) 7.80% 2021	INR716,060	11,037
India (Republic of) 8.83% 2023	387,200	6,347
India (Republic of) 8.60% 2028	1,015,200	16,809
India (Republic of) 9.20% 2030	264,540	4,594
Indonesia (Republic of) 3.70% 2022[3]	$13,225	13,288
Indonesia (Republic of) 3.75% 2022	13,255	13,338
Indonesia (Republic of) 3.375% 2023	9,350	9,145
Iraq (Republic of) 5.80% 2028[7]	5,150	4,292
Japan, Series 18, 0.10% 2024[2]	¥5,386,240	48,551
Japan, Series 19, 0.10% 2024[2]	2,988,000	27,164
Japan, Series 20, 0.10% 2025[2]	12,974,000	118,112
Japan, Series 21, 0.10% 2026[2]	1,495,260	13,657
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	$2,090	2,114
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	615	584
Kazakhstan (Republic of) 5.125% 2025[3]	2,250	2,412
Kazakhstan (Republic of) 6.50% 2045[3]	2,250	2,585
Kenya (Republic of) 6.875% 2024[3]	8,195	7,777
Landwirtschaftliche Rentenbank 1.75% 2019	8,970	9,000
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR55,000	12,256
Malaysia (Federation of), Series 0416, 3.62% 2021	52,750	11,732
Morocco (Kingdom of) 4.25% 2022	$5,400	5,532
Morocco (Kingdom of) 5.50% 2042	10,200	10,493
Nigeria (Federal Republic of) 5.125% 2018[3]	2,525	2,570
Nigeria (Federal Republic of) 6.375% 2023	1,990	1,933
Pakistan (Islamic Republic of) 5.50% 2021[3]	2,535	2,579
Pakistan (Islamic Republic of) 8.25% 2024	2,010	2,183
Pakistan (Islamic Republic of) 8.25% 2025	2,900	3,182
Paraguay (Republic of) 5.00% 2026[3]	1,575	1,607
Paraguay (Republic of) 5.00% 2026	900	918
Qatar (State of) 4.625% 2046[3]	6,000	6,016
Saudi Arabia (Kingdom of) 2.375% 2021[3]	30,700	29,837
The Bond Fund of America — Page 34 of 43

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Saudi Arabia (Kingdom of) 3.25% 2026[3]	$50,395	$47,846
Saudi Arabia (Kingdom of) 4.50% 2046[3]	6,170	5,926
Slovenia (Republic of) 5.50% 2022	22,410	24,813
Slovenia (Republic of) 5.85% 2023	15,500	17,487
Slovenia (Republic of) 5.85% 2023[3]	2,750	3,103
Slovenia (Republic of) 5.25% 2024	5,810	6,379
South Africa (Republic of) 5.50% 2020	1,000	1,062
Swedish Export Credit Corp. 2.875% 2023[3]	9,000	8,975
Trinidad & Tobago (Republic of) 4.50% 2026[3]	4,450	4,384
Turkey (Republic of) 5.625% 2021	19,350	19,887
Turkey (Republic of) 9.00% 2024	TRY11,025	2,806
Turkey (Republic of) 4.25% 2026	$7,700	6,862
Turkey (Republic of) 4.875% 2026	3,580	3,322
Turkey (Republic of) 8.00% 2034	1,250	1,433
Turkey (Republic of) 6.00% 2041	2,820	2,623
United Mexican States 5.125% 2020	1,250	1,345
United Mexican States 4.00% 2023	8,000	8,038
United Mexican States 3.60% 2025	7,600	7,345
United Mexican States 4.125% 2026	1,600	1,591
United Mexican States 4.00% 2040[2]	MXN17,258	861
United Mexican States 5.55% 2045	$2,500	2,566
United Mexican States, Series M, 6.50% 2021	MXN2,766,800	130,272
United Mexican States, Series M, 5.75% 2026	605,000	25,940
Venezuela (Bolivarian Republic of) 12.75% 2022[7]	$765	478
Venezuela (Bolivarian Republic of) 8.25% 2024	2,335	1,097
Venezuela (Bolivarian Republic of) 7.65% 2025	915	421
Venezuela (Bolivarian Republic of) 11.75% 2026	1,530	872
Venezuela (Bolivarian Republic of) 9.25% 2027	3,480	1,783
Venezuela (Bolivarian Republic of) 9.25% 2028	385	179
Venezuela (Bolivarian Republic of) 11.95% 2031[7]	2,210	1,243
Venezuela (Bolivarian Republic of) 9.375% 2034	350	164
Venezuela (Bolivarian Republic of) 7.00% 2038	495	210
Zambia (Republic of) 5.375% 2022	2,750	2,503
Zambia (Republic of) 8.97% 2027[3,7]	3,245	3,213
		1,015,126
Municipals 0.80%
Turlock Irrigation Dist., Rev. Ref. Bonds, Series 2016, 5.00% 2046	10,000	11,257
State of California, Veterans G.O. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	1,385	1,380
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 2.203% 2018	10,000	10,058
State of California, Infrastructure and Econ. Dev. Bank, Rev. Ref. Bonds (J. Paul Getty Trust), Series 2011-A-2, 1.00% 2038 (put 2017)[4]	2,400	2,400
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2015-C-1, 3.50% 2045	1,915	1,987
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	6,550	6,711
State of Florida, State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	5,650	5,676
State of Illinois, G.O. Taxable Build America Bonds, Series 2010-5, 6.20% 2021	1,090	1,149
Fin. Auth., Rev. Bonds (Mercy Health Corp.), Series 2016, 5.00% 2040	10,000	10,657
State of Illinois, G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	705	748
State of Illinois, G.O. Bonds, Series 2013-B, 3.65% 2020	2,570	2,542
State of Illinois, G.O. Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	3,230	3,387
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	820	857
State of Illinois, G.O. Bonds, Series 2013-B, 4.11% 2022	2,280	2,214
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	905	944
The Bond Fund of America — Page 35 of 43

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Illinois, G.O. Bonds, Series 2013-B, 4.31% 2023	$7,325	$7,093
State of Illinois, G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	21,300	21,833
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,275	2,382
State of Illinois, G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	2,250	2,378
State of Illinois, G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[7]	8,500	7,621
State of Illinois, G.O. Bonds, Series 2014, 5.00% 2039	17,900	17,663
State of Illinois, Housing Dev. Auth., Rev. Bonds, Series 2016-A, 4.00% 2046	990	1,048
State of Illinois, Housing Dev. Auth., Multifamily Housing Rev. Notes (Marshall Field Garden Apartment Homes), 1.72% 2050 (put 2025)[4]	4,650	4,603
State of Iowa, Fin. Auth., Single Family Mortgage Bonds, Series 2016-A, 4.00% 2046	955	1,014
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,320	1,365
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2015-E-1, AMT, 3.50% 2035	3,285	3,387
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	3,575	3,659
State of Massachusetts, Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 178, 3.50% 2042	955	992
State of Michigan, Fin. Auth., Local Government Loan Program Rev. Bonds (City of Detroit Fin. Recovery Income Tax Local Project), Series 2014-F-2, 4.60% 2022	6,000	6,099
State of Michigan, Housing Dev. Auth., Single-Family Mortgage Rev. Bonds, Series 2016-B, 3.50% 2047	21,000	21,706
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-A, AMT, 4.00% 2041	645	678
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	4,085	4,276
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2015-E, AMT, 3.50% 2046	1,815	1,871
State of Missouri, Housing Dev. Commission, Single Family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2015-A, 3.75% 2038	895	935
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2015-C, 3.50% 2045	1,310	1,356
State of Nebraska, Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2016-A, 3.50% 2046	1,975	2,054
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	15,500	15,663
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	10,500	10,269
State of New York, Mortgage Agcy., Homeowner Mortgage Rev. Bonds, Series 52, AMT, 3.50% 2030	1,720	1,773
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.875% 2047	15,000	13,248
Territory of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 1.087% 2029[4]	7,665	5,815
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, 4.00% 2036	980	1,038
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	2,745	2,882
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	740	768
State of Tennessee, Housing Dev. Agcy., Homeownership Program Rev. Ref. Bonds, Issue 2015-A, 3.50% 2045	1,095	1,140
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2015-1-A, AMT, 4.00% 2045	1,830	1,925
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, AMT, 4.00% 2046	2,320	2,434
Water Dev. Board, State Water Implementation Rev. Fund, Rev. Bonds (Master Trust), Series 2016, 5.00% 2046	7,000	8,026
State of Texas, SA Energy Acquisition Public Fac. Corp., Gas Supply Rev. Bonds, Series 2007, 5.50% 2023	6,000	6,906
State of Texas, Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, Taxable Series 2016-B, 2.766% 2026	200	197
State of Utah, Housing Corp., Single Family Mortgage Bonds, Class III, Series 2015-D-2, 4.00% 2045	1,065	1,125
State of Wisconsin, Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 2015-A, AMT, 4.00% 2045	2,395	2,496
State of Wisconsin, Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 2016-A, AMT, 3.50% 2046	1,930	1,987
State of Wyoming, Community Dev. Auth., Housing Rev. Bonds, Series 2015-6, 4.00% 2045	910	963
		254,635
The Bond Fund of America — Page 36 of 43

Bonds, notes & other debt instruments Federal agency bonds & notes 0.46%	Principal amount (000)	Value (000)
CoBank, ACB 1.563% 2022[3,4]	$29,725	$28,610
Fannie Mae 2.125% 2026	14,240	13,499
Federal Agricultural Mortgage Corp. 5.125% 2017[3]	5,000	5,066
Federal Home Loan Bank 2.75% 2018	16,635	17,040
Freddie Mac 1.25% 2019	26,500	26,369
Tennessee Valley Authority 1.875% 2022	15,600	15,400
Tennessee Valley Authority 4.65% 2035	4,000	4,657
Tennessee Valley Authority 5.25% 2039	21,250	26,726
Tennessee Valley Authority, Series B, 3.50% 2042	9,400	9,218
		146,585
Total bonds, notes & other debt instruments (cost: $30,136,020,000)		30,015,716
Convertible stocks 0.01% Industrials 0.01%	Shares
CEVA Group PLC, Series A-1, 4.022% convertible preferred[4,5,10]	9,732	3,406
CEVA Group PLC, Series A-2, 3.022% convertible preferred[4,5,10]	2,576	644
Total convertible stocks (cost: $13,571,000)		4,050
Preferred securities 0.01% Financials 0.01%
CoBank, ACB, Class E, noncumulative[3]	6,250	3,986
Total preferred securities (cost: $5,820,000)		3,986
Common stocks 0.04% Industrials 0.01%
CEVA Group PLC[5,10,11]	12,179	3,044
Atrium Corp.[3,5,11]	985	1
		3,045
Health care 0.01%
Rotech Healthcare Inc.[5,11]	342,069	2,757
Information technology 0.01%
Corporate Risk Holdings I, Inc.[5,11]	188,850	2,153
Corporate Risk Holdings Corp.[5,11]	955	—
		2,153
Materials 0.01%
Warrior Met Coal, LLC, Class B3,5,11	4,359	1,504
Warrior Met Coal, LLC, Class A3,5,11	1,452	501
		2,005
Telecommunication services 0.00%
NII Holdings, Inc.[11]	686,010	1,475
The Bond Fund of America — Page 37 of 43

Common stocks Energy 0.00%	Shares	Value (000)
Gener8 Maritime, Inc.[11]	1,716	$8
Total common stocks (cost: $56,021,000)		11,443
Rights & warrants 0.00% Energy 0.00%
Gener8 Maritime, Inc., warrants, expire 2017[3,5,11]	2,654	—
Total rights & warrants (cost: $671,000)		—
Short-term securities 6.51%	Principal amount (000)
Abbey National Treasury Services PLC 1.08% due 4/24/2017	$12,050	12,012
ANZ New Zealand (International) Ltd. 1.14% due 3/28/2017[3]	20,000	19,952
Apple Inc. 0.64% due 2/6/2017[3]	59,700	59,667
Chevron Corp. 0.74%–0.82% due 2/21/2017–4/3/2017[3]	100,500	100,325
Coca-Cola Co. 0.69% due 1/13/2017[3]	25,000	24,996
ExxonMobil Corp. 0.69% due 1/24/2017	50,000	49,977
Federal Farm Credit Banks 0.52% due 4/27/2017	35,000	34,937
Federal Home Loan Bank 0.45%–0.55% due 1/19/2017–5/17/2017	608,900	608,306
Japanese Treasury Discount Bills 0% due 3/10/2017	¥90,000,000	770,452
Microsoft Corp. 0.76%–0.86% due 2/14/2017–3/14/2017[3]	188,900	188,736
Paccar Financial Corp. 0.68% due 1/27/2017	23,400	23,389
Pfizer Inc. 0.78% due 1/23/2017[3]	42,852	42,838
Qualcomm Inc. 0.66%–0.70% due 2/8/2017–2/22/2017[3]	71,100	71,039
Svenska Handelsbanken Inc. 1.08% due 4/24/2017[3]	21,700	21,632
Toronto-Dominion Holdings USA Inc. 1.16% due 3/21/2017[3]	20,000	19,959
Wells Fargo Bank, N.A. 1.09% due 4/24/2017	34,000	34,010
Total short-term securities (cost: $2,196,606,000)		2,082,227
Total investment securities 100.48% (cost: $32,408,709,000)		32,117,422
Other assets less liabilities (0.48)%		(153,334)
Net assets 100.00%		$31,964,088
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $982,710,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Colombian pesos	1/27/2017	Citibank	COP42,592,900	$14,200	$(95)
Euros	1/11/2017	JPMorgan Chase	€10,139	$10,762	(80)
Euros	1/12/2017	Barclays Bank PLC	€9,605	$10,233	(114)
Euros	1/20/2017	Citibank	€11,000	$11,740	(147)
Euros	1/20/2017	JPMorgan Chase	€14,065	$15,154	(331)
Euros	1/23/2017	Citibank	€5,404	$5,637	59
Malaysian ringgits	1/13/2017	Citibank	MYR62,510	$14,119	(192)
					$(900)
The Bond Fund of America — Page 38 of 43

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Brazilian reais	1/6/2017	Bank of America, N.A.	$4,795	BRL16,300	$(203)
Brazilian reais	1/11/2017	Bank of America, N.A.	$2,405	BRL8,250	(121)
Brazilian reais	1/11/2017	Citibank	$17,758	BRL61,000	(916)
Brazilian reais	1/13/2017	JPMorgan Chase	$15,377	BRL53,000	(837)
British pounds	1/24/2017	Bank of New York Mellon	$461	£370	5
Canadian dollars	1/12/2017	Bank of America, N.A.	$17,334	C$23,100	126
Chilean pesos	1/20/2017	Citibank	$53,778	CLP35,813,750	394
Chilean pesos	1/27/2017	Citibank	$14,161	CLP9,573,000	(101)
Euros	1/13/2017	Citibank	$19,562	€18,750	(192)
Indian rupees	1/6/2017	Bank of America, N.A.	$2,908	INR200,000	(37)
Indian rupees	1/11/2017	Citibank	$949	INR65,350	(13)
Indian rupees	1/11/2017	UBS AG	$13,775	INR948,500	(184)
Indian rupees	1/11/2017	JPMorgan Chase	$17,991	INR1,238,700	(238)
Indian rupees	1/25/2017	JPMorgan Chase	$2,113	INR143,040	11
Japanese yen	3/10/2017	Bank of America, N.A.	$892,888	¥90,000,000	120,143
Japanese yen	3/17/2017	Barclays Bank PLC	$49,436	¥5,080,000	5,801
Japanese yen	3/17/2017	UBS AG	$13,137	¥1,350,000	1,541
Japanese yen	4/18/2017	JPMorgan Chase	$14,722	¥1,520,000	1,644
Japanese yen	5/12/2017	Citibank	$84,132	¥8,620,000	9,868
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	6/9/2017	Citibank	$17,099	¥1,750,000	2,001
Japanese yen	8/10/2017	JPMorgan Chase	$11,470	¥1,170,000	1,341
Mexican pesos	1/9/2017	Citibank	$2,876	MXN59,392	16
Mexican pesos	1/11/2017	Citibank	$676	MXN14,000	2
Mexican pesos	1/20/2017	JPMorgan Chase	$19,645	MXN403,550	242
Mexican pesos	1/25/2017	JPMorgan Chase	$9,344	MXN190,000	216
Singapore dollars	1/24/2017	JPMorgan Chase	$13,566	S$19,600	34
South Korean won	1/13/2017	UBS AG	$14,136	KRW16,600,000	391
Turkish lira	1/23/2017	UBS AG	$2,859	TRY10,125	3
Turkish lira	1/23/2017	JPMorgan Chase	$114	TRY405	—[12]
					$144,939
Forward currency contracts — net					$144,039
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $14,770,478,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	Sonio Overnight Deposit Rates	0.207%	10/13/2018	£280,000	$(311)
Receive	LCH	Sonio Overnight Deposit Rates	0.227	10/14/2018	45,000	(30)
Receive	LCH	Sonio Overnight Deposit Rates	0.226	10/14/2018	275,000	(190)
Pay	LCH	3-month USD-LIBOR	0.821	7/8/2019	$95,000	1,789
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr1,030,000	44
Receive	LCH	3-month USD-LIBOR	1.666	5/26/2020	$250,000	(715)
Receive	LCH	3-month USD-LIBOR	1.371	1/25/2021	270,000	(5,138)
The Bond Fund of America — Page 39 of 43

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.3705%	1/25/2021	$280,000	$(5,334)
Receive	LCH	3-month USD-LIBOR	1.3095	2/2/2021	188,000	(4,083)
Pay	LCH	3-month USD-LIBOR	1.305	4/25/2021	293,000	7,111
Receive	LCH	3-month USD-LIBOR	1.3575	6/3/2021	75,000	(1,738)
Pay	LCH	3-month USD-LIBOR	1.0695	6/17/2021	160,000	5,774
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	74,000	2,628
Pay	LCH	3-month USD-LIBOR	2.1892	8/13/2021	50,000	(594)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	67,000	2,206
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	67,000	2,182
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021	727,900	23,722
Pay	LCH	3-month USD-LIBOR	1.25	9/23/2021	660,000	20,770
Pay	LCH	3-month USD-LIBOR	1.225	9/23/2021	527,100	17,189
Pay	LCH	3-month USD-LIBOR	1.26775	10/7/2021	87,000	2,703
Pay	LCH	3-month USD-LIBOR	1.2796	10/11/2021	434,000	13,306
Receive	LCH	3-month USD-LIBOR	1.852	12/5/2021	15,000	(78)
Receive	LCH	3-month USD-LIBOR	1.813	12/6/2021	20,000	(141)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	58,100	(218)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	291,900	(1,106)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	785,000	4,090
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	392,000	1,682
Receive	LCH	3-month USD-LIBOR	1.733	10/9/2022	100,000	(1,765)
Receive	LCH	3-month USD-LIBOR	1.176	2/16/2023	240,000	(12,730)
Receive	LCH	3-month USD-LIBOR	1.615	8/18/2023	270,000	(4,941)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	27,000	(1,426)
Receive	LCH	3-month USD-LIBOR	2.2665	12/21/2023	20,000	146
Pay	LCH	3-month USD-LIBOR	2.82125	4/11/2024	42,000	(1,850)
Pay	LCH	3-month USD-LIBOR	2.7455	6/19/2024	45,000	(1,747)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	54,000	(1,860)
Pay	LCH	3-month USD-LIBOR	1.902	2/2/2025	3,000	75
Pay	LCH	6-month JPY-LIBOR	0.5327	3/4/2025	¥6,100,000	(1,617)
Pay	LCH	3-month USD-LIBOR	2.255	5/20/2025	$75,000	(41)
Pay	LCH	6-month JPY-LIBOR	0.46995	11/17/2025	¥6,250,000	(1,394)
Pay	LCH	3-month USD-LIBOR	2.1145	12/10/2025	$93,000	1,273
Pay	LCH	3-month USD-LIBOR	2.149	1/7/2026	10,000	113
Pay	LCH	3-month USD-LIBOR	2.0235	1/13/2026	38,000	831
Pay	LCH	3-month USD-LIBOR	1.9615	1/14/2026	110,000	2,977
Pay	LCH	6-month JPY-LIBOR	0.3822	1/15/2026	¥5,100,000	(789)
Pay	LCH	3-month USD-LIBOR	1.8855	1/25/2026	$150,000	5,043
Pay	LCH	6-month JPY-LIBOR	0.228	2/8/2026	¥8,500,000	(282)
Pay	LCH	6-month JPY-LIBOR	0.20125	2/18/2026	8,240,000	(96)
Receive	LCH	6-month JPY-LIBOR	0.1223	5/11/2026	2,000,000	(115)
Receive	LCH	6-month JPY-LIBOR	0.1173	5/13/2026	1,000,000	(62)
Receive	LCH	6-month JPY-LIBOR	0.10855	5/16/2026	2,000,000	(138)
Receive	LCH	6-month JPY-LIBOR	0.0188	6/16/2026	1,000,000	(145)
Receive	LCH	6-month JPY-LIBOR	(0.00395)	6/17/2026	2,000,000	(321)
Pay	LCH	3-month USD-LIBOR	1.3805	7/5/2026	$78,000	6,334
Pay	LCH	3-month USD-LIBOR	1.456	8/9/2026	15,000	1,134
Receive	LCH	6-month EURIBOR	0.398	10/27/2026	€6,100	(149)
Receive	LCH	6-month EURIBOR	0.408	10/27/2026	39,800	(931)
Receive	LCH	6-month EURIBOR	0.756	12/9/2026	28,000	317
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	$79,900	(1,497)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	160,300	(3,459)
The Bond Fund of America — Page 40 of 43

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	1.87%	8/18/2031	$57,000	$4,310
Receive	LCH	3-month USD-LIBOR	3.4275	4/11/2034	23,000	3,004
Receive	LCH	3-month USD-LIBOR	2.523	12/8/2035	5,000	(19)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(11,010)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	24,000	(3,124)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	25,000	(3,415)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	33,000	(852)
Pay	LCH	3-month USD-LIBOR	2.476	1/9/2045	15,000	332
Pay	LCH	3-month USD-LIBOR	2.3505	1/20/2045	3,000	145
Pay	LCH	3-month USD-LIBOR	2.717	5/26/2045	45,000	(1,296)
Pay	LCH	3-month USD-LIBOR	2.943	7/17/2045	40,000	(3,078)
Pay	LCH	3-month USD-LIBOR	2.6995	9/2/2045	40,000	(1,008)
Pay	LCH	3-month USD-LIBOR	2.7055	9/2/2045	50,000	(1,323)
Pay	LCH	3-month USD-LIBOR	2.6785	9/4/2045	60,000	(1,243)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	72,000	1,010
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	48,000	581
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	60,000	641
Pay	LCH	3-month USD-LIBOR	2.57082	11/6/2045	123,000	283
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	13,200	31
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(187)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	204
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	57,400	684
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	4,600	46
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	10,000	211
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	67,250	(137)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	49,000	1,819
Pay	LCH	3-month USD-LIBOR	2.396	1/19/2046	25,000	1,001
Pay	LCH	3-month USD-LIBOR	2.3375	1/25/2046	60,000	3,157
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	53,000	2,590
Pay	LCH	3-month USD-LIBOR	1.991	6/13/2046	8,000	1,028
Pay	LCH	3-month USD-LIBOR	1.9905	6/13/2046	4,000	514
Pay	LCH	3-month USD-LIBOR	1.9165	6/21/2046	8,500	1,231
Receive	LCH	3-month USD-LIBOR	1.803	7/14/2046	30,000	(5,091)
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	30,000	4,944
Pay	LCH	6-month EURIBOR	0.9152	10/27/2046	€15,100	1,289
Pay	LCH	6-month EURIBOR	0.9007	10/27/2046	2,000	179
Pay	LCH	3-month USD-LIBOR	2.403	11/21/2046	$31,000	1,217
Receive	LCH	3-month USD-LIBOR	2.542	12/6/2046	17,000	(149)
Receive	LCH	3-month USD-LIBOR	2.5445	12/6/2046	45,000	(369)
Pay	LCH	6-month EURIBOR	1.3092	12/9/2046	€11,000	(250)
Pay	LCH	3-month USD-LIBOR	2.7265	12/22/2046	$97,000	(3,083)
						$61,225
The Bond Fund of America — Page 41 of 43

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $533,022,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 12/31/2016 (000)
CDX.NA.HY.25	CME	5.00%	12/20/2020	$198,000	$(13,657)	$(3,973)	$(9,684)
CDX.NA.HY.27	ICE	5.00	12/20/2021	304,600	(18,885)	(11,209)	(7,676)
							$(17,360)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $10,696,679,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	168	January 2017	$69,596	$42
10 Year Ultra U.S. Treasury Note Futures	CME	Short	5,682	March 2017	759,322	(2,421)
10 Year U.S. Treasury Note Futures	CME	Long	2,488	March 2017	309,316	(104)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	1,317	March 2017	208,323	2,726
20 Year U.S. Treasury Bond Futures	CME	Long	284	March 2017	43,264	(477)
5 Year U.S. Treasury Note Futures	CME	Long	84,019	April 2017	9,907,026	(21,009)
2 Year U.S. Treasury Note Futures	CME	Long	13,305	April 2017	2,885,056	(2,029)
90 Day Euro Dollar Futures	CME	Long	1,878	December 2017	464,168	(1,805)
90 Day Euro Dollar Futures	CME	Short	1,351	March 2018	333,593	1,382
						$(23,695)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $368,286,000, which represented 1.15% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,948,345,000, which represented 12.35% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $194,795,000, which represented .61% of the net assets of the fund.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $28,970,000, which represented .09% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Purchased on a TBA basis.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[11]	Security did not produce income during the last 12 months.
[12]	Amount less than one thousand.

The Bond Fund of America — Page 42 of 43

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 4.022% convertible preferred	5/2/2013	$9,867	$3,406.01%
CEVA Group PLC	3/10/2010-5/2/2013	27,452	3,044.01
CEVA Group PLC, Series A-2, 3.022% convertible preferred	3/10/2010-1/23/2012	3,703	644.00
Total private placement securities		41,022	7,094.02%

Key to abbreviations and symbols
ADS = American Depositary Shares	Dist. = District	LCH = LCH.Clearnet
Agcy. = Agency	Econ. = Economic	LIBOR = London Interbank Offered Rate
AMT = Alternative Minimum Tax	EURIBOR = Euro Interbank Offered Rate	LOC = Letter of Credit
ARS = Argentine pesos	€ = Euros	MXN = Mexican pesos
Auth. = Authority	Fac. = Facility	MYR = Malaysian ringgits
BRL = Brazilian reais	Facs. = Facilities	NIBOR = Norwegian Interbank Offered Rate
£ = British pounds	Fin. = Finance	NOK/NKr = Norwegian kroner
C$ = Canadian dollars	Fncg. = Financing	Redev. = Redevelopment
CLO = Collateralized Loan Obligations	G.O. = General Obligation	Ref. = Refunding
CLP = Chilean pesos	ICE = Intercontinental Exchange, Inc.	Rev. = Revenue
CME = CME Group	INR = Indian rupees	S$ = Singapore dollars
COP = Colombian pesos	JPY/¥ = Japanese yen	TBA = To-be-announced
Dept. = Department	KRW = South Korean won	TRY = Turkish lira
Dev. = Development
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-008-0217O-S54097	The Bond Fund of America — Page 43 of 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2017